UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Filed by a Party other than the Registrant    ☐

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

INNOSPEC INC.

(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

AND

PROXY STATEMENT

2018

March 22, 2018

Dear Fellow Stockholder:

It is with great pleasure that we invite you to our 2018 Annual Meeting of Stockholders. The meeting will be held on Wednesday, May 9, 2018 at 10.00 a.m. Eastern Daylight Time at The Four Seasons, 1435 Brickell Ave, Miami, FL 33131.

Important notice regarding availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 9, 2018:

We are continuing to take advantage of the Securities and Exchange Commission (the “SEC”) rules that allow companies to furnish proxy materials to stockholders via the internet. This electronic process gives you fast, convenient access to materials, reduces impact on the environment and reduces our printing and mailing costs. As you have received a Notice Regarding the Availability of Proxy Materials (“Notice”) by mail, you will not receive a printed copy of the proxy materials, unless you specifically request one. If you would still like to receive a printed copy of our proxy materials, you should follow the instructions for requesting these materials which are included in the Notice.

Whether or not you plan to attend the annual meeting, your vote on matters to be acted upon at the meeting is important to us. We hope that you will vote by telephone or via the internet by following the instructions on your Notice or proxy card. Alternatively, if you have requested written proxy materials, you may vote by signing, dating and returning your proxy card. If you are a holder of record and you sign and return your proxy card without specifying your voting choices, your proxy will be voted in accordance with the Board of Directors’ recommendations as set out in the Proxy Statement.

If you are a beneficial holder of our stock (i.e. with shares held in “street name”), we urge you to give voting instructions to your broker so that your vote can be counted. This is important because brokers are not able to cast votes with respect to the election of directors or executive compensation unless they have received instructions from the beneficial owner of stock.

If you have any questions concerning the meeting, please contact Mr. David B. Jones, Innospec’s Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary at 303-792-5554 or david.jones@innospecinc.com.

Thank you for your continued support. We look forward to seeing those of you who will be able to attend the 2018 Annual Meeting of Stockholders.

Sincerely,

Patrick S. Williams

President and Chief Executive Officer

INNOSPEC INC.

8310 South Valley Highway, Suite 350

Englewood, CO 80112

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS

Date and time	Wednesday, May 9, 2018, 10.00 a.m. Eastern Daylight Time

Place	The Four Seasons 1435 Brickell Ave Miami FL 33131 U.S.

Proposals	Proposal 1	Re-election of two class II directors
	Proposal 2	Advisory approval of the Corporation’s executive compensation
	Proposal 3	Approval of the Innospec Inc. 2018 Omnibus Long-Term Incentive Plan
	Proposal 4	Approval of the Innospec Inc. ShareSave Plan 2008 (as amended and restated)
	Proposal 5	Ratification of the appointment of the Corporation’s independent registered public accounting firm.

Record Date	March 15, 2018

To obtain Proxy Materials	Internet	www.envisionreports.com/iosp (for stockholders of record) www.proxyvote.com (for beneficial owners with shares held in “street name”)
	Telephone	1-866-641-4276 (for stockholders of record) 1-800-579-1639 (for beneficial owners with shares held in “street name”)
Email

investorvote@computershare.com with “Proxy Materials Innospec Inc.” in the subject line (for stockholders of record)

sendmaterial@proxyvote.com (for beneficial owners with shares held in “street name”)

Voting Methods	Internet	www.envisionreports.com/iosp (for stockholders of record) www.proxyvote.com (for beneficial owners with shares held in “street name”)
	Telephone	Use the toll-free number shown on the proxy card
	Written ballot	Complete and return a proxy card (if you received a paper copy)
	In person	Attend and vote at the meeting

Stockholders may also transact any other business properly brought before the meeting. At this time, the Board of Directors knows of no other proposals or matters to be presented.

On behalf of the Board of Directors:

David B. Jones

Vice President, General Counsel,

Chief Compliance Officer and Corporate Secretary

March 22, 2018

APPENDIX A – RULES OF THE INNOSPEC INC. 2018 OMNIBUS LONG-TERM INCENTIVE PLAN	A-1

APPENDIX B – RULES OF THE INNOSPEC INC. SHARESAVE PLAN 2008 (AS AMENDED AND RESTATED)	B-1

PROXY CARD

PROXY STATEMENT

INFORMATION ABOUT THE 2018 ANNUAL MEETING OF STOCKHOLDERS AND VOTING AT THE MEETING

Why did you send me the Notice Regarding the Availability of Proxy Materials?

We sent you the Notice Regarding the Availability of Proxy Materials (the “Notice”) because the Board of Directors of Innospec Inc. (“Innospec” or the “Corporation”) is soliciting your proxy to vote at the 2018 Annual Meeting of Stockholders, which will be held on Wednesday, May 9, 2018 at 10.00 a.m. Eastern Daylight Time, at The Four Seasons, 1435 Brickell Ave, Miami, FL 33131.

The Proxy Statement summarizes the information you need to vote at the 2018 Annual Meeting of Stockholders. You do not need to attend the 2018 Annual Meeting of Stockholders in person to vote your stock. Alternatively, you may simply vote by telephone, over the internet, or, if you have requested written proxy materials, by completing, signing and returning the accompanying proxy card.

Innospec intends to commence distribution of the Notice to stockholders on or about March 27, 2018.

What proposals will be voted on at the Annual Meeting of Stockholders?

Stockholders are being asked to consider and vote on five proposals at the 2018 Annual Meeting of Stockholders. The following is a summary of the proposals and the voting recommendations of the Board with respect to each proposal:

SUMMARY OF PROPOSALS

Proposal		How the Board Recommends You Vote

1	Re-election of two class II directors	FOR
2	Advisory approval of the Corporation’s executive compensation	FOR
3	Approval of the Innospec Inc. 2018 Omnibus Long-Term Incentive Plan	FOR
4	Approval of the Innospec Inc. ShareSave Plan 2008 (as amended and restated)	FOR
5	Ratification of the appointment of the Corporation’s independent registered public accounting firm	FOR

Important notice regarding availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 9, 2018.

Are proxy materials available on the internet?

Yes. Our Proxy Statement, including proxy card, for the 2018 Annual Meeting of Stockholders and our 2017 Annual Report on Form 10-K are available at http://www.envisionreports.com/iosp for stockholders of record and http://www.proxyvote.com for beneficial holders.

Who is entitled to vote at the meeting?

March 15, 2018 is the record date for the 2018 Annual Meeting of Stockholders. If you owned Innospec Common Stock at the close of business on March 15, 2018, you are entitled to vote. On this record date, we had 24,793,425 shares of our Common Stock outstanding and entitled to vote at the 2018 Annual Meeting of Stockholders. Our Common Stock is our only class of voting stock.

How many votes do I have?

You have one vote for each share of Common Stock that you owned at the close of business on the March 15, 2018 record date. Your Notice indicates the number of shares of Common Stock you are entitled to vote.

What is the difference between holding stock as a stockholder of record and as a beneficial owner?

Although many stockholders are the record holders of their stock, others hold their stock beneficially, which means it is held through a stockbroker, bank or other nominee rather than directly in the stockholder’s own name. As summarized below, there are some differences between stock held of record and that owned beneficially.

Stockholder of Record

If your shares of Common Stock are registered directly in your name with our transfer agent, Computershare, you are considered, with respect to those shares, the stockholder of record and the Notice is being sent to you directly at your address of record. As the stockholder of record you have the right to grant your voting proxy directly to Innospec or to vote in person at the Annual Meeting of Stockholders. Alternatively, you may vote by telephone or via the internet as described below under the heading “Information about the 2018 Annual Meeting of Stockholders and Voting - May I vote by telephone or via the internet?”

Beneficial Owner

If your Common Stock is held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of stock held in “street name” and our proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee on how to vote your stock and are also invited to attend the 2018 Annual Meeting of Stockholders. However, since you are not the stockholder of record, you may only vote these shares in person at the 2018 Annual Meeting of Stockholders if you follow the instructions described below under the heading “Information about the 2018 Annual Meeting of Stockholders and Voting - How do I vote in person at the 2018 Annual Meeting of Stockholders?” Your broker or nominee has provided a voting instruction card for you to use in directing your broker or nominee as to how to vote your stock. You may also vote by telephone or via the internet by following your broker or other nominee’s directions as described below under the heading “Information about the 2018 Annual Meeting of Stockholders and Voting - May I vote by telephone or via the internet?”

How do I vote by proxy if I am a stockholder of record?

If you are a stockholder of record and you properly fill in your proxy card and it is received by us in time to vote, or you vote by internet or telephone, your “proxy” (i.e. one of the individuals named on your proxy card) will vote your stock as you have directed. If you sign the proxy card (including electronic signature in the case of internet or telephonic voting), but do not make specific voting choices, the person holding your proxy will vote your stock as recommended by the Board as follows:

🌑	“FOR” the re-election of two class II directors;
🌑	“FOR” the approval, on an advisory basis, of executive compensation;

🌑	“FOR” the approval of the Innospec Inc. 2018 Omnibus Long-Term Incentive Plan;
🌑	“FOR”; Approval of the Innospec Inc. ShareSave Plan 2008 (as amended and restated); and
🌑	“FOR” the ratification of the appointment of the Corporation’s independent registered public accounting firm.

If any other matter is presented at the meeting, your vote will be cast in accordance with the best judgment of the individuals named on your proxy card. As of the date of printing this Proxy Statement, we know of no such other matters that need to be acted on at the Annual Meeting of Stockholders.

How do I give voting instructions if I am a beneficial holder?

If you are a beneficial owner of stock, your broker will communicate with you directly and ask you how you want your stock to be voted. If you give the broker voting instructions, the broker will vote your stock as you direct. If you do not give the broker voting instructions, one of two things can happen, depending on the type of proposal in question. Brokers have discretionary power to vote your stock with respect to “routine” matters, but they do not have discretionary power to vote your stock on “non-routine” matters. Brokers holding stock beneficially owned by their clients do not have the ability to cast votes with respect to the election of directors or executive compensation unless they have received instructions from the beneficial owner of the stock because these are considered non-routine matters. It is therefore important that you provide voting instructions to your broker if your shares of Common Stock are held beneficially through a broker so that your vote with respect to directors, executive compensation, the plans and any other matter treated as “non-routine”, is counted.

May I vote by telephone or via the internet?

Yes, you may vote by telephone or via the internet. We encourage you to do so because your vote will be tabulated faster than if you mailed it. Please note the following depending on whether you are a stockholder of record or a beneficial owner whose shares are held by a bank or broker in “street name”:

If you are a stockholder of record, you may vote electronically through the internet at www.envisionreports.com/iosp or by telephone Toll Free 1-800-652-8683 within U.S.A., U.S. Territories and Canada.

If you are a beneficial owner and hold your stock in “street name,” you may vote electronically through the internet at www.proxyvote.com and you should contact your bank or broker to determine whether you will be able to vote by telephone.

Whether or not you plan to attend the 2018 Annual Meeting of Stockholders in person, we urge you to vote. Doing so by returning the proxy card or voting by telephone or via the internet will not affect your ultimate right to attend and vote in person.

Proxies submitted by the internet or telephone must be received by 1:00 a.m. Eastern Daylight Time on May 9, 2018.

May I revoke my proxy?

Yes. If you change your mind after you vote, you may revoke your proxy by following any of the procedures described below. To revoke your proxy:

🌑	Send in another signed proxy with a later date or resubmit your vote by telephone or the internet;
🌑

Send a letter revoking your proxy to Mr. David B. Jones, Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary at Innospec Inc., 8310 South Valley Highway, Englewood, CO 80112, U.S.; or

🌑	Attend the 2018 Annual Meeting of Stockholders and vote in person.

If you wish to revoke your proxy, you must do so sufficiently in advance to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken.

How do I vote in person at the 2018 Annual Meeting of Stockholders?

If you are a stockholder of record, you may attend the meeting and vote your shares in person. If you choose to do so, please bring your Notice, or proxy card showing your control number and proof of identification.

If you are the beneficial owner of stock held in “street name”, you may vote your shares in person only if you obtain a signed proxy from the stockholder of record giving you the right to vote the stock. To do so, you must bring to the 2018 Annual Meeting of Stockholders proof of identification, an account statement or letter from the broker, bank or other nominee indicating that you are the owner of the stock and a signed proxy from the stockholder of record giving you the right to vote the stock. The account statement or letter must show that you were the beneficial owner of the stock on March 15, 2018.

Even if you plan to attend the 2018 Annual Meeting of Stockholders in person, Innospec recommends that you vote your stock in advance by internet or telephone, or by returning the accompanying proxy card, as described above, so that your vote will be counted if you later decide not to attend the 2018 Annual Meeting of Stockholders.

What votes need to be present to hold the 2018 Annual Meeting of Stockholders?

To have a quorum for our 2018 Annual Meeting of Stockholders, the holders of a majority of the shares of Common Stock outstanding and entitled to vote need to be present in person or by proxy. Abstentions and broker “non-votes” are treated as present and entitled to vote and are counted in the quorum.

What vote is required to approve each proposal?

For Proposal 1, the affirmative vote of a plurality of the votes cast by holders of all stock entitled to vote on such proposal is required (meaning that the nominees for Innospec Director who receive the highest number of shares voted “for” their election are elected). While directors are elected by a plurality vote, we have a “majority vote” director resignation policy in place, as described below.

As Proposal 2 is an advisory vote, there is no specified vote requirement for approval. Innospec will consider that the affirmative vote of the majority of the stock present (in person or represented by proxy) and entitled to vote on such proposal reflects the advice of the stockholders.

For Proposals 3, 4 and 5, the affirmative vote of the majority of the stock present (in person or represented by proxy) and entitled to vote on such proposal is required.

Proposal		Vote Required	Broker Discretionary Voting Allowed

Proposal 1	Re-election of two class II directors	Plurality of votes of shares present	No

Proposal 2	Advisory approval of the Corporation’s executive compensation	Majority of the stock present in person or by proxy.	No

Proposal 3	Approval of the Innospec Inc. 2018 Omnibus Long-Term Incentive Plan	Majority of stock present in person or by proxy	No

Proposal 4	Approval of the Innospec Inc. ShareSave Plan 2008 (as amended and restated)	Majority of stock present in person or by proxy	No

Proposal 5	Ratification of the appointment of the Corporation’s independent registered public accounting firm	Majority of stock present in person or by proxy	Yes

What is our “Majority Vote” Director Resignation Policy?

According to the procedure set forth in the Corporation’s Corporate Governance Guidelines, in an uncontested election, any nominee for director (including incumbent directors) who receives a greater number of votes “withheld” from his or her election than votes “for” such election must offer his or her resignation promptly to the Board of Directors following certification of the stockholder vote. Upon receipt of the resignation, the Nominating and Corporate Governance Committee will consider the resignation offer and recommend to the Board of Directors whether to accept it. The Board of Directors will act on the Nominating and Corporate Governance Committee’s recommendation within 120 days following certification of the stockholder vote. The Nominating and Corporate Governance Committee and the Board of Directors may consider such factors they deem relevant in deciding whether to accept a Director’s resignation. Thereafter, the Corporation will promptly disclose the Board’s decision whether to accept the Director’s resignation offer (and the reasons for rejecting the resignation offer, if applicable) in a Current Report on Form 8-K furnished to the SEC. This resignation policy does not apply to contested director elections.

How are votes counted?

In the election of Innospec Directors, your vote may be cast “FOR” each of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. If you “withhold” authority to vote with respect to one or more nominees for Innospec Director, your vote will have no effect on the election of such nominees.

Your vote may be cast “FOR”, “AGAINST” or “ABSTAIN” for the advisory approval of executive compensation, for the approval of the Innospec Inc. 2018 Omnibus Long-Term Incentive Plan, for the Innospec Inc. ShareSave Plan 2008 (as amended and restated) and for the ratification of the appointment of Innospec’s independent registered public accounting firm.

If you sign (including electronic confirmations in the case of internet or telephone voting) your proxy card with no instructions on how to vote, your stock will be voted in accordance with the recommendations of the Board. If you sign (including electronic confirmation in the case of internet or telephone voting) your broker voting instruction card with no instructions on how to vote, your stock will be voted in the broker’s discretion only with respect to “routine” matters but will not be voted with respect to “non-routine” matters. As described in “How do I give voting instructions if I am a beneficial holder?” election of directors and executive compensation are considered non-routine matters. We will appoint one or more inspectors of election to count votes cast in person or by proxy.

What is the effect of broker non-votes and abstentions?

A broker “non-vote” occurs when a broker holding stock for a beneficial owner does not or cannot vote on a particular proposal because the broker does not have discretionary voting power for that particular proposal and has not received instructions from the beneficial owner.

Common Stock owned by stockholders electing to abstain from voting with respect to any proposal will be counted towards the presence of a quorum. Common stock beneficially owned and voted by the beneficiary through a broker will be counted towards the presence of a quorum, even if there are broker non-votes with respect to some proposals, as long as the broker votes on at least one non-routine proposal.

Abstentions and instructions to withhold votes with respect to any nominee for director election (which uses a plurality standard) will result in those nominees receiving fewer votes but will not count as votes “against” the nominee. Broker non-votes will not be considered present and entitled to vote with respect to elections of directors and therefore will have no direct effect on the outcome of election of directors. Abstentions will be treated as present and entitled to vote with respect to Proposals 2, 3, 4 and 5 and, therefore, will have the effect of votes “against” these proposals. Broker non-votes will have no direct effect on the outcome of these proposals.

What happens if the 2018 Annual Meeting of Stockholders is adjourned or postponed?

Your proxy will still be effective and will be voted at the rescheduled 2018 Annual Meeting of Stockholders. You will still be able to change or revoke your proxy until it is voted.

Where can I find the voting results?

Final voting results will be disclosed in a Form 8-K to be filed with the SEC within four business days after the 2018 Annual Meeting of Stockholders. If official results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available. You can find the Form 8-K on our website at www.innospecinc.com.

Will Innospec’s independent accountants attend the 2018 Annual Meeting of Stockholders?

A representative of KPMG Audit Plc (“KPMG Audit”) and KPMG LLP, our current independent accountants, will be available by telephone at the 2018 Annual Meeting of Stockholders to answer questions and will have an opportunity to make a statement if they wish. (As noted in connection with the proposal relating to the ratification of the appointment of the Corporation’s independent registered public accounting firm, a representative of KPMG LLP will be available in view of KPMG LLP having recently been appointed to replace KPMG Audit as a result of some internal restructuring that has happened within the KPMG corporate group.)

Do Directors attend the 2018 Annual Meeting of Stockholders?

Our Corporate Governance Guidelines provide that Directors are expected to attend our annual meetings of stockholders and any special meeting of stockholders called by Innospec to consider extraordinary business transactions. Unless they are unable to do so as a result of special circumstances, Directors are encouraged to attend all other special meetings of stockholders called by Innospec. All of our Directors then in office attended the 2017 Annual Meeting of Stockholders that was held on May 10, 2017.

Can a stockholder or interested person communicate directly with our Board? If so, how?

Any stockholder and other interested person who may desire to contact the Chairman or any of the Directors of Innospec may do so via the following e-mail address: contact.board@innospecinc.com, or by writing to them at Innospec Inc., 8310 South Valley Highway, Englewood, CO 80112, U.S. The Corporate Secretary or the Assistant General Counsel will review communications received electronically and forward them to the addressee of the communication. The Corporate Secretary will review the communications received by mail or courier and forward to the appropriate addressee.

Whom should I call if I have any questions?

If you have any questions about the 2018 Annual Meeting of Stockholders, voting or directions to attend the 2018 Annual Meeting of Stockholders, please contact Mr. David B. Jones, Innospec’s Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary, at 303-792-5554 or at david.jones@innospecinc.com.

CORPORATE GOVERNANCE

Corporate Governance Principles

Our Board of Directors believes that adherence to sound corporate governance policies and practices is important in ensuring that the Corporation is governed and managed with the highest standards of responsibility, ethics and integrity and in the best interests of the stockholders. We have adopted a set of Corporate Governance Principles intended to reflect a set of core values that provide the foundation for our governance and management systems and our interactions with others. The Board of Directors believes that corporate governance is an evolving process and periodically reviews and updates the Corporate Governance Guidelines. A current copy of those principles can be found on our website under the heading Corporate Governance at www.innospecinc.com/about-us/corporate-governance, or by writing to Mr. David B. Jones, Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary at Innospec Inc., 8310 South Valley Highway, Englewood, CO 80112, U.S.

Corporation’s Leadership Structure

The Board believes that the roles of Chairman of the Board (a non-executive position) and Chief Executive Officer (“CEO”) should remain separate so as to enable the Board to provide effective guidance to management and promote oversight and accountability of management. This separation preserves the distinction between the management and oversight functions, maintaining the responsibility of management to help develop corporate strategy and the responsibility of the Board to review and provide input on corporate strategy. To fulfil the role, the Chairman of the Board, among other things: creates and maintains an effective working relationship between the Board and the Corporation’s management; provides the CEO with on-going direction as to current Board needs, interests, views and expectations; and ensures that the Board agenda is appropriately directed to the matters of greatest importance to the Corporation.

The duties of the non-executive Chairman of the Board include:

🌑	presiding over all meetings of the Board;
🌑	preparing the agenda for Board meetings in consultation with the CEO, CFO and other members of the Board;
🌑	calling and presiding over meetings of the independent Directors;
🌑	co-ordinating periodic review of management’s strategic plan for the Corporation;
🌑

after consulting with other Board members and the CEO, making recommendations to the Nominating and Corporate Governance Committee as to the membership of various Board Committees and Committee Chairs;

🌑	managing the Board’s process for Director self-assessment and evaluation of the Board;
🌑	presiding over all meetings of stockholders;
🌑	encouraging active participation by each member of the Board; and
🌑	performing such other duties and services as the Board may require.

The Board’s Role in Risk Management

The Board’s role in risk oversight and management is consistent with the Corporation’s leadership structure, with the CEO and other members of senior management having responsibility for assessing and managing the Corporation’s risk exposure, and the Board and its committees providing oversight in connection with these efforts. Risk management is an integral part of Board and committee deliberations throughout the year. As a part of its general oversight function, the Board monitors and evaluates how management operates the Corporation. When making any decisions and approving strategies the Board considers, among other things, the risks and exposure the Corporation faces, including operational and regulatory risks, their relative magnitude and management’s plan for mitigating these risks. The Audit Committee considers risk issues associated with the Corporation’s overall financial reporting, disclosure process and financial compliance. In addition to its regularly scheduled meetings, the Audit Committee meets with the Chief Financial Officer (“CFO”), the Head of Business Assurance and the independent registered public accounting firm in executive sessions at least quarterly. The Nominating and Corporate Governance Committee discusses legal and compliance risks and issues at its regularly scheduled meetings and meets with the Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary during such meetings, including with respect to promoting compliance with anti-corruption and other important applicable laws. The Audit Committee and the Board annually review an assessment of the primary operational and regulatory risks facing the Corporation, their relative magnitude and management’s plan for mitigating these risks, including cybersecurity risk. In addition, the Board discusses risks related to the Corporation’s business strategy at periodic strategic planning meetings and at other meetings as appropriate.

Director Independence

The Board of Directors, after considering broadly all relevant facts and circumstances of which it is aware, including those matters set forth under Information about the Executive Officers – Family Relationships and under “Certain Other Transactions and Relationships”, has determined that all of its non-executive members are independent within the meaning of the NASDAQ Marketplace Rule 5605(a)(2) applicable on the date of this Proxy Statement.

We have also adopted standards for director independence that can be found on our web site www.innospecinc.com/about-us/corporate-governance.

The Board has determined that each member of the Board, who served during 2017 and/or who currently serves, except for Mr. P. Williams, meets the independence standards described above. Mr. P. Williams is not treated as independent because, as President and CEO, he is an employee of the Corporation.

Executive Sessions of Independent and Non-Management Directors

Executive sessions of independent and non-management Directors are led by the Chairman. An executive session is held in conjunction with each regularly scheduled Board meeting and other sessions may be called by the Chairman at his discretion or at the request of the Board. There were four executive sessions of non-management Directors during the fiscal year 2017.

The Board will continue to monitor the standards for director independence established under applicable law or NASDAQ listing requirements and will ensure that the Corporation’s Corporate Governance Principles continue to be consistent with those standards.

Board Committees

The Board maintains the following committees to assist it in discharging its oversight responsibilities. The current membership of each committee is indicated under “Board Committee Membership” below:

	Audit	Compensation	Nominating and Corporate Governance
Mr. Hugh G. C. Aldous	Member		Chair of Committee
Mr. Milton C. Blackmore		Member	Member
Mr. David F. Landless	Chair of Committee
Mr. Lawrence J. Padfield		Member
Mr. Robert I. Paller			Member
Mr. Joachim Roeser	Member	Chair of Committee

The Audit Committee operates pursuant to a written Audit Committee Charter, and is responsible for monitoring and overseeing the Corporation’s internal controls and financial reporting process, the independent audit of the Corporation’s consolidated financial statements by the Corporation’s independent registered public accounting firm, KPMG Audit (KPMG LLP from March 2018), and the other responsibilities detailed in its Charter, including assisting the Board with its oversight of legal and regulatory compliance requirements. A current copy of the Audit Committee Charter is available on our website under “Corporate Governance” at: www.innospecinc.com/about-us/corporate-governance.

The Audit Committee members are Mr. Landless Mr. Aldous and Mr. Roeser. Mr. Landless was appointed Chairman of the Audit Committee on May 4, 2016, when Mr. Hale, the previous Chairman, retired from the Board. Mr. Aldous was appointed to the Audit Committee on February 15, 2005. Mr. Roeser was appointed to the Audit Committee on May 9, 2012.

Each of the members of the Audit Committee meets the criteria for director independence required under the NASDAQ’s Marketplace Rules.

All Audit Committee members possess the required level of financial literacy and are independent for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and NASDAQ rules. The Board of Directors has determined that each of Messrs. Landless and Aldous qualify as “Audit Committee Financial Experts”, as such term is defined in Item 401(h) of Regulation S-K, and meet the standard for financial expertise as required by NASDAQ. In the case of Mr. Landless, the Board made this determination based on Mr. Landless’ qualification as a chartered management accountant and his experience as Group Finance Director of Bodycote plc and before that Finance Director of Courtaulds Coatings (Holdings) Limited. He also has direct experience as a Non-Executive Director and Audit Committee Chair of Luxfer Holdings plc as well as Audit Committee Chair of Reynold plc. In the case of Mr. Aldous, the Board of Directors made the determination based on Mr. Aldous’ qualification as a chartered accountant and his previous role as a partner and Chief Executive Officer of Robson Rhodes LLP, Chartered Accountants and partner of Grant Thornton LLP, Chartered Accountants.

The Corporation’s independent registered public accounting firm reports directly to the Audit Committee. The Corporation’s Business Assurance group also reports directly to the Audit Committee.

The Audit Committee meets with management and the Corporation’s independent registered public accounting firm prior to the filing of the CEO and CFO’s certifications with the SEC to receive information concerning, among other things, significant deficiencies or material weaknesses in the design or operation of internal controls.

Any stockholder or employee may submit at any time a good faith complaint regarding any questionable accounting, internal accounting controls, or auditing matters concerning the Corporation without fear of dismissal or retaliation of any kind. Employees are encouraged to report their concerns and complaints to the Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary or to the Audit Committee. Confidential, anonymous reports may be made by writing to: Mr. David B. Jones, Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary, 8310 South Valley Highway, Englewood, CO 80112, U.S. The Audit Committee has adopted a Complaint Monitoring Procedure Policy to enable confidential and anonymous reporting to the Audit Committee. All complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters will be retained in accordance with the Corporation’s document retention policy.

The Corporation limits the number of Audit Committees of SEC reporting companies on which its Audit Committee members may serve to three or less.

The Audit Committee Report appears later in this Proxy Statement.

Compensation Committee

The Compensation Committee operates under a written Compensation Committee Charter that governs its duties and standards of performance. A copy of the Compensation Committee Charter is available on our website under “Corporate Governance” at: www.innospecinc.com/about-us/corporate-governance.

The Compensation Committee members are Mr. Roeser, Mr. Blackmore and Mr. Padfield. The Compensation Committee reviews management compensation programs, recommends compensation terms and agreements for senior Executive Officers to the Board for Board approval, reviews changes in compensation for senior Executive Officers and Non-Executive Directors (“NEDs”) and administers the Corporation’s stock option plans. Mr. Roeser was appointed to the Compensation Committee on July 28, 2008, and became its Chairman on October 1, 2009. Mr. Blackmore was appointed to the Committee on June 1, 2010. Mr. Padfield became a member of the Committee upon his appointment on December 1, 2012.

Each of the Compensation Committee members meets the criteria for director independence required under the NASDAQ Marketplace Rules.

The Compensation Committee Report appears later in this Proxy Statement.

Compensation Committee Interlocks and Insider Participation

During 2017 no Compensation Committee members were officers or employees of the Corporation, were former officers of the Corporation or were engaged in transactions with a related person that would be required to be disclosed by relevant SEC rules.

In addition, during 2017 none of the Corporation’s Executive Officers served as directors or board committee members of other entities where any executive officers served as a Director of the Corporation or as a member of any of the Corporation’s Board Committees.

Nominating and Corporate Governance Committee

The purpose of the Nominating and Corporate Governance Committee is to identify individuals qualified to become Board members consistent with criteria approved by the Board, recommend to the Board the persons to be nominated by the Board for election as Directors at the 2018 Annual Meeting of Stockholders, develop and recommend to the Board a set of corporate governance principles and oversee the evaluation of the Board and management. The Nominating and Corporate Governance Committee monitors the work of Legal and Compliance in ensuring observance of those principles.

The members of the Nominating and Corporate Governance Committee are Mr. Aldous, Mr. Blackmore and Mr. Paller. Mr. Aldous was appointed to the Nominating and Corporate Governance Committee on July 28, 2008, as its Chairman. Mr. Blackmore was appointed to the Nominating and Corporate Governance Committee effective May 9, 2012. Mr. Paller originally served on the Nominating and Corporate Governance Committee between November 16, 2009 and April 26, 2013 and was subsequently re-appointed on February 17, 2015.

The Nominating and Corporate Governance Committee also plays an advisory role to the Board in helping shape the corporate governance policy of the Corporation which extends to involvement in promoting legal compliance by the Corporation, including through meetings and reviews with the Corporation’s Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary with respect to anti-corruption and other important laws that are applicable to the Corporation and its business, and providing an assessment of that review to the Board.

Each of the members of the Nominating and Corporate Governance Committee meets the criteria for director independence required under the NASDAQ Marketplace Rules.

The Nominating and Corporate Governance Committee operates under a written Nominating and Corporate Governance Committee Charter that governs its duties and standards of performance. A current copy of the Nominating and Corporate Governance Committee Charter is available on our website under the heading Corporate Governance at: www.innospecinc.com/about-us/corporate-governance.

The Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating nominees for Director. The Nominating and Corporate Governance Committee considers each person’s judgement, experience, independence, understanding of our business or other related industries and such factors as the committee determines relative in light of the needs of the Board of Directors and the Corporation. The Nominating and Corporate Governance Committee reviews the skills and attributes of Board members within the context of the current make-up of the full board and regularly assesses the appropriate size of the Board and whether vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee considers potential candidates for Director. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current Board members, professional search firms, stockholders or other persons. It is the Board’s policy to take diversity into account in the nominating process as a specific consideration, along with other criteria, for potential Director candidates. The recruitment specification for new Directors concentrates on candidates who are seasoned executive officers, with significant relevant experience, both at board level and within industry.

These candidates are evaluated at regular or special meetings of the Nominating and Corporate Governance Committee and may be considered at any time during the year. The nominees for election at this year’s Annual Meeting of Stockholders were recommended for nomination by NEDs of the Corporation.

The policy of the Nominating and Corporate Governance Committee is to consider properly submitted stockholder nominations for election to the Board as described in the Corporate Governance Guidelines which may be found on the Corporation’s website under the heading Corporate Governance at: www.innospecinc.com/about-us/corporate-governance. In order for any candidate to be considered by the Nominating and Corporate Governance Committee, and if nominated, included in the Proxy Statement, such recommendation should be received no later than the deadline for submission of stockholder proposals. See “Stockholders’ Proposals for the 2019 Annual Meeting of Stockholders”. Recommendations should be sent to the Corporate Secretary and should specify the nominee’s name, qualification for Board membership and any other information required by the Corporation’s Bylaws. All properly submitted stockholder proposals for Director Nominees received by the Corporate Secretary will be submitted to the Nominating and Corporate Governance Committee for review and consideration. The Nominating and Corporate Governance Committee will consider stockholder recommendations for Director candidates, but the Nominating and Corporate Governance Committee has no obligation to recommend such candidates.

Meetings and Attendance

In 2017, the full Board met seven times (including three times by conference call), the Audit Committee met eight times (including four times by conference call), the Compensation Committee met five times (including once by conference call), and the Nominating and Corporate Governance Committee met four times. Directors are expected to attend all Board Meetings and meetings of Committees on which they serve. Directors are expected to attend all meetings of stockholders. All of the Directors attended the 2017 Annual Meeting of Stockholders. During the year ended December 31, 2017 each of the Directors attended, in person or by teleconference, all the meetings of the Board and meetings of Committees of the Board on which he served that were held while he was a member.

Code of Ethics

The Board has adopted a Code of Ethics, violations of which may be reported to the Chairman of the Nominating and Corporate Governance Committee or the Corporate Secretary. This Code of Ethics is intended to promote, among other things, honest and ethical conduct, full and accurate reporting and compliance with applicable laws and regulations. A copy of the Code of Ethics is available on our website under the heading Corporate Governance at: www.innospecinc.com/about-us/corporate-governance.

Copies of Code of Ethics, Corporate Governance Guidelines and Committee Charters

Any stockholder who requires a copy of the Code of Ethics, Corporate Governance Guidelines or any of the Board Committee charters may obtain one by writing to Mr. David B. Jones, Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary at Innospec Inc., 8310 South Valley Highway, Englewood, CO 80112, U.S. These documents can also be accessed via the Corporation’s website at: www.innospecinc.com/about-us/corporate-governance. The Corporation intends to disclose on this section of its website any amendments to, or waivers from, its Code of Ethics that are required to be publicly disclosed pursuant to the rules of the SEC or NASDAQ.

PROPOSAL 1 – RE-ELECTION OF TWO CLASS II DIRECTORS (Item 1 on the Proxy Card)

The first proposal to be voted on at the meeting is the re-election of two class II directors. The directors re-elected at this meeting will serve until the 2021 Annual Meeting of Stockholders. The Board has nominated Mr. Milton C. Blackmore and Mr. Robert I. Paller, current class II directors, whose terms expire at the upcoming Annual Meeting of Stockholders, for re-election to the Board.

The Bylaws of the Corporation provide that the number of directors shall be not less than three nor more than twelve members, the exact number of which shall be determined from time to time by resolution adopted by the Board of Directors, and that the Board shall be divided into three classes, designated class I, class II and class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of Directors constituting the entire Board of Directors.

The Board recommends a vote “FOR” all nominees

If a nominee becomes unable or unwilling to accept nomination or election, the Board will either select a substitute nominee or reduce the size of the Board. If you have submitted a proxy and a substitute nominee is selected, your stock will be voted for the election of the substitute nominee.

The Board has no reason to believe that any nominee would be unable or unwilling to serve if elected.

According to the Bylaws, the above-named nominees will be elected to the Board on a plurality of the votes of the shares present (in person or by proxy) at the meeting and entitled to vote. However, as described above in more detail, the Corporation’s Corporate Governance Guidelines requires that any nominee, who receives more “withheld” votes than “for” votes, must submit a resignation which is subject to acceptance or rejection by the Board of Directors.

Biographical information about the nominees is included under “INFORMATION ABOUT THE BOARD OF DIRECTORS” below.

INFORMATION ABOUT THE BOARD OF DIRECTORS

The following is biographical and other information about our current Directors, including the nominees for election at the 2018 annual meeting.

Class I Directors

Mr. Hugh G. C. Aldous

Age: 73

Director since January 11, 2005

Committees: Nominating and Corporate Governance (Chair), Audit

Mr. Aldous currently serves as Chairman of Downing Strategic Micro-Cap Investment Trust plc, quoted on the London Stock Exchange (appointed 2017) and SPL Guernsey ICC Limited, the umbrella company for a number of cells in Guernsey, all of which he also chairs (appointed December 2009). Mr. Aldous is also a Non-Executive Director of two London listed public companies; Elderstreet Draper Esprit Venture Capital Trust plc (appointed March 2007) and Polar Capital Holdings plc, a parent company that controls an asset management business that includes two SEC registered entities (appointed July 2007). Mr. Aldous was a member of the U.K. Competition Commission from 1998 to 2001 and was appointed a U.K. Government Inspector of Companies several times between 1987 and 2003. He has authored several reports on corporate governance issues, has served as the audit committee chairperson for several public companies and currently chairs the audit committees of two London public companies (neither of which are SEC listed companies). From 2007 - 2015 Mr. Aldous was Chairman of Capita Sinclair Henderson Limited, a company servicing the fund management industry and a subsidiary of the London listed Capita Group plc. From 2007 to 2010 Mr. Aldous was Executive Chairman of Melorio plc, a London quoted company in the training industry, which was sold to Pearson plc in July 2010. Mr. Aldous was for thirty two years a partner in RSM Robson Rhodes (Chartered Accountants) of which he was CEO from 1987 to 1997 and Grant Thornton U.K. LLP.

Key Attributes, Experience and Skills:

Mr. Aldous has a wealth of experience in financial reporting, in the financial services industry and in corporate governance generally which provides the Board with an executive and leadership perspective on the management, operations and financial reporting and accounting oversight of a public listed company. As an Inspector of Companies for the U.K. Government he spent many years investigating matters of corporate governance. He also has a great deal of experience of listed companies, particularly in the U.K.

Mr. Joachim Roeser

Age: 64

Director since January 1, 2008

Committees: Compensation (Chair), Audit

Mr. Roeser was the Chief Executive Officer of the Amber Chemical Group, a global specialty silicone producer, owned by Caledonia Investments plc. for eight years, until March 2014. In July 2014 he became a Senior Adviser of Beyond Capital Partners GmbH, a German private equity firm, focussing on mid-size and family companies. He has been a Senior Adviser of Trumont International, a mergers and acquisition advisory firm for the chemicals industry and allied sectors since July 2011. In May 2015 he was appointed a Non-Executive

Director of C² Pharma, a global active pharmaceutical ingredients manufacturer/distributor. He was Non-Executive Chairman of Fluidata Ltd, a business internet service provider company, from January 2007 until March 2015.

Mr. Roeser is a German national and has lived and worked in Belgium, France and Germany, as well as in the U.K. Previously, he was President and Chief Executive Officer of Luzenac, a Rio Tinto subsidiary and the world’s leading talc mining producer, for five years from May 2001 to April 2006. Prior to that, Mr. Roeser was European President of Ferro Corporation from April 1998 to December 2000. He started his career over thirty five years ago in the emulsifier and starch industry before joining ARCO Chemical in 1983, where he held a number of senior management positions, ultimately serving as Global Business Director, Styrene for two years. Mr. Roeser earned his Bachelor of Science degree in Chemical Engineering from the University of Wuppertal.

Key Attributes, Experience and Skills:

Mr. Roeser has held senior positions within the chemicals industry for over thirty five years and brings a wealth of knowledge and expertise in this area as well as a global perspective due to his experience working across Europe, Asia, Australia as well as the U.S.

Class II Directors

Mr. Milton C. Blackmore

Age: 70

Director since June 1, 2010; Chairman since May 9, 2012

Committees: Compensation, Nominating and Corporate Governance

Mr. Blackmore serves as Non-Executive Chairman of the Corporation. Mr. Blackmore was most recently the Senior Vice President, Marketing and Product Supply for Sinclair Oil Corporation, one of the largest independent oil companies in the U.S., and served on their Board of Directors until his retirement in 2009, having previously held a number of senior marketing roles within the company. He was also Chairman of Sinclair Marketing Inc., the company’s convenience store business. Before joining Sinclair in 1995, Mr. Blackmore was with Kerr-McGee Refining Corporation for twenty six years, progressing through a variety of accounting, marketing and general management positions, ultimately serving as General Manager, Branded Marketing for three years. Mr. Blackmore has a Bachelor of Science degree in Business Administration from Panhandle State University in Oklahoma.

Key Attributes, Experience and Skills:

Mr. Blackmore has an in-depth knowledge of the chemical industry, particularly the oil sector and has held several senior positions during his career. He brings industry knowledge and marketing expertise to the Corporation.

Mr. Robert I. Paller

Age: 83

Director since November 1, 2009

Committees: Nominating and Corporate Governance (from February 17, 2015)

Mr. Paller has served on the board of numerous private companies and non-profit corporations for over forty years. He is currently a member of the Council of National Trustees for the National Jewish Medical and Research Center in Denver, Colorado. An attorney by profession, Mr. Paller has been a partner with Smith,

Gambrell & Russell LLP since 1965 specializing in corporate law, particularly mergers and acquisitions and is currently “Of Counsel” to the firm. Mr. Paller has a Bachelor of Science degree in Business Administration from the University of North Carolina and an LLB degree from Emory University.

Key Attributes, Experience and Skills:

Mr. Paller has a wealth of directorship experience, having served on various boards for over forty years. He also has many years of legal experience which will assist the board in their deliberations on many topics and is a valuable resource to the Corporation which operates in a highly regulated industry.

Class III Directors

Mr. David F. Landless

Age: 58

Director since January 1, 2016

Committees: Audit Committee (Chair with effect from May 4, 2016)

Mr. Landless was the Group Finance Director for Bodycote plc, a U.K. listed company, which provides thermal processing services globally for a wide range of industries including aerospace, automotive, oil and gas and construction, for 17 years until December 2016. Since March 2013, he has been a Non-Executive Director for Luxfer Holdings plc, a NYSE listed global materials technology company, and chairs their Audit Committee. In January 2017, he was appointed a Non-Executive Director of Renold plc, a U.K. listed global manufacturer of specialist industrial chain and machinery transmissions and also chairs their Audit Committee. He is also a Non-Executive Director of Ausurus Group Ltd the holding company of European Metal Recycling (EMR), a large private scrap metal recycling company and was appointed to this role in June 2017. Mr. Landless’ early career includes fourteen years with Courtaulds plc, where he held a number of finance roles, ultimately serving as the Finance Director of Courtaulds Coatings (Holdings) Limited from 1997 to 1999. Mr. Landless is a Chartered Management Accountant and has a Bachelor of Science degree in Management Sciences from the University of Manchester Institute of Science and Technology in the U.K. Mr. Landless is the Chairman of the Audit Committee.

Key Attributes, Experience and Skills:

Mr. Landless brings significant financial expertise and knowledge of financial reporting with his wealth of experience as a Finance Director and as a non-executive director during his career to date. Mr. Landless also has substantial experience in the chemicals, paint and engineering sectors.

Mr. Lawrence J. Padfield

Age: 62

Director since December 1, 2012

Committees: Compensation and Nominating and Corporate Governance (until February 17, 2015)

Mr. Padfield is currently a principal and Executive Vice President of Blackline Partners LLC, a closely held private equity and midstream logistics and terminal development company. He also serves as the Board Chairman of CAP Technologies, a private U.S. company that has developed and markets a ground breaking technology for cleaning and coating wire, rebar and plate steel. Prior to forming Blackline Partners, Mr. Padfield was a founding partner and Vice President of U.S. Development Group LLC, an industry leading biofuel and crude oil terminal development company. Mr. Padfield’s early career includes eighteen years at Shell Oil Company where he held a number of roles in marketing, engineering and product supply, ultimately serving as the Business Development and Acquisitions Manager for their terminal and pipeline business. Mr. Padfield has a degree in Civil Engineering from the University of Missouri.

Key Attributes, Experience and Skills:

Mr. Padfield has almost thirty years’ experience in the oil and gas logistics industry, commercial marketing and business development and his wealth of knowledge in this sector is a valuable resource to the Corporation.

Mr. Patrick S. Williams

Age: 53

Director since April 2, 2009

No Board Committees

Mr. P. Williams has served as Director, President and CEO of the Corporation since his appointment to this position on April 2, 2009. Prior to holding this position, Mr. P. Williams was Executive Vice President and President, Fuel Specialties of the Corporation from 2005 to 2009 and in addition assumed responsibility for the global Performance Chemicals business in 2008. He held a number of senior management and sales leadership positions in Innospec Fuel Specialties LLC, latterly acting as the Chief Executive Officer of this business from 2004 to 2009. Before joining the predecessor company of Innospec Fuel Specialties LLC, Starreon Corporation, in 1993, Mr. P. Williams established a number of businesses and currently holds equity positions in a small exploration and oil production company and a real estate business.

Key Attributes, Experience and Skills:

As the only management representative on the Board, Mr. P. Williams provides an insider’s perspective in board discussions about the business and strategic direction of the Corporation. Mr. P. Williams has particular experience in the Fuel Specialties and Performance Chemicals businesses and brings a wealth of knowledge to the Corporation.

PROPOSAL 2 – ADVISORY APPROVAL OF THE CORPORATION’S EXECUTIVE COMPENSATION (Item 2 on the Proxy Card)

Section 14A of the Exchange Act enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our Executive Officers, who are named in the “Summary Compensation Table” which appears later in this Proxy Statement (“Named Executive Officers” or “NEOs”), as disclosed in this Proxy Statement including the Compensation Discussion and Analysis, the Compensation Tables and related material, in accordance with the compensation disclosure rules of the SEC. In accordance with Section 14A of the Exchange Act, we are offering to our stockholders a non-binding, advisory vote on 2017 compensation for the Named Executive Officers, including the compensation of our CEO.

The Corporation’s goal for its executive compensation program is to attract, motivate and retain a talented, highly qualified team of executives who will provide leadership for the Corporation’s success in the competitive global markets the Corporation operates in. The Corporation seeks to accomplish this goal in a way that is aligned with the long-term interests of the Corporation’s stockholders. The Corporation believes that its executive compensation program is strongly aligned with the long-term interests of its stockholders as it is competitive with the market, includes both short and long-term awards and is performance based, providing a strong link between executive compensation and the performance of the Corporation.

The Compensation Committee continually reviews the compensation programs for our NEOs to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices. The Compensation Discussion and Analysis beginning on page 38 of this Proxy Statement describes the Corporation’s executive compensation program in more detail.

We believe that our executive compensation programs are structured in the best manner possible to support the Corporation and our business objectives. We are asking our stockholders to indicate their support for our NEO compensation as described in the Compensation Discussion and Analysis section and the compensation tables and related narrative disclosure. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our NEOs’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual General Meeting:

“RESOLVED, that the compensation paid to the Corporation’s Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and related material disclosed in this Proxy Statement is hereby APPROVED.”

As an advisory vote, this proposal is not binding upon the Corporation. However, the Board of Directors will consider that the stockholders have approved executive compensation on an advisory basis if this proposal receives the affirmative vote of a majority of the votes present in person or by proxy. The Compensation Committee values the opinions that stockholders express through their votes and will consider the outcome of the vote when making future compensation decisions.

The Board recommends a vote “FOR” the approval of our 2017 Named Executive Officer Compensation as described in this Proxy Statement. Note: Stockholders are not voting to approve or disapprove the recommendation of the Board of Directors regarding Proposal No. 2.

PROPOSAL 3. – APPROVAL OF INNOSPEC INC. 2018 OMNIBUS LONG-TERM INCENTIVE PLAN (Item 3 on the Proxy Card)

The Board of Directors is asking stockholders to approve the proposed Innospec Inc. 2018 Omnibus Long-Term Incentive Plan (“Omnibus Plan”). The following summary of the Omnibus Plan is qualified in its entirety by the complete text of the Omnibus Plan contained in Appendix A.

Explanation

On February 12, 2018 the Compensation Committee recommended to the Board of Directors and on February 13, 2018 the Board of Directors approved for submission to the stockholders, for approval at the 2018 Annual Meeting of Stockholders, the Innospec Inc. 2018 Omnibus Long-Term Incentive Plan, which is seeking to reserve for issuance 900,000 shares of Common Stock. Equity compensation is an important component of our executive, employee and director compensation programs. We believe it aligns employee and director compensation with stockholder interests and motivates participants to achieve long-range goals. Stockholder approval of the Omnibus Plan would increase the number of shares of Common Stock available to award as employee incentive compensation, allowing the Board to attract and retain key employees, provide them competitive compensation, adapt to evolving compensation practices and account for the growth of the Corporation and its employees.

Upon stockholder approval, the Omnibus Plan will replace the Innospec Inc. Company Stock Option Plan, the Innospec Inc. Non-Employee Directors’ Stock Option Plan, and the Innospec Inc. Performance Related Stock Option Plan (the “Prior Plans”). The Prior Plans were adopted and approved by stockholders in 2008 and approved by stockholders as each was amended again in 2011. The Prior Plans terminate on May 5, 2018 and no further grants under the Prior Plans will be made after this date.

As of February 28, 2018, the Corporation had 276,382 remaining shares of Common Stock available under the Prior Plans. Following the termination of the Prior Plans on May 5, 2018, these shares will expire and will not be available for future grants under the Omnibus Plan, following its approval by stockholders. As of February 28, 2018, there were 376,969 stock options outstanding under all equity plans. This number includes 274,387 full-value stock options (exercise price of $0.00), and 102,582 stock options with a weighted average exercise price of $49.34 and a weighted average remaining term of 7.31 years. In addition, there were 430,504 Stock Equivalent Units, which settle only in cash, outstanding as of this same date.

The Corporation is seeking stockholder approval to make shares of Common Stock available for future grants under the Omnibus Plan as described below. The Omnibus Plan has been designed to include in one plan document the same flexibility previously contained in the three separate Prior Plans. Additionally, for reasons described below, the Corporation is submitting the Omnibus Plan for approval by the stockholders to satisfy the requirement that the performance goals be periodically approved by stockholders for purposes of Section 162(m) of the Internal Revenue Code.

Purpose of the Omnibus Plan

As described more generally above, the purpose of the Omnibus Plan is to:

🌑	attract and retain persons eligible to participate in the Omnibus Plan;

🌑	motivate eligible individuals to whom awards under the Omnibus Plan will be granted, who we refer to as the Participants, by means of appropriate incentives, to achieve long-range goals;

🌑	provide incentive compensation opportunities that are competitive with those of other similar companies; and

🌑	further align Participants’ interests with those of our other stockholders through compensation that is based on our Common Stock.

The Omnibus Plan promotes the long-term financial interest of the Corporation and its subsidiaries, including the growth in value of the Corporation’s equity and enhancement of long-term stockholder return.

We use equity-based compensation granted under our long-term incentive plans as a key element of our executives’ compensation packages, and each year we disclose the prior year grants to and other compensation of our named executive officers in our proxy statement. We believe the Omnibus Plan assists with linking executives’ overall compensation opportunities to the enhancement of long-term stockholder return.

The Omnibus Plan provides for the grant of non-qualified and incentive stock options, full value awards, and cash incentive awards. The flexibility inherent in the plan permits the Board to change the type, terms and conditions of awards as circumstances may change. We believe that this flexibility and the resulting ability to more affirmatively adjust the nature and amounts of executive compensation are particularly important for our industry and to a global company such as ours, given the volatility of the public markets and reactions to economic and world events. Equity compensation, which aligns the interests of executives and our stockholders, is an important tool for the Board.

General Terms of the Omnibus Plan

The Omnibus Plan is administered by a committee, which we refer to as the Committee, of two or more Board members selected by the Board. Unless otherwise provided by the Board, the Committee’s functions will be performed by the Compensation Committee of the Board. The Committee selects the Participants, the time or times of receipt of awards, the types of awards to be granted and the applicable terms, conditions, performance targets, restrictions and other provisions of such awards, to cancel or suspend awards, and to accelerate the exercisability or vesting of any award under circumstances designated by it. The Committee may delegate all or any portion of its responsibilities or powers under the Omnibus Plan to persons selected by it. If the Committee does not exist or for any other reason determined by the Board, and to the extent not prohibited by applicable law or the applicable rules of any stock exchange, the Board may take any action under the Omnibus Plan that would otherwise be the responsibility of the Committee.

If the Omnibus Plan is approved by stockholders, the maximum number of shares that may be delivered to Participants and their beneficiaries under the Omnibus Plan will be (i) 900,000 shares of Common Stock; plus (ii) any shares of Common Stock that are represented by awards granted under the Prior Plans that are forfeited, expire or are cancelled after the effective date of the Omnibus Plan without delivery of such shares or which result in the forfeiture of the shares back to the Corporation to the extent that such shares would have been added back to the reserve under the terms of the applicable Prior Plan.

If an award denominated in Common Stock is settled in cash, the total number of shares with respect to which such payment is made shall not be considered to have been delivered. However, (i) if shares covered by an award are used to satisfy the applicable tax withholding obligation, the number of shares held back by the Corporation to satisfy such withholding obligation shall be considered to have been delivered; (ii) if the exercise price of any option granted under the Omnibus Plan is satisfied by tendering shares to the Corporation (including shares that would otherwise be distributable upon the exercise of the option), the number of shares tendered to satisfy such exercise price shall be considered to have been delivered; and (iii) if the Corporation repurchases shares with proceeds received from the exercise of an option issued under the Omnibus Plan, the total number of shares repurchased shall be deemed delivered.

Notwithstanding the minimum vesting limitations described below with respect to options and full value awards, the Committee may grant a certain number of options and full value awards that are not subject to such minimum vesting provisions. The total aggregate number of shares of Common Stock subject to options and full value awards granted pursuant to the Omnibus Plan that are not subject to such minimum vesting limitations may not exceed five percent of the limit of the total number of shares of Common Stock that may be delivered under the Omnibus Plan.

If the Omnibus Plan is approved by stockholders, the following additional limits apply to awards under the Omnibus Plan:

🌑	the maximum number of shares of Common Stock that may be delivered to Participants and their beneficiaries under the Omnibus Plan as full value awards will be 860,000 shares;

🌑	for full value awards that are intended to be performance-based compensation, no more than 250,000 shares of Common Stock may be delivered to any one Participant during any one calendar year, regardless of whether settlement of the award is to occur prior to, at the time of, or after the time of vesting;

🌑	the maximum number of shares of Common Stock that may be delivered to Participants with respect to incentive stock options shall be 900,000 shares;

🌑	the maximum number of shares of Common Stock that may be covered by awards granted to any one Participant in any one calendar year may not exceed 600,000 shares;

🌑	the maximum number of shares of Common Stock that may be covered by awards granted to a Participant who is a member of the Board but who is not an employee during any one calendar year shall be 50,000 shares;

🌑

for cash incentive awards that are intended to be performance-based compensation, the maximum amount payable to any Participant with respect to any performance period shall equal $600,000 multiplied by the number of calendar months included in the performance period.

The shares of Common Stock with respect to which awards may be made under the Omnibus Plan shall be:

🌑	shares currently authorized but unissued;

🌑	to the extent permitted by applicable law, currently held or acquired by the Corporation as treasury shares, including shares purchased in the open market or in private transactions; or

🌑

shares purchased in the open market by a direct or indirect wholly-owned subsidiary of the Corporation (as determined by the Chief Executive Officer or Chief Financial Officer of the Corporation) and the Corporation may contribute to the subsidiary an amount sufficient to accomplish the purchase of the shares to be so acquired.

At the discretion of the Committee, an award under the Omnibus Plan may be settled in cash, shares of Common Stock, the granting of replacement awards, or a combination thereof; provided, however, that if a cash incentive award is settled in shares of Common Stock, it must satisfy the minimum vesting requirements related to full value awards. The closing price for our shares of Common Stock on the NASDAQ on February 28, 2018 was $64.95 per share.

The Committee may use shares of Common Stock available under the Omnibus Plan as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Corporation or a subsidiary, including the plans and arrangements of the Corporation or a subsidiary assumed in business combinations.

In the event of a corporate transaction involving the Corporation (including, without limitation, any share dividend, share split, extraordinary cash dividend, recapitalization, reorganization, merger, amalgamation, consolidation, share exchange, split-up, spin-off, sale of assets or subsidiaries, combination or exchange of shares), the Committee shall adjust awards to preserve the benefits or potential benefits of the awards. Action by the Committee may include:

🌑	adjustment of the number and kind of shares which may be delivered under the Omnibus Plan;

🌑	adjustment of the number and kind of shares subject to outstanding awards;

🌑	adjustment of the exercise price of outstanding options; and

🌑	any other adjustments that the Committee determines to be equitable, which may include, without limitation:

🌑	replacement of awards with other awards which the Committee determines have comparable value and which are based on stock of a company resulting from the transaction; and

🌑

cancellation of the award in return for cash payment of the current value of the award, determined as though the award is fully vested at the time of payment, provided that in the case of an option, the amount of such payment will be the excess of value of the shares of Common Stock subject to the option at the time of the transaction over the exercise price.

Except as otherwise provided by the Committee, awards under the Omnibus Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

Eligibility

All employees and directors of, and consultants and other persons providing services to, the Corporation or any of its subsidiaries (or any parent or other related company, as determined by the Committee) are eligible to become Participants in the Omnibus Plan, except that non-employees may not be granted incentive stock options. As of February 28, 2018, the Corporation and its subsidiaries had approximately 1920 employees.

Options

The Committee may grant an incentive stock option, a tax-qualified option or non-qualified stock option to purchase shares of Common Stock at an exercise price determined under the option. Each option shall be designated as an incentive stock option, a tax-qualified option or non-qualified stock option when granted. An incentive stock option is a stock option intended to satisfy additional requirements required by federal tax rules in the United States as specified in the Omnibus Plan (and any incentive stock option granted that does not satisfy such requirements shall be treated as a non-qualified stock option). A tax-qualified option is a stock option intended to comply with Schedule 4 to the Income Tax (Earnings and Pensions) Act 2003 of the United Kingdom as specified in Exhibit A to the Omnibus Plan.

Except as described below, the exercise price for an option shall not be less than the fair market value of a share of Common Stock at the time the option is granted; provided, that the exercise price of an incentive stock option granted to any employee who owns more than 10 percent of the voting power of all classes of stock in the Corporation or a subsidiary shall not be less than 110 percent of the fair market value of a share of Common Stock at the time of grant. The exercise price of an option may not be decreased after the date of grant nor may an option be surrendered to the Corporation as consideration for the grant of a replacement option with a lower exercise price, except as approved by our stockholders or as adjusted for corporate transactions described above.

No option shall be surrendered to the Corporation in consideration for a cash payment or grant of any other award if at the time of such surrender the exercise price of such option is greater than the then current fair market value of a share of Common Stock, except as approved by our stockholders. In addition, the Committee may grant options with an exercise price less than the fair market value of the shares of Common Stock at the time of grant in replacement for awards under other plans assumed in connection with business combinations if the Committee determines that doing so is appropriate to preserve the benefit of the awards being replaced. No dividend equivalents may be granted under the Omnibus Plan with respect to any option.

The option shall be exercisable in accordance with the terms established by the Committee, but in no event shall an option become exercisable or vested prior to the earlier of (i) the first anniversary of the date of grant or (ii) the date on which the Participant’s termination occurs by reason of death or disability. In the event of the Participant’s termination occurs for any reason other than death, disability, retirement, or involuntary termination without cause, any unvested options will be forfeited. In the event the Participant’s termination occurs due to death, disability, retirement or involuntary termination without cause, any unvested options shall be exercisable only as determined by the Committee in its sole discretion.

The full purchase price of each share of Common Stock purchased upon the exercise of any option shall be paid at the time of exercise of an option. Except as otherwise determined by the Committee, the purchase price of an option shall be payable in cash, by promissory note, or by shares of Common Stock (valued at fair market value as of the day of exercise), including shares of stock otherwise distributable on the exercise of the option, or a combination thereof. If the shares remain publicly traded, the Committee may permit a Participant to pay the exercise price by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares of Common Stock) acquired upon exercise of the option and remit to the Corporation a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise. The Committee, in its discretion, may impose such conditions, restrictions, and contingencies on shares of Common Stock acquired pursuant to the exercise of an option as the Committee determines to be desirable. In no event will an option expire more than ten years after the grant date; provided, that an incentive stock option granted to any employee who owns more than 10 percent of the voting power of all classes of stock in the Corporation or a subsidiary shall not be more than 5 years.

The option will expire on the earliest to occur of (i) the last day of the term of the option as described in the award agreement; (ii) if the Participant’s termination occurs by reason of death, disability, retirement or an involuntary termination without cause, the one-year anniversary of such termination date; or (iii) if the Participant’s termination occurs for any reason other than those listed in clause (ii), the Participant’s termination date.

Full Value Awards

The following types of “full value awards” may be granted, as determined by the Committee:

🌑	the Committee may grant awards in return for previously performed services or in return for the Participant surrendering other compensation that may be due;

🌑	the Committee may grant awards that are contingent on the achievement of performance or other objectives during a specified period; and

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the Committee may grant awards subject to a risk of forfeiture or other restrictions that lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives.

Any such awards shall be subject to such conditions, restrictions and contingencies as the Committee determines. If the right to become vested in a full value award is conditioned on the completion of a specified period of service with the Corporation or the related companies, without achievement of performance targets or other performance objectives being required as a condition of vesting, and without it being granted in lieu of other compensation, then the required period of service shall not end prior to the earlier to occur of (i) the first anniversary of the date of grant and (ii) the date on which the Participant’s termination occurs by reason of death or disability. If the right to become vested in a full value award is conditioned on the achievement of performance targets or performance objectives, and without it being granted in lieu of other compensation, then the required performance period shall not end prior to the earlier to occur of (i) the first anniversary of the date of grant and (ii) the date on which the Participant’s termination occurs by reason of death or disability. In the event of the Participant’s termination occurs for any reason other than death, disability, retirement, or involuntary termination without cause, any unvested full value awards will be forfeited. In the event the Participant’s termination occurs due to death, disability, retirement or involuntary termination without cause, any unvested full value awards shall become vested only as determined by the Committee in its sole discretion.

Dividends or dividend equivalents settled in cash or shares of Common Stock may be granted to a Participant in relation to a full value award with payments made either currently or credited to an account. No dividend or dividend equivalents granted in relation to a full value award that is subject to vesting shall be settled prior to the date such full value award (or applicable portion thereof) becomes vested and is settled.

Cash Incentive Awards

The Committee may grant cash incentive awards (including the right to receive payment of cash or shares of Common Stock having the equivalent cash value) that may be contingent on service conditions or achievement of performance objectives over a specified period established by the Committee. The grant of cash incentive awards may also be subject to such other conditions, restrictions and contingencies, as determined by the Committee.

Performance Criteria and Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code limits the deductibility of annual compensation in excess of $1 million paid to covered employees of the Corporation unless the compensation satisfies an exception, which until recently included an exception for performance-based compensation. On December 22, 2017, President Trump signed the Tax Cuts and Jobs Act (the “Act”) into law, which, among other things, repealed the performance-based compensation exception to Section 162(m). The changes made by the Act to Section 162(m) are effective for any taxable year beginning after December 31, 2017. The Act includes a transition rule (the “Transition Rule”), which provides that the amendments to Section 162(m) do not apply to remuneration paid pursuant to a “binding written contract” that was in effect on November 2, 2017 and that was not materially modified on or after such date.

The Act also expands the definition of covered employee such that the compensation of more officers of the Corporation will be subject to the deduction limitation of Section 162(m). Under the amended Section 162(m), the covered employees of the Corporation will generally include anyone who (i) was the CEO or the CFO at any time during the year, (ii) was one of the other NEOs who were executive officers as of the last day of the fiscal year, and (iii) was a covered employee for any previous year after 2016.

There are many uncertainties with respect to the Transition Rule and the impact the amended Section 162(m) will have on state law. In addition, the requirements of the performance-based compensation exception are still generally considered to be good corporate governance practice. For these reasons, the Omnibus Plan has been drafted to provide for performance-based compensation that would satisfy the requirements of the exception under Section 162(m) prior to the effectiveness of the Act and we are seeking stockholder approval of the applicable performance measures.

The exercisability or payment of awards that are intended to qualify as performance-based compensation pursuant to the Omnibus Plan may be based upon one or more of the following business criteria as established by the Committee: (i) earnings, including, but not limited to, operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items or book value per share (which may exclude nonrecurring items); (ii) pre-tax income or after-tax income; (iii) earnings per share of Common Stock (basic or diluted); (iv) operating profit; (v) revenue, revenue growth or rate of revenue growth; (vi) return on assets (gross or net), return on investment, return on capital, or return on equity; (vii) returns on sales or revenues; (viii) operating expenses; (ix) stock price appreciation; (x) cash flow(s); (xi) implementation or completion of critical projects or processes; (xii) economic value created; (xiii) cumulative earnings per share growth; (xiv) operating margin or profit margin; (xv) common stock price or total stockholder return; (xvi) cost targets, reductions and savings, productivity and efficiencies; and (xvii) any combination of the foregoing. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Corporation and/or the past or current performance of other companies or may be applied to the performance of the Corporation relative to a market index, a group of other companies or a combination thereof, and in the case of earnings-based measures, may use or employ comparisons relating to capital, stockholders equity and/or shares outstanding, investments or to assets or net assets, and may (but need not) provide for adjustments for restructurings, extraordinary, and any other unusual, non-recurring, or similar changes.

Change in Control

Except as otherwise provided in an award agreement, upon a Change in Control, all options which have not otherwise expired or been forfeited or cancelled will become immediately exercisable and vested, and all other awards which have not otherwise expired or been forfeited or cancelled will become fully vested. On a Change in Control, the Committee may cancel any outstanding awards in return for cash payment of the current value of the award, determined with the award fully vested at the time of payment, provided that in the case of an option, the amount of such payment will be the excess of value of the shares of Common

Stock subject to the option at the time of the transaction over the exercise price (and the option will be cancelled with no payment if the value of the shares at the time of the transaction are equal to or less than the exercise price).

For the purposes of the Omnibus Plan, a “change in control” is generally deemed to occur when:

🌑	any person becomes the beneficial owner of 50 percent or more of the Corporation’s voting stock;

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the consummation of a reorganization, merger, consolidation, acquisition, share exchange or other corporate transaction of the Corporation where, immediately after the transaction, the Corporation stockholders immediately prior to the combination hold, directly or indirectly, 50 percent or less of the voting stock of the combined company;

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the consummation of any plan of liquidation or dissolution providing for the distribution of all or substantially all of the assets of the Corporation and its subsidiaries or the consummation of a sale of substantially all of the assets of the Corporation and its subsidiaries; or

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at any time during any period of two consecutive years, individuals who at the beginning of such period were members of the Board, who we refer to as Incumbent Directors, cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Corporation’s stockholders, of each new director was approved by a vote of at least two-thirds of the Incumbent Directors.

Amendment and Termination

The Board may amend or terminate the Omnibus Plan at any time, and the Board or the Committee may amend any award granted under the Omnibus Plan, but no amendment or termination may adversely affect the rights of any Participant without the Participant’s written consent. The Board may not amend the provision of the Omnibus Plan related to re-pricing without approval of stockholders or make any material amendments to the Omnibus Plan without stockholder approval. The Omnibus Plan will remain in effect as long as any awards under the Omnibus Plan remain outstanding, but no new awards may be granted after the tenth anniversary of the date on which the stockholders approve the Omnibus Plan.

United States Income Tax Considerations

The following is a brief description of the U.S. federal income tax treatment that will generally apply to awards under the Omnibus Plan based on current U.S. income taxation with respect to Participants who are subject to U.S. income tax. Participants subject to taxation in other countries should consult their tax advisor (including Participants in the United Kingdom who are granted tax-qualified options).

Non-Qualified Options. The grant of a non-qualified option will not result in taxable income to the Participant. Except as described below, the Participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares of Common Stock acquired over the exercise price for those shares. Gains or losses realized by the Participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares of Common Stock equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the Participant. The exercise of an incentive stock option will not result in taxable income to the Participant provided that the Participant was, without a break in service, an employee of the Corporation or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the Participant is “disabled,” as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares of Common Stock at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the Participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the Participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the Participant will have a basis in those shares equal to the fair market value of the shares of Common Stock at the time of exercise.

If the Participant does not sell or otherwise dispose of the shares of Common Stock within two years from the date of the grant of the incentive stock option or within one year after the transfer of such shares of Common Stock to the Participant, then, upon disposition of such shares of Common Stock, any amount realized in excess of the exercise price will be taxed to the Participant as capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the above holding period requirements are not met, the Participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the Participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Full Value Awards. A Participant who has been granted a full value award will not realize taxable income at the time of grant, provided that the shares of Common Stock subject to the award are not delivered at the time of grant, or if the shares of Common Stock are delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for U.S. income tax purposes. Upon the later of delivery or vesting of shares of Common Stock subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares. Gains or losses realized by the Participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the Participant.

Withholding of Taxes. The Corporation may withhold amounts from Participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, Participants may satisfy withholding requirements through cash payment, by having shares of Common Stock withheld from awards or by tendering previously owned shares of Common Stock to the Corporation to satisfy tax withholding requirements. The shares of Common Stock withheld from awards may be used to satisfy not more than the maximum individual tax rate for the Participant in the applicable jurisdiction for such Participant (based on the applicable rates of the relevant tax authorities, including the Participant’s share of payroll or similar taxes, as provided in tax law, regulations, or the authority’s administrative practices, not to exceed the highest statutory rate in that jurisdiction, even if that rate exceeds the highest rate that may be applicable to the specific Participant).

Change In Control. Any acceleration of the vesting or payment of awards under the Omnibus Plan in the event of a change in control in the Corporation may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the Participant to a 20 percent excise tax and preclude deduction by a subsidiary.

ERISA. The Omnibus Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended and is not intended to be qualified under Section 401 of the Internal Revenue Code.

Tax Advice

The preceding discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the Omnibus Plan. A Participant may also be subject to state and local taxes in connection with the grant of awards under the Omnibus Plan. In addition, a number of Participants reside outside the U.S. and are subject to taxation in other countries. The actual tax implications for any Participant will depend on the legislation in the relevant tax jurisdiction for that Participant and their personal circumstances.

What Happens If Stockholders Do Not Approve This Proposal?

In the event this proposal is not approved by stockholders, the Corporation will no longer have the ability to grant equity compensation as a component of our executive, employee and director compensation programs following the expiration of the Prior Plans in May 2018.

The Board of Directors recommends a vote “FOR” the approval of the Innospec Inc. 2018 Omnibus Long-Term Incentive Plan.

PROPOSAL 4. – APPROVAL OF INNOSPEC INC. SHARESAVE PLAN 2008 (AS AMENDED AND RESTATED) (Item 4 on the Proxy Card)

The Board of Directors is asking stockholders to approve the proposed Innospec Inc. ShareSave Plan 2008 (as amended and restated) (the “ShareSave Plan”). The following summary of the ShareSave Plan is qualified in its entirety by the complete text of the ShareSave Plan contained in Appendix B.

Explanation

The Board of Directors adopted and the stockholders approved the ShareSave Plan in 2008, replacing a plan originally adopted in 1998. On February 12, 2018 the Compensation Committee recommended to the Board of Directors and on February 13, 2018, the Board of Directors approved for submission to the Stockholders for approval at the 2018 Annual Meeting of Stockholders, the most recent amendment and restatement of the ShareSave Plan. The ShareSave Plan is intended to be a broad-based plan that generally permits all employees and directors (who meet criteria specified in the ShareSave Plan) of the Corporation and its affiliates who choose to participate in the ShareSave Plan to purchase shares of Common Stock in the Corporation as described in more detail below. We believe it aligns employee compensation with stockholder interests and motivates participants to achieve long-range goals. Stockholder approval of the ShareSave Plan would increase the number of shares of Common Stock available to be purchased pursuant to the ShareSave Plan, allowing the Board to encourage share ownership by the Corporation’s employees and directors. Stockholder approval would also extend the term of the ShareSave Plan to ten years from the date of approval by stockholders and would make certain other technical and clarifying changes. If the ShareSave Plan is not approved, the increase in the reserved shares, the extension of the term and the other changes made in the amendment and restatement would not take effect and the ShareSave Plan will expire on May 5, 2018.

Purpose of the ShareSave Plan

The purpose of the ShareSave Plan is to provide a means through which the Corporation and its subsidiaries and associated companies (as defined further in the ShareSave Plan, the “Group”) may attract able persons to enter and remain in the employ or service of the Group and to provide a means whereby eligible employees and directors of the Group can acquire shares of Common Stock, thereby strengthening their commitment to the welfare of the Corporation and the Group and promoting an identity of interest between stockholders and these employees and directors.

Term

The ShareSave Plan shall terminate on the tenth anniversary of the date of its approval by stockholders, or at any earlier time as may be determined by the Board of Directors of the Corporation or the Committee (as defined below). No further grants will be made after termination.

Award Grants, Approvals, and Maximum Number of Shares of Common Stock

The ShareSave Plan is comprised of three parts: Part A which provides for the grant of options to eligible employees and directors who meet criteria specified in Part A under a U.K. tax advantaged savings-related share option plan; Part B which provides for the making of awards to eligible employees under an employee stock purchase plan established in accordance with U.S. Internal Revenue Code (“Code”) Section 423; and Part C which provides for the grant of options or stock equivalent units to eligible employees and directors who meet criteria specified in Part C under a savings-related option plan which does not qualify for favored tax status in either the U.S. or the U.K. or any other country, and references to a specific Part of the ShareSave Plan shall be construed accordingly.

The present maximum aggregate number of shares of Common Stock which may be issued under the ShareSave Plan (including, for the avoidance of doubt, Parts A, B and C) is 750,000 shares. As at February 28, 2018 there were no outstanding options under the ShareSave Plan. Any shares of Common Stock subject to an option or other rights granted under the ShareSave Plan which have lapsed, been renounced or have otherwise become incapable of being exercised or vesting shall not be treated as issued for this purpose. As of February 28, 2018, 133,347 shares remain available for issuance pursuant to the ShareSave Plan. If the amendment and restatement of the ShareSave Plan is approved by stockholders, the maximum number of shares that may be issued pursuant to the ShareSave Plan will be increased by 900,000 shares to a total of 1,650,000 reserved for issuance.

Administration of the ShareSave Plan

The ShareSave Plan is administered by the Compensation Committee of the Board or any other duly authorized committee of the Board (the “Committee”). The Committee consists of two or more non-employee directors, each of whom has been selected by the Board and may be removed by the Board. The members serve for a term of one (1) year, or until their successors are selected by the Board or until they are removed by the Board. The Board may fill vacancies, however caused, in the Committee.

The Committee has the power and authority (subject to the provisions of the ShareSave Plan) to construe the ShareSave Plan and the certificates issued thereunder and to establish rules and regulations relating to the ShareSave Plan and options granted thereunder. All determinations made and actions taken in connection with the interpretation and construction of any provision of the ShareSave Plan by the Committee are final and conclusive. The Committee is also the recordkeeper for the ShareSave Plan and options granted under the ShareSave Plan.

Eligibility

The ShareSave Plan establishes who is eligible to participate in each of the various Parts of the ShareSave Plan as described in greater detail below.

General Terms of Part A of the ShareSave Plan

Part A is for the purpose of granting options to U.K. employees and directors who meet criteria specified in Part A which have tax benefits due to their tax-advantaged status under U.K. law. The Committee may decide, in its discretion, when to issue invitations under Part A of the ShareSave Plan, but if an invitation is issued, Part A requires that an invitation is issued to all employees or directors who are Part A Eligible Employees as of the date of such invitation. In general terms, a “Part A Eligible Employee” includes employees and directors (who meet criteria specified in Part A) of the Corporation or an entity in the Group selected to participate in Part A. As of February 28, 2018, the Corporation and the entities in the Group had approximately 435 employees and directors who were eligible for purposes of Part A.

Part A Eligible Employees who are the recipients of an invitation and who wish to apply for a grant of an option will be required to enter into a savings contract for either three or five years pursuant to which they will make voluntary payroll deductions to cover the cost of the shares of Common Stock purchased at the end of the savings contract period. The terms of the options will permit Part A Eligible Employees to purchase shares of Common Stock at a discounted price of not less than 80% of the fair market value at the time they are invited to participate (or, in the case of an option which will be satisfied by the issue of new shares of Common Stock, the nominal value of a Share if higher than the fair market value), in compliance with Schedule 3 to the Income Tax (Earnings and Pensions) Act 2003. Each Part A Eligible Employee will be entitled to purchase a certain number of shares of Common Stock at the end of the savings contract period as determined by dividing the total amount of payroll deductions (plus a bonus payable at the end of the savings contract on a date specified in the invitation (the “Bonus Date”)) by the discounted price of the shares of Common Stock. All shares of Common Stock purchased under an option will be paid for in full at the time the option is exercised by transfer of the purchase price from the employee’s payroll deduction account. The Corporation will be required to transfer or issue the relevant shares of Common Stock to the participant not later than 30 days after exercise of the option. The closing price for our shares of Common Stock on the NASDAQ on February 28, 2018 was $64.95 per share.

Monthly contributions to be made by each Part A Eligible Employee cannot exceed the lesser of 500 British sterling pounds per month (or such other amount permitted by the relevant legislation from time to time) and such other maximum contribution as may be determined from time to time by the Committee. If valid applications are received for an aggregate number of shares of Common Stock that exceed a maximum number as set by the Committee, then the Committee may scale down applications to the extent necessary using a method stated in the ShareSave Plan or otherwise agreed with Her Majesty’s Revenue and Customs (“HMRC”).

Generally, options may only be exercised by a holder while he or she remains employed by the Corporation or the entities in the Group. The previous sentence does not apply if the holder ceases to be employed by the Corporation as a result of injury, disability, redundancy, retirement, a relevant transfer within the meaning of the Transfer of Undertakings (Protection of Employment) Regulations 2006, the holder’s employer ceasing to be within the Group by reason of a change in control, the holder’s employment terminating because it relates to a business or part of a business which is transferred to a person, who is not an associated company of the Corporation, where the transfer is not a relevant transfer within the meaning of the Transfer of Undertakings (Protection of Employment) Regulations 2006. Also, such sentence does not apply if the holder ceases to be employed for any reason after holding options for at least three years. In such cases, the option holder may exercise his or her options within the six-month period following the date on which he or she ceases to be a director or employee of the Corporation or the entities in the Group. In the event of a holder’s death, his or her options may be exercised by a personal representative within one year following the date of death.

Subject to the above paragraph, stock options granted under Part A shall become exercisable on the Bonus Date and shall lapse and no longer be exercisable upon the earliest to occur of: (a) the six-month anniversary of the Bonus Date; (b) the date when the option holder ceases to be employed by the Corporation or the entities in the Group (subject to the exceptions set out in the previous paragraph); (c) the date of the passing of a resolution or a court order for the compulsory winding-up of the Corporation; (d) the date when the option holder becomes bankrupt or enters into a compromise with his creditors generally; (e) the date when the option holder purports to transfer, charge or otherwise alienate the option; or (f) the date when the option holder chooses to stop or provides notice of an intent to stop making monthly contributions under the savings contract before the end of that contract.

General Terms of Part B of the ShareSave Plan

Part B is for the purpose of making awards to Part B Eligible Employees. “Part B Eligible Employees” include employees of the Corporation or its subsidiaries for U.S. tax purposes selected to participate in Part B who are eligible under an employee stock purchase plan established in accordance with Section 423 of the Code. Any person who is a Part B Eligible Employee as of the first business day of a given offering period, which is a set period of time determined by the Committee, shall be eligible to participate in such offering period subject to the applicable requirements of the ShareSave Plan and the limitations of Section 423. At the discretion of the Committee, employees who are citizens or residents of a foreign jurisdiction may be excluded if granting them an option under the ShareSave Plan would violate the laws of such jurisdiction or if compliance with the laws of that jurisdiction would cause the ShareSave Plan to violate Section 423 of the Code. As of February 28, 2018, the Corporation and entities in the Group had approximately 650 employees who were eligible for purposes of Part B.

During the term of Part B of the ShareSave Plan, the Corporation may designate one or more offering periods as determined by the Committee, provided that for purposes of this Part B of the ShareSave Plan, no offering period shall exceed 27 months in any circumstances. The beginning and ending dates of each offering period and each purchase date will be determined by the Committee. During such offering periods, each Part B Eligible Employee may elect to purchase shares of Common Stock through voluntary payroll deductions during the applicable offering period. The maximum number of shares of Common Stock subject to the option to be purchased shall be determined as of the commencement of the offering period by dividing the participating Part B Eligible Employee’s total contributions for that offering period indicated in his or her enrollment documents by the purchase price subject to adjustment as provided under the ShareSave Plan. The purchase price for each offering will be at least 85% of the fair market value on the first day of the relevant offering period. The fair market value of the shares of Common Stock shall generally mean the closing price per share of Common Stock as reported in the Wall Street Journal (or other reporting service approved by the Board or Committee) on such date.

Each participating Part B Eligible Employee will be contacted and asked to confirm his or her intention to exercise his or her options. Upon confirmation, the participating Part B Eligible Employee’s option will be exercised as soon as administratively feasible on or before the last trading day of the offering period, but after the participating Part B Eligible Employee has made his or her final contribution to the ShareSave Plan in accordance with the enrollment documents. The shares of Common Stock purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant as soon as practicable upon request or after the purchase date. Part B may allow participants to cancel or reduce (or both) their payroll deduction authorizations.

In accordance with the overall cap described above, and subject to stockholder approval at the 2018 Annual Meeting, no more than 1,650,000 shares of Common Stock (which is equal to the total reserve for the overall ShareSave Plan) may be sold pursuant to the Part B. In the event that the Committee determines that an adjustment is appropriate by reason of any stock split, reverse stock split, stock dividend, combination or reclassification of the shares of Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Corporation, the Committee may proportionately adjust (a) the number of shares of Common Stock that have been authorized for issuance under the ShareSave Plan but have not yet been placed under option, (b) the maximum number of shares of Common Stock that may be purchased by a participant in an offering period, (c) the number of shares of Common Stock available under the ShareSave Plan, and (d) the price per Share of each option under the ShareSave Plan that has not yet been exercised. In the event of a dissolution or liquidation of the Corporation, any offering period then in progress will terminate immediately prior to the consummation of such action, unless otherwise provided by the Committee. In the event of a Corporate Transaction (generally includes a sale of all or substantially all of the Corporation’s assets or a merger or consolidation of the Corporation into another corporation), each option outstanding under the ShareSave Plan shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or subsidiary of such successor corporation. In the event that the successor corporation refuses to assume or substitute for outstanding options, each offering period then in progress will be shortened and a new purchase date will be set, as of which date any offering period then in progress will terminate.

A Part B Eligible Employee will not be granted an option under Part B if the Part B Eligible Employee, immediately after the option is granted, owns stock having 5% or more of the total combined voting power or value of all classes of stock of the Corporation and/or holds outstanding options to purchase stock having 5% or more of the total combined voting power or value of all classes of stock of the Corporation. No Part B Eligible Employee will be granted an option that permits the Part B Eligible Employee to accrue rights to purchase shares of Common Stock under all employee stock purchase plans of the Corporation at a rate that exceeds $25,000 (or such other maximum as may be prescribed from time to time under the Code) of fair market value of such shares of Common Stock (determined at the date of grant) for each calendar year in which the option is outstanding at any time in accordance with the provisions of Section 423(b)(8) of the Code.

Upon termination of a participant’s status as an Part B Eligible Employee prior to the purchase date of an offering period for any reason, other than as a result of injury, disability, redundancy, retirement or death, the contributions and any interest credited to his or her account will be refunded to the Part B Eligible Employee or his or her beneficiary or estate as the case may be, through normal payroll processing as soon as administratively practicable following such termination.

If a participant ceases to be employed by the Corporation as a result of injury, disability, redundancy, death or retirement after reaching any age he or she is bound to retire under his or her employment contract, the option holder (or a personal representative in the case of death) may exercise his or her options within the three-month period following the date on which he or she ceases to be an Part B Eligible Employee, provided that the participant may only exercise his or her options using the accumulated contributions in his or her account (excluding any interest) at the date of cessation and in no circumstances can an option be exercised after the purchase date. If the participant fails to exercise his or her options within such three-month period, his or her account balance will be refunded to him or her or his or her beneficiary or estate, as the case may be, through normal payroll processing as soon as administratively practicable following such date of cessation.

All shares of Common Stock purchased under an option will be paid for in full at the time the option is exercised by transfer of the purchase price from the employee’s payroll deduction account. Any payroll deductions accumulated in a participant’s account that are not applied toward the purchase of shares of Common Stock due to limitations imposed by the ShareSave Plan will be returned to the participant with interest (unless otherwise specified in the enrollment documents) as soon as administratively feasible.

General Terms of Part C of the ShareSave Plan

Part C is for the purpose of granting options or stock equivalent units to employees and directors (other than non-executive directors) of the Corporation and entities in the Group and to which the limitations of Part A or Part B are not intended to apply. As of February 28, 2018, the Corporation and entities in the Group had approximately 830 employees and directors who were eligible for purposes of Part C.

The terms of Part C are in general terms the same as those of Part A above except that:

(a)	the Committee may choose in its discretion to whom it will grant options or stock equivalent units, and “Part C Eligible Employees” includes all employees and directors (other than a non-executive director) of the Corporation or an entity in the Group;

(b)	the Part C Eligible Employee may only elect to make thirty-six monthly savings contributions;

(c)	there is more flexibility as to the format of invitations and applications for options;

(d)	the number of shares of Common Stock subject to the option will be the total of the savings contributions divided by the exercise price but no bonus will be payable on top of the savings;

(e)	alternative arrangements may be made for the participant to save monthly contributions rather than the participant entering into a savings contract with a savings body as per Part A;

(f)	the Corporation may choose to satisfy any rights the participant has in respect of his or her option by making a cash payment rather than providing shares of Common Stock;

(g)	the Corporation may choose to grant stock equivalent units to participants pursuant to which the participants will not be entitled to obtain shares of Common Stock but rather a cash bonus in lieu of shares of Common Stock (it is envisaged that this alternative will be used in jurisdictions where it is difficult to grant stock options to employees);

(h)	the Committee may determine the maximum permitted monthly contributions; and

(i)	any requirement for HMRC approval will not apply.

Nontransferability of Options

Generally, options are not assignable or transferable by the holder in any way, except for transfer by the laws of inheritance upon the holder’s death. Any other attempt to assign, pledge (for example, as security for a loan), sell, make a gift of an option, or otherwise transfer an option will not be recognized by the Corporation. Except pursuant to permitted transfers described above, only the option holder (or his or her guardian or legal representative, if permitted by applicable Code provisions) may exercise his or her options during the option holder’s lifetime.

Recent Stock Price

The closing price for our shares of Common Stock on the NASDAQ on February 28, 2018 was $64.95 per share.

Amendments to and Termination of the ShareSave Plan

The ShareSave Plan generally may be amended, modified or terminated, in whole or in part, by the Committee in its sole discretion; provided however, that certain types of amendments will require the consent of the Corporation’s stockholders. No amendment, modification or termination may adversely affect existing rights under the ShareSave Plan except where the amendment has been approved by those who would be adversely affected by the amendment in such manner as required by the ShareSave Plan.

Amendments to Part A of the ShareSave Plan prior to HMRC approval may be made by the Committee as may be necessary or desirable in order to obtain HMRC approval. After receipt of HMRC approval, the Committee may amend the ShareSave Plan in its discretion acting reasonably.

No amendments to Part B of the ShareSave Plan may be made that would result in any provision of Part B failing to comply with Rule 16b-3 of the Exchange Act or qualify under Section 423 of the Code. In addition, to the extent necessary to comply with Rule 16b-3 of the Exchange Act or Section 423 of the Code (or any successor rule or provision or applicable law or regulation), the Corporation shall obtain stockholder approval with respect to any amendment in such a manner and to such a degree as required.

Unless sooner terminated by the Committee, the ShareSave Plan will terminate on the tenth anniversary of its approval by the Corporation’s stockholders; however, options granted prior to the ShareSave Plan’s termination will remain in force and continue to be governed by the provisions of the ShareSave Plan. The Committee may terminate the ShareSave Plan at any time and for any reason.

Adjustments

In the event that the Corporation undergoes a capitalization issue, subdivision, consolidation, or reduction of share capital, the Committee shall in accordance with the terms of the ShareSave Plan, proportionately adjust the number of shares of Common Stock over which an option is granted and the share price. Where the ShareSave Plan is subject to the approval of the Corporation’s stockholders, such adjustment will require the prior approval of the Corporation’s stockholders if required by law or the rules of any relevant exchange.

Governing Law

The ShareSave Plan and all options granted under the ShareSave Plan shall be governed by and construed in accordance with the laws of England and Wales, except for Part B of the ShareSave Plan which is governed by and determined in accordance with the laws of the State of Delaware of the United States.

Certain U.S. Federal Income Taxes and Tax Withholding

This discussion represents only a general, brief summary and is not intended to cover all tax consequences of options. Since tax laws and regulations may change, and interpretations of these laws and regulations may change their application for each individual participant, each participant is urged to consult his or her own tax advisor as to specific tax consequences.

The following discussion of the tax consequences of Part B of the ShareSave Plan is limited to the United States federal income tax consequences to individuals who are citizens or residents of the United States, other than those individuals who are taxed on a residence basis in a foreign country. Furthermore, the tax consequences outlined below apply only with respect to an employee whose income is subject to United States federal income tax during the period beginning with the grant of an option and ending with the disposition of the shares of Common Stock acquired through the exercise of the option. If during this period, the participant is subject to income tax in a foreign jurisdiction and/or the participant is subject to state/local income tax in the United States, the participant should consult an attorney or tax advisor to determine the applicable tax consequences.

In addition, the laws of any other jurisdiction that could be relevant either to the Corporation, a subsidiary of the Corporation or an option holder are not discussed here. In particular, the tax consequences under the laws of the United Kingdom, where a substantial number of option holders reside and a substantial portion of the Corporation’s operations occur, are not discussed. Information regarding tax consequences applicable to securities received under Parts A and C of the ShareSave Plan, if required, should be obtained from participants’ own personal tax advisors.

Part B of the ShareSave Plan is intended to qualify under Section 423 of the Code. Under this section, a participant will not be required to recognize taxable income at the time of the grant of the option or at the time shares are purchased under the Part B of the ShareSave Plan. The participant may, however, become liable for tax upon the disposition of the shares of Common Stock acquired, as described below.

In the event that shares acquired pursuant to Part B of the ShareSave Plan are not sold or disposed of (including by way of gift) prior to two years after the date of the grant of the option (as determined for tax purposes) or one year after the relevant exercise date, the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price, or (b) the excess of the fair market value of the shares at the date of grant (as determined for tax purposes) over an amount equal to what the purchase price would have been if it had been computed as of the date of the grant (as determined for tax purposes), will be treated as ordinary income to the participant. Any further gain on disposition will be treated as long-term capital gain and any loss will be treated as a capital loss.

In the event the participant sells or disposes of the shares before the expiration of the holding periods described above, the excess of the fair market value of the shares on the exercise date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income even if no gain is realized on the sale or a gratuitous transfer of the shares is made. The balance of any gain will be treated as a capital gain and will be treated as a long-term capital gain if the shares have been held for more than one year. If the shares are sold for less than their fair market value on the exercise date, the participant may recognize a capital loss equal to the difference between the sales price and the value of the shares on the exercise date.

Tax Advice

The preceding discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the ShareSave Plan. A Participant may also be subject to state and local taxes in connection with the grant of awards under the ShareSave Plan. In addition, a number of Participants reside outside the U.S. and are subject to taxation in other countries. The actual tax implications for any Participant will depend on the legislation in the relevant tax jurisdiction for that Participant and their personal circumstances.

Other Tax Matters. The Corporation may withhold, or require the participant to pay, any applicable withholding or other taxes arising in connection with the grant, vesting or exercise of an option.

General. The ShareSave Plan is not qualified under Section 401(a) of the Code, nor is it subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

No Rights to Continued Employment or Future Benefits

Nothing in the ShareSave Plan, nor the grant of any option, shall be construed to give any person the right to be retained in the employ of the Corporation or any subsidiary or to affect the right of the Corporation or any such subsidiary to terminate the employment or engagement of any person at any time with or without cause, to the extent otherwise permitted by law. The ShareSave Plan creates no ongoing obligation of the Corporation or any subsidiary to provide any future benefit of similar value.

The Board of Directors recommends a vote “FOR” the approval of the ShareSave Plan.

PROPOSAL 5 – RATIFICATION OF THE APPOINTMENT OF THE CORPORATION’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Item 5 on the Proxy Card)

On March 13, 2018, the Audit Committee appointed, the accounting firm KPMG LLP (“KPMG LLP”) to serve as the Corporation’s independent registered public accounting firm with respect to the 2018 fiscal year, to audit the consolidated financial statements of the Corporation for the fiscal year ending December 31, 2018 and to perform other appropriate audit related services.

A representative of KPMG Audit Plc (“KPMG Audit”), the Corporation’s independent registered public accounting firm and auditor for the fiscal year ending December 31, 2017, is expected to be available by telephone at the Annual Meeting. KPMG Audit also served as the Corporation’s independent registered public accounting firm for the 2016, 2015, 2014, 2013, 2012 and 2011 fiscal years. The available representative will have the opportunity to respond to questions and to make a statement if such representative desires to do so.

Although current law, rules, and regulations, as well as the charter of the Audit Committee, require the Audit Committee to engage, retain, and supervise the Corporation’s independent registered public accounting firm, the Board considers the selection of such firm to be an important matter of stockholder concern and is submitting the selection of KPMG LLP for ratification by stockholders as a matter of good corporate practice. In the event that our stockholders fail to ratify the selection, it will be considered a recommendation to the Board of Directors and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Corporation and our stockholders.

See also “Audit Committee Report,” “Principal Accountant Fees and Services,” and “Audit Committee Pre-Approval Policies and Procedures” below for additional information.

Change of Independent Public Accountants

As reported on the Corporation’s current report on Form 8-K dated March 15, 2018, KPMG Audit, the Corporation’s independent registered public accounting firm and auditor for the fiscal year ending December 31, 2017, informed the Audit committee that due to a reorganization of KPMG’s U.K operations, KPMG in the U.K. instigated an orderly wind down of the business of KPMG Audit and, in view of that, requested a transfer over to KPMG LLP of the audit services provided to the Corporation. Accordingly, in view of KPMG LLP’s agreement to accept the audit role, KPMG Audit has confirmed that it will not be able to accept appointment (and thereby ratification by the Corporation’s stockholders) as the Corporation’s independent registered public accounting firm for the Corporation’s 2018 fiscal year and to audit the financial statements of the Corporation for the fiscal year ending December 31, 2018. In view of this, the Audit Committee has approved the appointment of KPMG LLP to replace KPMG Audit as the Corporation’s independent registered public accounting firm for the Corporation’s 2018 fiscal year and to audit the Corporation’s financial statements for the fiscal year ending December 31, 2018, and KPMG’s appointment, is now being put to a stockholder ratification vote at the Corporation’s 2018 annual meeting of stockholders.

In connection with this change, the Corporation confirms that the reports of KPMG Audit on the Corporation’s financial statements for the fiscal years ended December 31, 2017 and 2016 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

The audit reports of KPMG Audit on the effectiveness of the Corporation’s internal control over financial reporting as of December 31, 2017 and 2016 also did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty or audit scope.

Furthermore, in the Corporation’s 2017 and 2016 fiscal years and the subsequent interim reporting periods through March 13, 2018 there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Corporation and KPMG Audit on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that, if not resolved to the satisfaction of KPMG Audit, would have caused KPMG Audit to make reference to the subject matter of the disagreement in connection with its reports on the Corporation’s consolidated financial statements for such years or periods, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

In connection with the transition from KPMG Audit over to KPMG LLP, the Corporation, as it is required to do, provided KPMG Audit with a copy of the Form 8-K dated March 15, 2018 (“the Form 8-K”) and requested that KPMG Audit provide the Corporation with a letter addressed to the Securities and Exchange Commission stating whether or not KPMG Audit agreed with the disclosures contained in the Form 8-K. A copy of KPMG Audit’s letter, dated March 15, 2018, in which KPMG Audit confirmed that it agreed with the Corporation’s disclosures, was attached as Exhibit 16.1 to the Form 8-K.

During the Corporation’s two mostly recently-audited fiscal years that ended December 31, 2017 and 2016, and during the subsequent interim reporting periods through March 13, 2018, neither the Corporation nor anyone acting on its behalf consulted KPMG LLP regarding any matters identified within Items 304(a)(2)(i) or (ii) of Regulation S-K.

The Board of Directors recommends a vote “FOR” ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2018

INFORMATION ABOUT THE EXECUTIVE OFFICERS

Dr. Philip J. Boon

Age: 58

Executive Officer since June 1, 2009

Dr. Boon was appointed as Chief Operating Officer effective November 2015. In this role, Dr. Boon has direct responsibility for the global Fuel Specialties business as well as an overseeing role with our global Personal Care and Oilfield Specialties businesses and has a key role in the strategic development of Innospec. Prior to this, Dr. Boon was the Executive Vice President, Business Operations from June 2009 and was responsible for all our businesses in Europe, Middle East and Africa (EMEA). Dr. Boon joined the company in 1997 and has held various senior management positions covering most operational aspects of the business. He has over 25 years international experience in the specialty chemicals industry and previously held positions with Ciba Geigy and FMC in the USA and Europe. He has a PhD in Chemistry from Leicester University.

Mr. Ian P. Cleminson

Age: 52

Executive Officer since July 3, 2006

Mr. Cleminson serves as Executive Vice President and Chief Financial Officer (“CFO”) to the Corporation, having joined it in February 2002. Prior to this appointment, Mr. Cleminson was Financial Controller for the Fuel Specialties and Performance Chemicals business units within the Corporation. He joined the Corporation from BASF plc where, between 1999 and 2002, he served as Financial Controller of their Superabsorbants division. Previously, he worked as an accountant in private practice since 1989.

Dr. Catherine Hessner

Age: 59

Executive Officer since August 12, 2003

Dr. Hessner serves as Senior Vice President, Human Resources (“SVP, HR”) of the Corporation, having joined it in March 2003. Prior to joining the Corporation, she served as European Human Resources Director for Nova Chemicals, a U.S. commodity chemicals company. From 1995 to 1999, Dr. Hessner served as European HR Director, based in the U.K., for Anheuser-Busch, the U.S. brewing Corporation and, prior to that, spent nine years with various divisions of Mars Incorporated in a variety of human resources and general business roles.

Dr. Ian M. McRobbie

Age: 69

Executive Officer since May 7, 2002

Dr. McRobbie serves as Senior Vice President, Research and Technology, having joined the Corporation in January 2002. Between 1989 and 2002 he was Technical Director of A H Marks and Company Limited, a privately owned U.K. chemical company operating in agrochemical and specialty chemical markets. Prior to this, he worked in senior research and manufacturing roles for Seal Sands Chemical Co. Limited (a wholly owned subsidiary of the Hexcel Corporation based in California) and BTP plc (now part of Clariant).

Mr. Brian R. Watt

Age: 59

Executive Officer since January 1, 2010

Mr. Watt was appointed Senior Vice President, Corporate Development and Investor Relations in August, 2017. Mr. Watt has significant experience in the chemicals industry and prior to joining the Corporation he held commercial positions in Shell, ICI, Avecia and Astra Zeneca. Mr. Watt joined the Corporation as Mergers and Acquisitions Manager in 2001 and latterly he held positions in both the Performance Chemicals and Fuel Specialties business units and was appointed as Vice President, Strategic Planning and Regulatory Affairs in 2010, before taking up his current role.

Mr. David B. Jones

Age: 49

Executive Officer since March 1, 2018

Mr. Jones was appointed Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary on March 1, 2018. Before joining the Corporation, Mr. Jones served as Vice President, Deputy General Counsel of West Corporation, and Chief Counsel of Lennox International, and prior to that he was a Partner with DLA Piper LLP. Mr. Jones is a Certified Public Accountant and was in private practice with Ernst & Young and PwC prior to commencement of his legal career.

Mr. David E. Williams

Age: 65

Executive Officer from September 17, 2009 to February 28, 2018

Mr. D. Williams retired with effect from 28 February 2018. Mr. D. Williams was appointed as Vice President, General Counsel and Chief Compliance Officer in September 2009. In December 2011, Mr. D. Williams was also appointed as Corporate Secretary. Before joining the Corporation, Mr. D. Williams worked as an attorney with MarkWest Energy Partners, LP, in Denver where he was responsible for commercial and regulatory legal matters. He has over thirty years’ experience as an attorney, covering a broad range of legal matters. Mr. D. Williams has a law degree from the University of Louisville, Brandeis School of Law, and an undergraduate degree in Management from Park University.

Family Relationships

There are no family relationships between any of the persons referred to in the sections “INFORMATION ABOUT THE BOARD OF DIRECTORS” OR “INFORMATION ABOUT THE EXECUTIVE OFFICERS” above.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following Compensation Discussion and Analysis is designed to explain the executive compensation philosophy and programs and describes the material elements of compensation for 2017 for the individuals listed in the “Summary Compensation Table” as our NEOs. The tables following the Compensation Discussion and Analysis contain specific information on the compensation awarded to or earned by the NEOs in 2017.

At the 2017 Annual Meeting of Stockholders, the Corporation conducted a non-binding advisory vote on its executive compensation. At that meeting, approximately 99% of the stock present and entitled to vote on the proposal voted to “Approve” executive compensation. The Compensation Committee takes the outcome of the vote into consideration when reviewing its executive compensation programs and as the advisory vote approved the compensation, no changes or modifications to the executive compensation programs or to the compensation of any of the NEOs have been made as a result of the advisory vote, although the Compensation Committee has made certain modifications and refinements as part of its regular review process, as discussed herein.

Compensation Philosophy and Overall Objectives

The compensation philosophy of the Corporation is to link executive compensation to continuous improvement in corporate performance and increases in stockholder value, while at the same time to allow the Corporation to attract and retain the executive talent required to successfully manage our business. The overall compensation program is designed to motivate our employees to achieve business objectives and maximize their long-term commitment to our success. The Corporation aims to achieve this by providing compensation elements that align Executive Officers’ interests with stockholder value and achievement of our long-term strategies within the framework of our overall principles of good corporate governance.

The goals of the Corporation’s executive compensation programs are to:

🌑	Establish pay levels that are necessary to attract and retain highly qualified executive officers in light of the overall competitiveness of the market for high quality executive talent and the Corporation’s unique business profile;

🌑	Recognize superior individual performance, new responsibilities and new positions within the Corporation;

🌑	Balance short-term and long-term compensation to complement the Corporation’s annual and long-term business objectives and strategy and to encourage executive performance in the fulfillment of those objectives and strategy;

🌑	Provide variable compensation opportunities linked to the Corporation’s performance;

🌑	Encourage ownership of the Corporation’s stock by Executive Officers;

🌑	Align Executive Officer compensation with the interests of stockholders; and

🌑	Reward achievement of exceptional performance.

The Corporation regularly reviews its executive compensation programs to ensure that each component is competitive, and provides a balance between fixed elements of pay and performance related elements. No element of compensation is driven by tax, accounting or regulatory considerations. Further information on each of the key components of compensation is given below.

Role of the Compensation Committee and the Compensation Consultant

The Compensation Committee of the Board of Directors oversees the Corporation’s compensation programs and practices for NEOs and other key Executive Officers and Directors. The Compensation Committee reviews and approves compensation for our Executive Officers, including salary, incentive programs, stock-based awards and compensation, retirement plans, perquisites and supplemental benefits, employment agreements, severance arrangements, change in control arrangements and other executive compensation matters. Advice to the Compensation Committee is provided by Mr. Dion Read, an independent compensation consultant, who has significant experience in executive compensation, having worked for Hay Group and Watson Wyatt (now Willis Towers Watson) in this area. Mr. Read was retained by the Compensation Committee and meets with the Committee at least annually and provides advice at other times as the Compensation Committee deems appropriate. Any other work undertaken by Mr. Read for the Corporation must be approved by the Compensation Committee. In 2017, Mr. Read did not perform any additional work for the Corporation. The Compensation Committee has conducted an assessment of the independence of Mr. Read and has determined that he does not have any conflict of interest.

The Compensation Committee reviews and approves the compensation structure for our Non-Employee Directors (NEDs) bi-annually, including retainers, fees, stock-based awards and other compensation and expense items. This review is discussed under the “Director Compensation” section of this Proxy Statement.

The processes and procedures for the Compensation Committee oversight of compensation programs are discussed in the “Corporate Governance” section of this Proxy Statement.

Role of the Chief Executive Officer and Other Executive Officers

The CEO attends Compensation Committee meetings by invitation only and does not attend Compensation Committee meetings when his compensation is being determined. Each year, the CEO, at the request of the Compensation Committee, provides his assessment of the performance of the other Executive Officers, including their achievement of individual objectives and contribution to the overall business performance. He then recommends adjustments to base salary, if appropriate.

The Compensation Committee then reviews all elements of compensation for the Executive Officers, taking into account the recommendations of the CEO, as well as market data and information from the Senior Vice President, Human Resources (“SVP, HR”). The Compensation Committee also reviews all elements of compensation for the CEO and evaluates the CEO’s performance in light of those goals, taking into account the Chairman of the Committee’s review and assessment of the performance of the CEO, overall business performance and results, competitive market data and other relevant information provided by the SVP, HR. The Compensation Committee reviews, discusses and determines the CEO’s compensation package without him being present. The Compensation Committee makes decisions relating to the compensation of the Executive Officers, including the CEO, which it recommends to the full Board of Directors for approval.

The SVP, HR assists the Compensation Committee, serving as the Compensation Committee’s Secretary and provides information on compensation as requested by the Compensation Committee.

Competitive Market

The Compensation Committee reviews nationally recognized compensation survey data provided by Willis Towers Watson to compare the Corporation’s compensation practice with the external market. In 2017, for the Executive Officers based in the U.S., Willis Towers Watson U.S. data for similar sized roles in organizations with over $1 billion revenue was used. These are standard Willis Towers Watson data sets and were not customized prior to use. In addition, the Compensation Committee also uses a Chemical Industry Peer Group as an additional reference point for the CEO compensation. The companies included in the peer group were selected by the Compensation Committee based on a number of factors, including company size, products and level of global operations. Compensation data for these companies is collected from their proxy statements and analyzed by the Compensation Committee. The peer group of twelve companies for 2017 was:

Albemarle	Cambrex	Stepan
American Vanguard	Chemtura	Polyone
NewMarket	Ferro	Cabot
Ashland	HB Fuller	Innophos

Due to completed acquisition activity during 2017, Chemtura Corporation was removed from the peer group during 2017 and will not be included for 2018.

In 2017, for U.K. based Executive Officers, Willis Towers Watson U.K. data for similar sized roles in organizations with over $1 billion revenue was used. All executive jobs are assessed and graded by Mr. Read, in his capacity as the compensation consultant using the Willis Towers Watson Global Grading methodology. Job sizes are then matched into the data to ensure that comparisons are made at the appropriate level. Following the acquisition of the European Differentiated Surfactants (“EDS”) business from Huntsman Corporation (“Huntsman”) in the last quarter of 2016, the Compensation Committee asked Mr. Read to conduct a full assessment of the executive job sizes to ensure they reflected the significant increase in the size and complexity of the business. As a result, a number of roles were re-graded and the new grades were applied for 2017 onwards.

References to market data in this Compensation Discussion and Analysis, unless otherwise noted, are to these foregoing sources.

Elements of Compensation

The material elements of compensation for the Corporation’s NEOs are:

🌑	base salary;
🌑	short-term incentive;
🌑	long-term incentive; and
🌑	other benefits (including retirement and supplemental plans, severance, change-of-control and employment agreements and perquisites).

These elements are explained and discussed in separate sections below. The Compensation Committee seeks to achieve an appropriate balance between fixed and variable compensation elements in line with our policy to link a significant proportion of compensation to performance. For Executive Officers the target is that at least 50% of total compensation should be delivered through variable compensation comprising a mix of long and short-term incentives and cash and non-cash compensation. The Compensation Committee has formally reviewed the allocation of compensation between the different elements using market knowledge and input from its advisors and is satisfied that the balance is appropriate and generally in line with market practice. In 2017 over 50% of overall compensation for the CEO and other NEOs was delivered through variable compensation.

Annual Cash Compensation

Base Salary

A base salary is provided to our Executive Officers. The level of base salary is reviewed on an annual basis and is adjusted, if appropriate, to recognize the scope and complexity of a role, market data and individual performance. The Compensation Committee targets base salary at the median (50th percentile) of the survey group but considers other factors including individual experience and expertise, overall performance, internal pay equity and contribution to the Corporation. We believe that this methodology enables us to remain competitive as an employer in our markets without incurring unnecessary costs. In the case of Mr. P. Williams, the Compensation Committee views Mr. P. Williams as key to the Corporation’s continued success, given his unique skills and experience and therefore determined that it was appropriate to benchmark his position between the median and upper quartile of the relevant market.

2017 Salary Increases

Following the re-grading of roles as a result of the acquisition of the Huntsman EDS business at the end of 2016, the survey data for 2017 indicated base salaries were generally around 10% to 15% below the market apart from in a small number of cases. As a result the 2017 base salary level increases for the NEOs, excluding the CEO, were on average 8.0%. Mr. P. Williams’ base salary was increased by 5.0% to $1,008,000 which was within 10% of the average base salary for CEOs in the peer group of companies and broadly in line with the upper quartile of the U.S. survey group.

Following the 2017 increases, base salaries for the NEOs were all within a 15% range of the market median data, which, based on the advice of their compensation advisor, the Compensation Committee believes is an appropriate salary range, given the experience of the NEOs.

Annual Incentives

The Corporation’s Management Incentive Compensation Plan (“MICP”) is a short-term incentive plan which provides for cash payments which are driven by annual performance. Payments are based on achievement against pre-determined financial goals set by the Board each year. Targets are set for corporate performance and business unit performance (where appropriate) and for personal performance against objectives. All payments under the MICP are subject to an overall corporate performance threshold of 90% of the agreed target for the year: if this is not achieved, no payments under the MICP are made to any individual, regardless of personal and business unit performance.

Further, where an individual’s payment under the MICP includes a financial measure for a business unit, the business unit must also achieve a minimum of 90% of the target or the individual will not receive any MICP bonus for that year for that element, irrespective of overall corporate and personal performance.

The MICP incentive payment opportunity and split between corporate and personal objectives are shown in the following table:

	Proportion of MICP bonus at target split:
	Corporate/ Business Performance	Personal objectives	Target MICP Bonus as % of salary	Maximum MICP Bonus as % of salary
CEO	80% of target bonus	20% of target bonus	75%	172.5%

Senior Executive Officers	80% of target bonus	20% of target bonus	50%	115%

The Compensation Committee reviews the allocation between business and personal performance each year to ensure it is appropriate.

The performance measures are established by the Compensation Committee and reviewed by them each year to ensure they remain appropriate and focus on delivery of high performance while recognizing the economic and business challenges the Corporation faces. In 2017, the Compensation Committee determined that the appropriate measures were corporate operating income before restructuring, which is a measure of earnings, and corporate free cash flow, which is seen as a measure of working capital management. The metrics are set at the start of the year and approved by the Compensation Committee. Corporate operating income before restructuring is operating income adjusted to exclude certain one-time/nonrecurring restructuring costs such as severance payments from the calculations, because they are not reflective of our underlying operations for the particular period in which they are recorded and, therefore, mask our underlying operating trends. Corporate free cash flow represents corporate operating cash flow after capital expenditure and before the cash effect of restructuring. These one-time/nonrecurring items are approved by the Compensation Committee. Corporate operating income before restructuring and corporate free cash flow are non-GAAP measures. In addition, the Compensation Committee determines whether the performance measures for any NEO should also include operating income and operating cash flow for the relevant individual businesses, based on the NEO’s specific role and responsibilities. This determination is made at the start of the year. These measures were chosen as they are designed to align the NEOs with the balanced objectives of increasing earnings and improving cash flow through working capital management, which the Compensation Committee believes are key to the success of the Corporation. Personal objectives are specific to the particular business unit(s) or function within which the Executive Officer operates. In addition to the personal element shown above, if an individual’s overall performance assessment for the year is below satisfactory then no MICP bonus is paid at all.

The levels of MICP target bonus are reviewed periodically and are targeted at the median level against the market. The target and maximum bonus percentages for the CEO are within 20% of the average levels for CEOs in the peer group of companies and the median levels in the U.S. survey group, which the Compensation Committee believes to be appropriate.

Maximum incentive payments under the MICP are awarded when the Corporation or, where relevant, an individual business unit exceeds its target performance measures by 30%.

No awards are made under the MICP scheme until the annual business results have been audited by the independent registered public accounting firm and approved by both the Audit Committee of the Board and the full Board.

In 2017, for all NEOs, MICP incentive payments were based on achievement of targets set for corporate operating income and consolidated operating cash flow. In the case of Dr. Boon, in addition to corporate targets, a proportion of his MICP incentive payment was based on achievement of targets set for operating cash flow for the global Fuel Specialties business unit and the achievement of targets set for the operating income for the regional Fuel Specialties businesses, with a proportion based on the operating income for both the global Performance Chemicals business unit and the global Oilfield Services business unit.

The consolidated financial performance targets set for annual MICP incentive payments purposes and the actual level achieved for the Corporation as a whole in 2017 were as follows:

Financial Performance Measure	Target Set for Annual MICP Bonus Purposes	Actual Achieved for MICP Bonus Purposes	Achievement as % of Target
Corporate Operating Income (before restructuring)	$103.42 million	$134.525 million	130%

Corporate Free Cash Flow	$26.391 million	$72.721 million	276%

As a result MICP bonus levels for that part of the overall MICP incentive payment based on consolidated operating income were paid at 250% of the target MICP bonus levels and at 250% of the target level for that part of the overall MICP bonus based on consolidated operating cash flow.

In 2017 the Fuel Specialties global business unit achieved 106% of the target set for operating income and the regional businesses achieved 109%, 93% and 102% of the targets set for operating income. As a result, in the case of Dr. Boon, MICP bonus levels for those parts of his overall MICP bonus based on operating income for the global business was paid at 130% of the target level and the relevant regional Fuel Specialties businesses unit were paid at 145%, 65% and 110% of the target levels, respectively. The Performance Chemicals business unit achieved 121% of the target set for operating income, and the Oilfield Services business achieved 385% of the target set for operating income. As a result, MICP bonus levels for those parts of Dr. Boon’s overall MICP bonus based on operating income for the Performance Chemicals business unit and the Oilfield Services business unit were paid at 205% and 250% of the target levels, respectively.

In assessing the individual performance on personal objectives for each NEO, the Compensation Committee uses the following process.

Annual personal objectives for each NEO are established by the Compensation Committee at the start of the financial year. These objectives are also designed to focus on delivery of high performance and take into account the economic and business challenges the Corporation faces. The Compensation Committee annually reviews the scoring mechanism for the personal objectives to ensure it rewards performance appropriately. Each objective is weighted to give a maximum potential score in total of 50. A good performance on the personal objectives is defined as achieving an overall score at the end of the year of 36 to 40 and earns the target level for the 20% based on personal objectives. Achievement of the maximum score would represent exceptional performance against the personal objectives and increases the 20% of the overall target MICP bonus based on personal objectives by a factor of 50%. The relationship between score on personal objectives and the amount of MICP bonus earned for personal performance is shown below:

Marks out of 50	% of the 20% of MICP bonus based on personal objectives earned
46 - 50	150
41 - 45	125
36 - 40	100
31 - 35	50
26 - 30	25
25 or less	0

At the end of the year, as part of the annual performance review process, the performance against each objective is reviewed and marked against the weighting set at the start of the year giving a total score out of 50. In the case of the CEO, this assessment is done by the Chairman of the Compensation Committee and the resultant score and assessment for each objective is reviewed and approved by the Compensation Committee as a whole prior to review and approval by the full Board. In the case of the other NEOs, the assessment is done by the CEO, who reviews the objectives and proposes a mark for each objective against the weighting set at the start of the year giving a total score out of 50. This, together with the underlying rationale, is reviewed and approved by the Compensation Committee prior to review and approval by the full Board.

The following table summarizes the incentive payments made under the MICP for 2017 performance for each of the NEOs, including selected relevant information about their performances:

Annual Incentive MICP
Executive	Target MICP Incentive Payment as % of Base Salary	Assessment of Personal Objectives	Achieved MICP Incentive Payment as % of Base Salary	MICP Incentive Award
Mr. Patrick S. Williams President and Chief Executive Officer	75%	47	172.5%	$1,738,800
Mr. Ian P. Cleminson Executive Vice President and Chief Financial Officer	50%	48	115.0%	$373,004
Dr. Philip J. Boon Chief Operating Officer	50%	46	83.16%	$295,240
Mr. Brian R. Watt Senior Vice President, Corporate Development and Investor Relations	50%	47	115.0%	$298,810
Dr. Ian M. McRobbie Senior Vice President, Research and Technology	50%	47	115.0%	$274,287

The scoring for the personal objectives includes consideration of the following factors:

Mr. P. Williams led the development and implementation of a growth strategy for the Corporation, including regional expansion and development of new products and market segments. In particular, Mr. P. Williams led the successful integration of the EDS business from Huntsman, following the completion of this acquisition at the end of 2016. He has also driven the development of a new strategy and focus for the Performance Chemicals business to maximize the return of the investment in this business following the acquisition of the EDS business. In addition, Mr. P. Williams has provided strong leadership to the Oilfield Specialties business and spearheaded the drive to improve operating performance in this business. He has also driven the development of robust succession plans for the key leadership roles in the Corporation. The Corporation has also exceeded the target set for safety across the Corporation, with the lost time accident rate across the whole Corporation less than that of the industry average in the year. Based on his personal performance and the overall strong results of the Corporation in a difficult economic and competitive environment, the Board approved the Compensation Committee’s recommendations for Mr. P. Williams to be awarded a bonus of $1,738,800.

Mr. Cleminson has led the financial integration of the EDS acquisition, including the establishment of a new Finance organization and the development and implementation of a new computer system to support the business. In addition, he has led the on-going evolution and enhancement of our banking relationships and played a key role in the continued development of our Investor Relations strategy. He has also played an important role in the continued development of our organization wide computer system and had a key role in the continued development and management of our Compliance program.

Dr. Boon delivered good business results in operating income for the Fuel Specialties business in a very competitive global market. In addition, he has led the work on development of a new legal entity in China to support the growth strategy of the Corporation. He has also managed a detailed review of the Fuel Specialities business in the Americas and implemented a number of organization changes to improve efficiency and focus in order to position the business for future growth. He has also led the identification and delivery of a number of significant new commercial opportunities in very competitive markets.

Mr. Watt has taken a lead role on the integration of the EDS business, working across all functions to ensure a smooth transition. He has also worked closely with the Performance Chemicals business to develop the strategy for key market segments for the combined business following the acquisition. In addition, Mr. Watt, together with Dr. Boon, has led the work on the development of a new strategy for the Fuel Specialties business to take account of the potential impact of new legislation on the market for diesel fuel. He also assumed responsibility for Corporate Development in addition to his responsibilities for strategic planning and Investor Relations.

Dr. McRobbie has continued to lead the development and commercialization of new products in both Performance Chemicals and Fuel Specialties. In particular, he has spearheaded the development of a new product strategy for the EDS business, including identification of new technologies and applications for key market segments. He has continued to drive the development of the new product strategy for the Oilfield Specialities businesses and the work to increase the Corporation’s manufacturing capability for key products. He also led a number of major joint research projects with a number of key strategic commercial partners.

A provision exists which allows for potential claw-back of bonuses already paid to all Executive Officers if, at some point in the future, it is identified that the audited annual financial results need to be materially restated.

Co-Investment Plan

To support the alignment of stockholder and Executive Officer interests, the Co-Investment Plan was introduced by the Corporation in 2004 and reviewed by the Compensation Committee in 2011. The Co-Investment Plan expired in May 2014 and, after careful consideration, the Compensation Committee determined that, given the level of stock holding of each of the Executive Officers, it was not necessary to implement a new Co-Investment Plan at this time. Accordingly, there were no Co-Investment Plan participants in 2015, 2016 or 2017.

Under the terms of the Co-Investment Plan an Executive Officer, who was required to participate in the plan for any year, was allowed to invest a portion of the MICP annual incentive payment (paid in accordance with the targets above) to acquire stock in the Corporation and receive an award of matching stock as described below. If the participating Executive Officer received an MICP incentive payment for exceeding his targets, then he had to use at least one-third of the MICP incentive payment which is in excess of the MICP target payment to purchase stock, which was matched as follows:

Bonus payment	Compulsory amount	Voluntary amount	Match

Up to MICP target bonus level	None	Maximum 50% of payment	1 matching share for every 2 shares purchased

Above MICP target bonus level	One third of any MICP bonus payment above the target level	Up to maximum of 100% of any MICP bonus payment above the target bonus level	1 matching share for every share purchased

Participants in the Co-Investment Plan must generally remain employed for three years and continue to hold the stock purchased under this Co-Investment Plan in order to receive the matching stock. In 2014, Mr. B Watt was the only NEO who chose to participate in the Co-Investment Plan and as a result, and having satisfied the requirements above, he received the matching stock relating to his 2014 participation in 2017. As at the end of 2017, there are no more matching shares outstanding under this Plan.

Long-Term Incentives

The Compensation Committee believes that equity based long-term incentive awards are an important element of the overall compensation for the Corporation’s Executive Officers. They are designed to give a focus on achievement of long-term performance goals that help create long-term value for stockholders, act as long-term retention incentives for executives and, through the ownership of common stock of the Corporation, encourage long-term strategic decision making that is aligned with the interests of stockholders.

Long-Term Incentive Plans

The Corporation operates two equity-based incentive plans in which the NEOs participate, the CSOP and the PRSOP, both of which provide for options exercisable for common stock as well as stock equivalent units (“SEUs”) which are payable in cash based on stock price. The terms and features of the CSOP and PRSOP are described below.

The CSOP and the PRSOP both expire in May 2018. As set forth in “Proposal 3 - Approval of Innospec Inc. 2018 Omnibus Long-Term Incentive Plan”, the Board of Directors has approved for submission to the Stockholders the Innospec Inc. 2018 Omnibus Long-Term Incentive Plan, for approval at the 2018 Annual Meeting of Stockholders.

Company Stock Option Plan (“CSOP”)

Under the CSOP, options are granted at market value and become exercisable after three years, with all options vesting at the end of the three-year period. All options have a ten-year term. Options are granted within twenty days after the public announcement of the Corporation’s annual financial results or similar information. Except in certain circumstances participants must remain in employment with the Corporation in order to be able to exercise their options. The exceptions to this include death, injury, ill-health or disability, redundancy and the transfer of the part of the business within which the option holder works. In these cases, under the rules of the CSOP, options vest and the holder has a twelve month period within which to exercise the options.

In the event of a change of control of the Corporation, under the rules of the CSOP, all options become immediately exercisable.

Performance Related Stock Option Plan (“PRSOP”)

Under the PRSOP, options are granted at no cost and become exercisable normally after three years, provided that specified performance criteria are achieved. All options have a ten-year term. However, if an option is granted to a participant who is, or would otherwise be, subject to Section 409A of the Code, with an exercise price less than the fair market value of the shares on the date of grant, it must be exercised (if at all) no later than March 15 of the calendar year immediately following the calendar year in which it is first capable of exercise under the Plan. The performance criteria that are set are designed to be “stretch” targets which focus on delivery of high performance and enhancing stockholder value, while recognizing the economic and business challenges the Corporation faces. The performance criteria are regularly reviewed to ensure that they remain relevant and stretching. The criteria for awards made in 2017 are based on relative performance of total stockholder return versus the Russell 2000 index, measured over a three-year period starting with the financial year of the date of grant, the growth in sales revenue for the Corporation, excluding the Octane Additives business and the growth in earnings per share, excluding the Octane Additives business. The Compensation Committee determined that, given the expected continued decline in the Octane Additives business, these measures would provide the appropriate focus on the continued growth of the Corporation together with delivering stockholder value. The following levels of growth must be achieved before awards vest:

Relative performance of Total Shareholder Return (TSR) vs Russell 2000 index	Proportion of the 35% allocated to TSR vesting
110%	100%
100%	90%
90%	80%
80%	70%
70%	60%
Less than 70%	0 (nil)

Growth in Revenue excluding Octane Additives in 2019 vs 2017 budget	Proportion of 30% allocated to growth in Revenue vesting
Total growth vs 2017 budget 8%	100%
Total growth vs 2017 budget 6%	60%
Total growth vs 2017 budget 4%	20%
Less than 4%	0 (nil)

Growth in Earnings per Share (EPS) excluding Octane Additives in 2019 vs 2017 budget	Proportion of 35% allocated to growth in EPS vesting
Total growth vs 2017 budget 3%	100%
Total growth vs 2017 budget 2%	60%
Total growth vs 2017 budget 1%	20%
Less than 1%	0 (nil)

Awards vest on a straight line basis between each threshold. For example, a total growth in EPS of 2.5% vs the 2017 budget would result in 80% of the options vesting.

The grants are issued on a date set by the Compensation Committee each year. This is usually after the public announcement of the annual financial results. The Compensation Committee determines the grant date to be used in advance and the stock price used is typically the closing stock price at the end of the day prior to the agreed grant date.

If participants cease to be employed with the Corporation prior to the end of the vesting period awards will lapse unless the Compensation Committee determines otherwise.

In the event of a change of control of the Corporation, under the rules of the PRSOP, all options become immediately exercisable.

Stock Equivalent Units (“SEUs”)

Equity based awards, payable in cash, are made in the form of SEUs. SEUs are granted separately under either or both of the CSOP and PRSOP. The SEUs may be exercised separately from options that have been granted under the corresponding plan and such SEU exercise has no impact on those options. Two types of SEU awards have been made under these plans.

1.	SEUs granted at market value under the CSOP. These can be exercised after three years and expire ten years after grant.

2.	SEUs granted at no cost under the PRSOP. These can be exercised after three years, provided that specific performance criteria are met, and expire ten years after grant. However, if SEUs are granted to a participant who is or would otherwise be subject to Section 409A of the Internal Revenue Code, with an exercise price less than the fair market value of the shares on the date of grant, it must be exercised (if at all) no later than March 15 of the calendar year immediately following the calendar year in which it is first capable of exercise under the PRSOP. The performance criteria are set at the time of grant by the Compensation Committee and are designed to be stretch targets which focus on delivery of high performance and enhancing stockholder value. The criteria for awards made in 2017 were the same criteria as were used for the PRSOP stock option awards and are disclosed under the section on PRSOP.

The performance criteria set in any one year are normally used for both SEU awards and any stock option awards under the PRSOP.

The value of the SEU once vested will be equal to the closing stock price of the Corporation on the date it is cashed. The grants of SEUs are issued on a date set by the Compensation Committee each year. This is usually after the public announcement of the annual financial results. The Committee determines the grant date to be used in advance and the stock price used is typically the closing stock price at the end of the day prior to the agreed grant date.

If participants cease to be employed with the Corporation prior to the end of the vesting period, the SEUs will lapse unless the Compensation Committee determines otherwise.

The SEUs together with the options granted under the CSOP and PRSOP are intended to deliver an overall long-term incentive award in line with the grant policy as detailed below.

Grant Policy

In setting the policy for these plans, the Compensation Committee considers market median practice in both the U.S. and the U.K., given the number of executives who are based in the U.K. The review and analysis of market practice in 2017 indicated that the grant policy was below market levels for both the CEO and Executive Officers, including the NEOs. The Compensation Committee determined, after taking input from their compensation consultant, that based on the market data it was appropriate to increase the grant policy for both the CEO and Executive Officers, including the NEOs. As a result the target amount for grants of PRSOPs and zero priced SEUs as a percentage of base salary increased from 90% to 220% for the CEO and from 55% to 90% for the Executive Officers. The revised grant policy therefore provides for target amounts as follows:

	Grants of CSOPs and SEUs at market price as % of base salary	Grants of PRSOPs and zero priced SEUs as % of base salary
Chief Executive Officer	30%	220%
Executive Officers	20%	90%

The Compensation Committee determines the actual levels of grant utilizing the following matrices taking account of personal performance where:

Rating 1	=	Outstanding performance	-	150% of policy is granted
Rating 2	=	Exceeding expectations	-	125% of policy is granted
Rating 3	=	Good performance	-	100% of policy is granted
Rating 4 or 5	=	Below Expectations	-	No grant is made

The personal rating impacts the amount of actual grant awarded as follows:

Chief Executive Officer			Executive Officers
Performance rating	Grants of CSOPs and market price SEUs as % of base salary	Grants of PRSOPs and zero priced SEUs as % of base salary	Performance rating	Grants of CSOPs and market price SEUs as % of base salary	Grants of PRSOPs and zero priced SEUs as % of base salary
1	45	330	1	30	135
2	37.5	275	2	25	112.5
3	30	220	3	20	90
4	0	0	4	0	0
5	0	0	5	0	0

The performance of the Executive Officers, other than the CEO, is assessed by the CEO and the Compensation Committee. The CEO recommends a rating to the Compensation Committee. The Compensation Committee reviews these and separately assesses the performance of the CEO and makes a final recommendation on performance ratings for all Executive Officers to the full Board for approval. This provides for a rigorous performance-related grant policy, in addition to the performance elements of the grants themselves.

In 2017, Mr. P. Williams was rated as 1 for his 2016 performance and as such was eligible for long-term incentive awards at 150% of the policy levels for this role. In the case of the other NEOs, based on the assessment of their individual performance as approved by the Compensation Committee, Mr. Cleminson, Dr. Boon, Dr. McRobbie and Mr. Watt were eligible for awards at 150% of the policy level.

As previously disclosed, from 2012, 75% of the awards due under the policy will be made in the form of option grants under the CSOP and PRSOP plans, with the remaining 25% made in the form of SEUs. The Compensation Committee have also determined that in order to help manage option utilization rates and burn rates, the level of option grants in any one year should be restricted to a burn rate of no more than 1% of the Corporation’s stock outstanding with the balance of long-term incentives provided for under the policy bridged using SEU’s. In 2017, the level of option grants under the policy was less than 1% of the Corporation’s stock outstanding.

Exceptional Stock Option Awards

The Compensation Committee also has the discretion to grant options or SEUs under the CSOP or PRSOP outside of the stated policy to reflect extraordinary corporate performance. In addition, the Compensation Committee has the discretion to grant options or SEUs under the CSOP or PRSOP outside of the standard policy levels and annual grant process for retention or recruitment purposes. In 2017, following the review of the grant policy, which identified that this had been below market levels, the Compensation Committee recommended that an additional award under the PRSOP plan should be made to the CEO and each of the NEOs in order to recognize that the long-term incentive awards in previous years had been below market and to act as a retention tool. This was approved by the Board and Mr. P. Williams was awarded 25,000 SEUs at zero exercise price under the PRSOP plan, and Mr. Cleminson, Dr. Boon, Mr. Watt and Dr. McRobbie were each awarded 3,000 SEUs at zero price under the PRSOP plan. In each case, the SEUs will vest after two years, subject to the participant still being employed by the Corporation and not under notice of termination of employment on the vesting date and assessed as achieving a good performance in each year from grant date to vesting date.

Additional Long-Term Incentive Plan

The acquisition of the Huntsman EDS business at the end of 2016 represents a major step in the development of the Corporation. At the same time, the Board have recognized the importance of both robust succession planning for the executive officers over the next 3-5 years and retaining the current team during this period. As a result, the Compensation Committee recommended an additional long-term incentive plan designed to focus key executives on delivering a return on the investment on the acquisition, by its successful integration and on the sustained growth of the larger business and, for the senior executives, delivering on the agreed succession plans for the key roles. The new plan was approved by the Board in February 2018. The plan covers a three-year period that commences in January 2018 and will end on December 31, 2020. Under this plan, a cash incentive award will be payable to eligible participants based on achievement of specified performance measures. There are two levels to the plan, Level A and Level B. The performance measures and weightings for Level A participants are:

🌑

40% weighting on the achievement of a stretch Earnings per Share (“EPS”) target for 2020, excluding the Octane Additives business, which would deliver an increase in EPS of over 40%, excluding the Octane Additives business versus the 2017 achieved level

🌑	40% weighting on delivery of the earnings before tax in the acquisition business plan for the EDS acquisition.

🌑	20% weighting on the delivery of the agreed succession plans and associated actions for key roles, as approved by the Board, by end 2020.

The performance measures for Level B participants are the same as for Level A participants excluding the measure relating to delivery of succession plans for key roles. In the case of Level B participants, there are three alternative weighting options for the performance measure as follows:

Performance Measure	Weightings – Option 1	Weightings – Option 2	Weightings – Option 3
Achievement of stretch EPS target	70%	50%	30%
Achievement of earnings before tax target in EDS acquisition business plan	30%	50%	70%

The weighting option for a Level B participant is determined based on their role and responsibilities.

The following levels of each performance measures have to be achieved before awards could vest:

% of Stretch EPS Target, excluding TEL for 2020	% of potential pay-out for EPS measure
100%	100%
95%	80%
90%	60%
Below 90%	0

% of target EBIT for the EDS acquisitions achieved in 2020	% of potential pay-out for acquisition measure
110%	100%
100%	80%
90%	60%
Below 90%	0

Achievement of agreed succession plan measures – assessed by Compensation Committee and scored out of 20	% of Potential Pay-out for Succession Plan Measure
20	100%
19	95%
18	90%
17	85%
16	80%
15	75%
Less than 15	0

Any pay-out for the earnings before tax measure for the EDS acquisition is subject to an overall “floor” set at 75% of the cumulative target earnings before tax over the three years of the plan i.e. 2018, 2019 and 2020. If the cumulative target earnings before tax is less than this floor, then no pay-out will be made for this element, regardless of the actual earnings before tax achieved for 2020.

The maximum aggregate amount payable under the plan during the three-year life of the plan is $15 million. The amount was set at a level which would be an incentive for participants and, by incorporating EPS as a measure, would deliver value to stockholders. Participants have to be still in employment with the Corporation at the end of the period in the same or similar role and must have achieved a minimum of a 3 (Good Performer) performance rating in each year of the plan in order to be eligible to receive any payment under this plan. In exceptional circumstances, the Compensation Committee can, at its absolute discretion, award some or all of any potential payment to a participant who leaves the Corporation prior to the end of the performance period if they leave due to injury, disability, ill-health or death. Eligibility for participation in the plan was at the discretion of the Compensation Committee subject to approval by the Board. Mr. P. Williams, Mr. Cleminson, Dr. Boon, Dr. McRobbie and Mr. Watt are all eligible to participate in the Plan as Level A participants.

There are six categories of participation for Level A participants and five categories for Level B participants. The maximum incentive award for each participant at each category is as follows:

Level A	Maximum Incentive Award Payable	Total number of participants at each level
Category 1	$4,175,000	1
Category 2	$1,350,000	1
Category 3	$1,250,000	1
Category 4	$800,000	2
Category 5	$750,000	1
Category 6	$550,000	2

Level B	Maximum Incentive Award Payable	Total number of participants at each level
Category 1	$500,000	3
Category 2	$300,000	2
Category 3	$275,000	3
Category 4	$250,000	1
Category 5	$200,000	8

In the case of the NEOs, the Compensation Committee determined that Mr. P. Williams was eligible to participate in the Plan at Level A-Category 1, Dr. Boon was eligible to participate in the plan at Level A-Category 2, Mr. Cleminson at Level A-Category 3, Mr. Watt at Level A-Category 4 and Dr. McRobbie at Level A-Category 6

In the event of a change of control of the Corporation, the targets for the measures in additional long-term incentive plan will be deemed to have been fully achieved and participants will receive the maximum incentive award payable as detailed above.

A provision exists which allows for potential claw-back of any payment made under the additional long-term incentive plan to any participant if, within 2 years of any payment made, it is identified that the audited annual financial results need to be materially restated. The additional long-term incentive plan also provides for the potential claw-back of any payment made under such plan to an individual participant if, within 2 years of any payment, the actions of such participant bring the Company into disrepute, as determined by the Compensation Committee, regardless of whether the participant is still employed by the Company or not in that period.

Stock Ownership Guidelines

To further align stockholder and Executive Officer interests, the Corporation has adopted a minimum stockholding requirement for the Executive Officers. The Compensation Committee reviewed this policy in 2014 and benchmarked it against their stated comparator group. As a result, the policy was revised to increase the stock holding requirements for the Executive Officers. With effect from January 1, 2015 the CEO is required to acquire and hold stock valued at the equivalent of four times his base salary and all other Executive Officers are required to acquire and hold stock valued at the equivalent of two times their base salary. Only stock which is registered in the Executive Officer’s name or held beneficially in “street name” on behalf of such Executive Officer are taken into account for these purposes. Unvested equity awards are not taken into account. At the end of 2017, the stockholding of the CEO equated to 11.1 times his year end salary using the average stock price during 2017 of $64.41. The stockholding of each of the other NEOs was also greater than 200% of their year-end salary using the same average stock price for 2017. With effect from January 1, 2015 the Compensation Committee determined that there should also be a similar minimum stockholding requirement for the NEDs. From January 1, 2015, all NEDs are required to acquire and hold stock valued at the equivalent of two times their annual retainer. At the end of 2017, the stockholding for all the NEDs, except Mr. L. Padfield and Mr. D. Landless, was also greater than 200% of the annual retainer. The new levels of stockholding for NEDs and Executive Officers must be reached within five years of appointment or the introduction of this policy, whichever is later, and Mr. L. Padfield and Mr. D. Landless therefore have two and three more years respectively to reach the required level.

Other Benefits and Perquisites

These are provided as appropriate and are set by reference to median market practice. They generally consist of pension arrangements, company car or car allowance, life, disability and medical cover. There are no non-qualified deferred compensation plans. Full details are set out in the table “All Other Compensation”, following the “Summary Compensation Table”.

Post-termination Compensation

Post-termination arrangements vary depending on the nature of the termination event and are designed to be in accordance with U.S. and U.K. market norms, depending on where the executive is based. Full details are set out in the footnotes to the “Post Employment Payments” table.

Employment Agreements

Each of the NEOs has a rolling twelve month employment agreement with the Corporation. Under these agreements, the Corporation can terminate the agreement by giving one year’s notice to the NEO. In the case of Mr. P. Williams, he can terminate the agreement by giving the Corporation one year’s notice, while the other NEOs are required to give the Corporation six months’ notice if they wish to terminate the agreement. The employment agreement for each of the NEOs also includes a “Change of Control” clause. This specifies that, in the event of a change in control of the Corporation, if the Corporation terminates the NEO within twelve months of the change of control, or if the NEO terminates his employment within twelve months for good cause, the NEO will be entitled to a compensation payment. If the Corporation terminates the employment of the NEO during this period, the payment is calculated as twenty four months compensation defined as base salary, bonus at target and any car allowance from the date of notice of termination. If the NEO terminates his employment, the payment is calculated as twenty four months compensation, defined as above, from the date of the change of control. In addition, under the rules of the stock option plans, all options would vest on the change of control. The NEOs are treated in the same way as other employees who hold options under the plans. Change of control is deemed to have occurred if a person or group becomes the beneficial owner of 30% or more of the combined voting power of the Corporation; there is a consolidation or merger and the Corporation is not the surviving Corporation; the stockholders of the Corporation approve plans or proposals for a liquidation or dissolution of the Corporation or, if following a cash offer or merger, the members of the Board cease to constitute a majority of the Board. In addition, under their employment agreement, each of the NEOs, including the CEO and the CFO, is subject to a twelve month non-solicitation period, with respect to customers and employees, and a twelve month non-compete period, from the date their employment with the Corporation ends.

Indemnification Agreements

The Corporation has entered into indemnification agreements with each of the directors and NEOs in furtherance of the indemnification provisions contained in the Corporation’s Certificate of Incorporation and Bylaws, which indemnify the directors and officers of the Corporation to the fullest extent authorized or permitted by law. The indemnification agreements provide for indemnification arising out of specified indemnifiable events, such as events relating to the fact that the indemnitee is or was a director or officer or agent of the Corporation or any subsidiary of the Corporation or is or was a director, officer member, manager, trustee or agent of another entity at the request of the Corporation, including any action or inaction by the indemnitee in such a capacity. The indemnification agreements provide for advancement of expenses prior to final adjudication of the claim. To the extent that indemnification is unavailable, the agreements provide for contribution. The indemnification agreements set forth procedures relating to indemnification claims. The agreements also provide for maintenance of directors’ and officers’ liability insurance.

U.S. Tax Matters

Internal Revenue Code (IRC) Section 162(m) limits the deductibility of annual compensation in excess of $1 million paid to “covered employees” (as defined by the IRC) of the Corporation, unless the compensation satisfied an exception, such as the exception for performance-based compensation. Performance-based compensation generally includes only payments that are contingent on achievement of performance objectives, and excludes fixed or guaranteed payments.

On December 22, 2017, the Tax Cuts and Jobs Act (the Act) was enacted, which, among other things, repealed the performance-based compensation exception and expanded the definition of covered employee. The changes to IRC Section 162(m) are effective for taxable years beginning after December 31, 2017. The Act includes a transition rule so that these changes do not apply to compensation paid pursuant to a “binding written contract” that was in effect on November 2, 2017 and that was not materially modified on or after such date.

Because of the performance-based compensation exception repeal, amounts paid pursuant to a contract effective after November 2, 2017 will not be deductible as performance-based compensation, and the Compensation Committee will not need to consider the requirements of the performance-based compensation exception when considering the design of any such future contracts as part of our compensation program. For amounts paid under contracts in effect on November 2, 2017 that were intended to constitute performance-based compensation, the Compensation Committee will continue to consider the performance-based compensation exception when making determinations of performance under those contracts.

The Act also expands the definition of covered employee. For 2017, our covered employees included the CEO and other NEOs (but not the CFO) who were executive officers as of the last day of our fiscal year. For 2018 and after, our covered employees will generally include anyone who (i) was the CEO or CFO at any time during the year, (ii) was one of the other NEOs who was an executive officer as of the last day of the fiscal year, and (iii) was a covered employee for any previous year after 2016.

As with prior years, although the Compensation Committee will consider deductibility under IRC Section 162(m) with respect to the compensation arrangements for executive officers, deductibility will not be the sole factor used in determining appropriate levels or methods of compensation. Since our compensation objectives may not always be consistent with the requirements for full deductibility, we and our subsidiaries may enter into compensation arrangements under which payments would not be deductible under Section 162(m) if the Compensation Committee believes that it is in the best interest of the Corporation and its stockholders.

In addition, IRC Section 409A imposes restrictions on nonqualified deferred compensation plans. The deferred compensation plans maintained by the Corporation are structured to either be exempt from the requirements of IRC Section 409A or, if not exempt, to satisfy the requirements of IRC Section 409A, and the Corporation has reviewed and, where appropriate, has amended each of its deferred compensation plans to meet the requirements of IRC Section 409A.

COMPENSATION COMMITTEE REPORT

The Compensation Committee assists the Board of Directors in its oversight of the Corporation’s compensation process. The Compensation Committee’s responsibilities are more fully described in its charter, which is accessible on Innospec’s website at www.innospecinc.com/corporate-governance.

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on that review and those discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Corporation’s 2018 Proxy Statement and incorporated by reference into the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017. This report is provided by the following independent directors, who comprise the Compensation Committee.

No portion of this Compensation Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (“Securities Act”) or the Securities Exchange Act of 1934, as amended (“Exchange Act”), through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Corporation specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed to be filed under the Securities Act or the Exchange Act.

THE COMPENSATION COMMITTEE

JOACHIM ROESER, Chair

MILTON C. BLACKMORE

LAWRENCE J. PADFIELD

COMPENSATION TABLES

SUMMARY COMPENSATION TABLE

Name & Principal Position		Salary	Bonus	Stock Awards	Option Awards	Non Equity Incentive Compensation	Change in Pension fund value and other deferred benefits	All Other Compensation	Total
(1)			(2)		(3)	(4)	(5)	(6)
	Year	($)	($)	($)	($)	($)	($)	($)	($)
Patrick S. Williams	2017	1,026,462	-		4,491,214	1,738,800	-	98,655	7,355,131
President and Chief Executive Officer	2016	977,692	243,881		1,091,109	4,428,000	-	95,862	6,836,544
	2015	938,678	-		1,069,072	1,444,561	-	94,667	3,546,978
Ian P Cleminson	2017	319,437	-		545,255	373,004	-	88,457	1,326,153
Executive Vice President and Chief Financial Officer	2016	293,204	113,134		193,011	1,096,981	-	80,898	1,777,228
	2015	283,466	-		243,273	238,170	-	78,906	843,815
Philip J. Boon	2017	349,647	-		584,094	295,240	-131,907	99,601	1,196,675
Executive Vice President, and Chief Operating Officer	2016	322,752	131,791		218,685	1,298,985	354,472	89,791	2,416,476
	2015	270,438	-		1,205,972	206,180	-6,899	78,869	1,754,560
Brian R. Watt	2017	252,717	-		479,072	298,810	-	77,122	1,107,721
Senior Vice President, Corporate Development and Investor Relations	2016	234,351	63,731		185,123	703,356	-	68,424	1,254,985
	2015	226,074	-		191,867	190,364	-	68,472	676,777
Ian M. McRobbie	2017	237,352	-		474,100	274,287	-6,954	75,656	1,054,441
Senior Vice President, Research and Technology	2016	230,621	53,731		153,045	698,930	146,875	66,174	1,349,376
	2015	224,815	-		193,091	188,862	5,389	64,981	677,138

Footnotes to “Summary Compensation Table”:

1.	Mr. P. Williams is paid in U.S. dollars. All the other NEOs above are paid in GB Pounds Sterling. For the purposes of the “Summary Compensation Table”, a GB Pound Sterling to U.S. Dollar exchange rate of 1.2910 is used for 2015, 2016 and 2017, being the average exchange rate for 2017.

2.	As noted in the Compensation Disclosure and Analysis, in 2016 the Corporation awarded one time/non-recurring additional exceptional bonus awards to a number of employees following the successful acquisition of the EDS business from Huntsman and in recognition of the significant improvement in stockholder value. As a result, each of the Named Executive Officers were awarded an additional discretionary bonus, the amounts of which are detailed under Bonus in the summary compensation table above.

3.

The value of the option awards for all Executive Officers listed above includes the grant date fair value of options awarded under the CSOP and PRSOP and the grant date fair value of any SEUs awarded in lieu of stock option awards in line with the stated grant policy. In the case of Dr. McRobbie, 100% of the award was in the form of SEUs. The value of the option awards and SEUs are determined using the number of options and SEUs awarded and the grant date fair value for each option or SEU award made in the year. The grant date fair values on Corporation stock options are calculated using the Black-Scholes model, with reference to the underlying stock price, option exercise price, volatility of the Corporation’s stock price, risk free rate and expected dividend yield. For options with additional characteristics, such as vesting criteria linked to stock market indices or stock price performance, a Monte Carlo simulation is used to model the range of potential outcomes. For further information on the assumptions underlying these grant date fair values refer to Note 17 of the Consolidated Financial Statements contained in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2017. For each Executive Officer, the value of the SEUs included in the total amount disclosed for 2017 under option awards is detailed below:

Name	Value of SEUs included under option awards	Proportion of value of SEUs relating to market price SEUs	Proportion of value of SEUs relating to zero price SEUs
Mr. Patrick S. Williams	$2,339,167	1.1%	98.9%
Mr. Ian P. Cleminson	$278,387	2.7%	97.3%
Dr. Philip J. Boon	$291,981	1.9%	98.1%
Mr. Brian R. Watt	$265,760	1.5%	98.5%
Dr. Ian M. McRobbie	$474,100	3.4%	96.6%

4.	The Non-Equity Incentive Compensation for all Executive Officers listed above relates to incentive compensation earned for the stated year under the MICP and, in the case of 2016, the Additional Exceptional Long-Term Incentive Plan (“2014 LTIP”). For each Executive Officer, the separate amounts earned under the MICP and the 2014 LTIP in 2016 are detailed below:

Name	Incentive Compensation earned under the MICP in 2016	Incentive Compensation earned in 2016 under the 2014 LTIP
Mr. Patrick S. Williams	$1,548,000	$2,880,000
Mr. Ian P. Cleminson	$335,126	$780,000
Dr. Philip J. Boon	$294,954	$1,020,000
Mr. Brian R. Watt	$267,858	$450,000
Dr. Ian M. McRobbie	$263,180	$450,000

5.	Dr. Boon and Dr. McRobbie were members of a defined benefit (final salary) pension plan, the Innospec Limited Defined Benefit Pension Plan (the “Pension Plan”) until March 31, 2010 when the Pension Plan closed to future service accrual. Under the Pension Plan, Dr. Boon and Dr. McRobbie have the right to receive a pension on retirement of 1/57 of their pensionable salary for each year of service. In the case of Dr. Boon, the amount of his annual salary which is defined as pensionable under this Pension Plan was capped and at the time the Pension Plan closed, this cap was set at $172,090. Salary in excess of this is not pensionable. Dr. McRobbie was not subject to the cap on pensionable salary as he joined the Pension Plan prior to the introduction of the cap. As a result, Dr. McRobbie’s pensionable salary was his full base salary at the time the Pension Plan closed. The values stated under the change in pension value and other deferred benefits relate to the increase in the qualified pensions in the Pension Plan only. There are no non-qualified pension benefits for the NEOs.

6.	The amounts reflected under “All Other Compensation” for 2017 are identified in the “All Other Compensation” table below. In general, any perquisites provided for any of the NEOs are generally available on a non-discriminatory basis to all employees in that business unit. Other than where specified below, where any perquisites and personal benefits are provided to a NEO which are not generally available on a non-discriminatory basis to all employees in that business unit, their total value for any NEO was less than $10,000 in the year ended December 31, 2017.

ALL OTHER COMPENSATION

		Car Allowance	Leased Car Costs	Pension Allowance	Pension Contribution	Healthcare	Insurances	Other	Total
		(1)	(1)	(2)	(3)	(4)	(4)	(5)
		($)	($)	($)	($)	($)	($)	($)	($)
Mr. Patrick S. Williams
President and Chief Executive Officer	2017	0	0	9,518	56,726	24,877	0	7,535	98,655
Mr. Ian P. Cleminson
Executive Vice President and Chief Financial Officer	2017	17,622	0	63,889	0	2,022	4,924	0	88,457
Dr. Philip J. Boon
Executive Vice President, and Chief Operating Officer	2017	17,622	0	69,931	0	2,022	7,127	2,899	99,601
Mr. Brian R. Watt
Senior Vice President, Corporate Development and Investor Relations	2017	0	16,594	50,544	2,868	2,022	5,094	0	77,122
Dr. Ian M. McRobbie
Senior Vice President, Research and Technology	2017	17,622	0	47,470	0	1,617	8,947	0	75,656

Footnotes to “All Other Compensation” table:

(1)	Executive Officers based in the U.K. are entitled to a leased company car or an allowance in lieu of a car. The allowance is set at £13,650 ($17,622) per annum. Mr. Cleminson, Dr. Boon and Dr. McRobbie all elected to receive the allowance in 2017. Mr. Watt elected to take a leased car in 2017 and the value of the lease and associated costs is shown under “Lease Car Costs” in the “All Other Compensation” table.

(2)	For U.K. based Executive Officers, where pensionable salary is subject to a cap, Executive Officers receive a salary supplement of 20% in lieu of pension for any salary above the pensions cap. Any supplement paid is taxable. For 2017, the pensions cap was set at $172,090. From May 2013, Dr. McRobbie did not participate in any pension plan due to U.K. government limits on total pension provision, and as a result received a salary supplement of 20% of his base salary in lieu of any pension provision. Dr. Boon, Mr. Cleminson and Mr. Watt also did not participate in any pension plan for the same reason from April 2014, in the case of Dr. Boon and from April 2016 in the case of Mr. Cleminson and Mr. Watt. As a result they also received a salary supplement of 20% of their base salary in lieu of any pension provision from the date they ceased to participate in any pension plan. In the case of Mr. P. Williams, there is a limit set by the IRS for the amount that can be paid into a qualified 401(k) plan. As a result, consistent with the approach for all impacted employees, Mr. P. Williams received a payment equal to the excess amount over this limit that otherwise would have been paid into the 401(k) plan by the company. The amount paid to individuals is detailed under “Pension Allowance” in the “All Other Compensation” table.

(3)	The Corporation also provides a number of defined contribution pension plans for employees. The amount paid into these plans in 2017 for the NEOs is detailed above under “Pension Contribution” in the “All Other Compensation” table. In the case of Mr. Cleminson, Dr. McRobbie and Dr. Boon, no contributions were paid into a pension plan in 2017, due to limits on pension provision set by the U.K. government and in the case of Mr. Watt, no contributions were paid into a pension plan from March 2017 for the same reason.

(4)

The NEOs are eligible for healthcare insurance and life and disability insurance through programs which are available to substantively the majority of salaried employees in the relevant business unit. The cost of these insurances is detailed under “Healthcare” and “Insurances”, respectively, in the “All Other Compensation” table. In the case of Mr. P. Williams, life and disability insurance is provided as part of the healthcare insurance and so is included in the figure under “Healthcare”.

(5)	Mr. P. Williams and Dr. Boon receive payments of $6,435 and $2,899, respectively, relating to 50% of the cost of a country/golf club membership. Mr. P. Williams is also provided with home internet service to allow him to work from home to the value of $1,100.

Employment Agreements

Each of the NEOs has a rolling twelve-month employment agreement with the Corporation. Under these agreements, the Corporation can terminate the agreement by giving one year’s notice to the NEO. In the case of Mr. P. Williams, he can terminate the agreement by giving the Corporation one year’s notice, while the other NEOs are required to give the Corporation six months’ notice if they wish to terminate the agreement. The employment agreement for each of the NEOs also includes a “Change of Control” clause which is described in more detail in the narrative following the “Post Employment Payments” table.

In addition, under the employment agreement, Mr. P. Williams is entitled to a target bonus under the MICP of 75% of his base salary, with a potential maximum MICP bonus of 172.5%. All other NEOs have a MICP target bonus of 50% with a potential maximum of 115% of base salary. Each NEO is also entitled to participate in long-term incentive plans which have been described in more detail, including grant policy for different NEOs, in the Compensation Discussion and Analysis section, above.

Each NEO is also able to participate in the pension arrangements relevant for the business unit and country where they are based. In the case of Mr. P. Williams, he participates in a Defined Contribution plan in line with other U.S. based employees and details of the amount paid into the plan are provided in the “Summary Compensation Table”. As noted in the “Summary Compensation Table”, Dr. Boon and Dr. McRobbie were able to participate in the Innospec Limited Defined Benefit Pension Plan until its closure to future service accrual on March 31, 2010 and this is described more fully in the narrative following the Pension Benefit table on page 66. Mr. Watt participated in a defined contribution plan in line with other U.K. based employees. Mr. Cleminson, Dr. Boon and Dr. McRobbie also participated in this scheme from April 2010 and details of the amounts paid into this plan are provided in the “All Other Compensation” table.

The employment agreements for each NEO also provide medical insurance and life and disability insurance through programs which are available to the majority of salaried employees in the relevant part of the business unit. The costs of these insurances are provided in the footnotes to the “All Other Compensation” table.

In addition, under their employment agreement, each of the NEOs, including the CEO and the CFO, is subject to a twelve month non-solicitation period, with respect to customers and employees, and a twelve month non-compete period, from the date their employment with the Corporation ends.

Pay Ratio Disclosure

In line with the SEC disclosure requirements, the Corporation has determined the ratio of the total annual compensation of Mr. P. Williams, CEO, to the total annual compensation of the median employee for 2017, the last completed fiscal year.

In 2017, the total annual compensation of the CEO was $7,355,131. The total annual compensation of the median employee was $97,275. As a result, for 2017, the ratio of the CEO’s total annual compensation to the total annual compensation of the median employee was approximately 76 to 1.

The median employee was identified by examining compensation information derived from payroll records for all employees, excluding the CEO, who were employed by the Corporation on November 1 2017. As of such date, the Corporation employed approximately 1915 people, with 680 of these employees located in the United States and 1235 located outside the United States. All employees were included, whether employed on a full-time, part-time, temporary or seasonal basis. In identifying the median employee, the Corporation selected actual cash compensation for the 12 month period ending December 31 2016 as the most appropriate measure of compensation, as there has been no change in the employee population or compensation arrangements that would have resulted in a significant change in the pay distribution to the workforce. Cash compensation was defined as base salary (for salaried employees), wages (for hourly employees), bonus and incentive payments earned in 2016, and any cash allowances including shift allowance, car allowance and responsibility allowance, but excluding any payments relating to stock based incentives. In the cases where an individual was employed on November 1 2017, but had not been employed in 2016, the 2016 compensation of an employee in a similar role and location was used as an estimate. In the cases where a full time or part time permanent employee was not employed by the Corporation for all of 2016, the compensation was annualized. Compensation was not annualized for any temporary or seasonal workers. This measure was consistently applied to all employees included in the calculation.

To determine the annual total compensation of the CEO, we used the amount reported in the “Total” column of the Summary Compensation Table in this Proxy Statement, which includes salary, stock and option awards, bonus, change in pension value, and all other compensation. The median employee’s total annual compensation for 2017 was calculated in accordance with the same requirements applicable to the CEO’s compensation as reported in the Summary Compensation Table and that number was used to calculate the ratio of the CEO’s pay to that of the median employee.

The SEC rules requiring pay ratio disclosure allow companies to exercise a significant amount of flexibility in making the determination as to who is the median employee and do not mandate that each company use the same method. We believe that the pay ratio information above is a reasonable estimate calculated in a manner consistent with the SEC rules. However, the total annual compensation of our median employee is unique to that person and is not necessarily a good indicator of the total annual compensation of any of the other employees of the Corporation, and it is not comparable to the annual total compensation of employees at other companies. Similarly, we would not expect that the ratio of the CEO’s total annual compensation to that of the median employee to be a number that can be compared to the ratio determined by other companies in any meaningful fashion.

GRANTS OF PLAN-BASED AWARDS IN FISCAL 2017

Name and Principal Position		Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Plan Awards			All other Stock Awards: No. of Securities, Shares of stock or units	All other Options Awards: No. of Securities underlying options	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards
			Threshold	Target	Maximum	Threshold	Target	Maximum
			($)	($)	($)	($)	($)	($)			($)	($)
Mr. Patrick S. Williams President and Chief Executive Officer	(1)	02/21/17	-	-	-	705,421	1,390,095	2,074,769	-	-	-	-
	(2)	02/21/17	-	-	-	-	-	-	-	1,530	70.60	25,765
	(3)	02/21/17	-	-	-	235,161	463,406	691,651	-	-	-	-
	(4)	-	340,200	750,000	1,738,800	-	-	-	-	-	-	-
	(5)	02/21/17	-	-	-	-	-	-	-	4,589	70.60	77,279
	(3)	02/22/17	-	-	-	1,621,750	1,621,750	1,621,750	-	-	-	-
Mr. Ian P. Cleminson Executive Vice President and Chief Financial Officer	(1)	02/21/17	-	-	-	85,542	168,568	251,594	-	-	-	-
	(2)	02/21/17	-	-	-	-	-	-	-	302	70.60	5,086
	(3)	02/21/17	-	-	-	28,528	56,217	83,906	-	-	-	-
	(4)	-	72,979	162,176	373,004	-	-	-	-	-	-	-
	(5)	02/21/17	-	-	-	-	-	-	-	907	70.60	15,274
	(3)	02/22/17	-	-	-	194,610	194,610	194,610	-	-	-	-
Dr. Philip J. Boon Executive Vice President and Chief Operating Officer	(1)	02/21/17	-	-	-	93,633	184,512	275,391	-	-	-	-
	(2)	02/21/17	-	-	-	-	-	-	-	331	70.60	5,574
	(3)	02/21/17	-	-	-	31,211	61,504	91,797	-	-	-	-
	(4)	-	79,880	177,512	408,278	-	-	-	-	-	-	-
	(5)	02/21/17	-	-	-	-	-	-	-	993	70.60	16,722
	(3)	02/22/17	-	-	-	194,610	194,610	194,610	-	-	-	-
Mr. Brian R. Watt Senior Vice President, Corporate Development and Investor Relations	(1)	02/21/17	-	-	-	68,375	134,739	201,102	-	-	-	-
	(2)	02/21/17	-	-	-	-	-	-	-	242	70.60	4,075
	(3)	02/21/17	-	-	-	60,342	44,940	67,075	-	-	-	-
	(4)	-	58,463	129,917	298,811	-	-	-	-	-	-	-
	(5)	02/21/17	-	-	-	-	-	-	-	725	70.60	12,209
	(3)	02/22/17	-	-	-	194,610	194,610	194,610	-	-	-	-
Dr. Ian M. McRobbie Senior Vice President, Research and Technology	(1)	02/21/17	-	-	-	-	-	-	-	-	-	-
	(2)	02/21/17	-	-	-	-	-	-	-	950	70.60	15,998
	(3)	02/21/17	-	-	-	89,587	176,540	263,492	-	-	-	-
	(4)		53,664	119,255	274,287				-	-	-	-
	(3)	02/22/17	-	-	-	194,610	194,610	194,610	-	-	-	-

Footnotes to “Grants of Plan-Based Awards” table:

(1)	Options issued under the PRSOP
(2)	SEUs issued under the CSOP
(3)	SEUs issued under the PRSOP
(4)	Estimated pay-outs under the MICP
(5)	Options issued under the CSOP

🌑	Details of the grant policy and performance criteria for the awards made in 2017 are covered earlier in the Compensation Discussion and Analysis.

🌑	The “Grants of Plan-Based Awards” table details awards made under the following plans:

The CSOP. Options are granted at market value and become exercisable normally after three years, with all options vesting at the end of this period. Cash based awards are also made in the form of SEUs which can be cashed after three years, assuming the NEO remains employed by the Corporation. The SEU awards are detailed under “All Other Option Awards” in the rows labelled (2) in the table. On cashing the SEU award, the NEO receives a payment for each SEU equal to the market stock price of the Corporation at that time less the market stock price at time of grant. The CSOP awards are detailed under “All Other Option Awards” in the rows labelled (5). The grant date fair value for the option awards and SEUs under the CSOP has been determined using the fair value of the Corporation’s stock on the date of grant.

The PRSOP. Options are granted at zero cost, i.e. with an exercise price of zero and become exercisable after a minimum of two years but normally after three years, provided that specified performance criteria are achieved as set by the Compensation Committee. All options have a ten-year term and once options vest, the recipient has the right to exercise them at any time prior to their expiration date. Under the Plan, cash based awards are also made in the form of SEUs. SEUs are also granted at zero cost and become exercisable after a minimum of two years but normally after three years, subject to achievement of performance criteria set by the Compensation Committee. All SEUs have a ten-year term and once the SEUs vest, the recipient has the right to exercise them at any time prior to their expiration date. However, if option awards or SEUs under the PRSOP are granted to a participant who is or would otherwise be subject to Section 409A of the Code, with an exercise price less than the fair market value of the shares on the date of grant, it must be exercised (if at all) no later than March 15 of the calendar year immediately following the calendar year in which it is first capable of exercise under the PRSOP. The SEU awards are detailed under “Estimated Future Pay-outs under Equity Incentive Plan Awards” in the row under the grant date labelled (3) in the table above and the PRSOP option awards are also detailed under “Estimated Future pay-outs under Equity Plan Awards” in the row labelled (1). In 2017, the relative weighting and performance criteria for both options and SEUs were set as:

🌑	35% weighting on the relative performance of the Corporation’s Total Shareholder Return (“TSR”) versus the Russell 2000 Total Return Index (“Index”). The threshold level is set at 70% of the Index performance over three years, in which case 60% of the options and SEUs will vest. The target level is set at 90% of the Index performance, in which case 80% of the options and SEUs will vest and the maximum level is set at 110% of the Index performance in which case all the granted options and SEUs will vest.

🌑	30% weighting on the compound increase per annum in sales revenue, excluding the Octane Additives business. The threshold level is set at a total growth of 4% versus the 2017 budget figure, in which case 20% of the options and SEUs will vest. The target level is set at a total growth of 6% versus the 2017 budget figure, in which case 60% of the options and SEUs will vest and the maximum level is set at a total growth of 8% versus the 2017 budget figure, in which case all the granted options and SEUs will vest.

🌑	35% weighting on the compound increase per annum in earnings per share (“EPS”), excluding the Octane Additives business. The threshold level is set at a total growth of 1% versus the 2017 budget figure, in which case 20% of the options and SEUs will vest. The target level is set at a total growth of 2% versus the 2017 budget figure, in which case 60% of the options and SEUs will vest and the maximum level is set at a total growth of 3% versus the 2017 budget figure in which case all the granted options and SEUs will vest.

In addition, in 2017, Mr. P. Williams was awarded 25,000 SEUs under the PRSOP and Mr. Cleminson, Dr. Boon, Mr. Watt and Dr. McRobbie were each awarded 3,000 SEUs under the PRSOP plan. In each case, the SEUs will vest after two years, subject to the participant still being employed by the Corporation and not under notice of termination of employment on the vesting date and assessed as achieving a good performance in each year from grant date to vesting date. In the case of these options, the threshold, target and maximum levels have all been set such that all the granted SEUs will vest as that is the outcome that the Compensation Committee expects.

The estimated future pay-outs for the PRSOP options and SEU awards have been valued using the grant date fair value for the awards.

MICP. Payment under the MICP is based on achievement of pre-determined financial goals and personal objectives set by the Board each year. The threshold level is set at 90% achievement of the financial goals and the target payment is earned for 100% achievement of the financial goals. The maximum payment is earned for 130% achievement of the financial goals. The potential awards for 2017 are detailed in the table in the row under the grant date heading labelled (4). As this is an annual non-equity incentive plan, there is no grant date for this award.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END 2017

			Option Awards						Stock Awards
Name and Principal Position			Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plans Awards: Number of Securities Underlying Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
						($)			($)	($)	($)
Mr. Patrick S. Williams	(1)	(8)		2,268		43.95	02/23/25
President and Chief	(1)	(9)		2,347		44.18	02/22/26
Executive Officer	(1)	(11)		1,530		70.60	02/21/27
	(2)	(8)		6,805		43.95	02/23/25
	(2)	(9)		7,040		44.18	02/22/26
	(2)	(11)		4,589		70.60	02/21/27
	(3)	(8)			5,444	0.00	02/23/25
	(3)	(9)			5,350	0.00	02/22/26
	(3)	(10)			25,000	0.00	02/22/27
	(3)	(11)			7,517	0.00	02/21/27
	(4)	(8)			16,331	0.00	02/23/25
	(4)	(9)			16,051	0.00	02/22/26
	(4)	(11)			20,865	0.00	02/21/27
Mr. Ian P. Cleminson	(1)	(8)		558		43.95	02/23/25
Executive Vice President	(1)	(9)		450		44.18	02/22/26
and Chief Financial Officer	(1)	(11)		302		70.60	02/21/27
	(2)	(8)		1,677		43.95	02/23/25
	(2)	(9)		1,349		44.18	02/22/26
	(2)	(11)		529		70.60	02/21/27
	(2)	(11)		378		70.60	02/21/27
	(3)	(8)			1,230	0.00	02/23/25
	(3)	(9)			939	0.00	02/22/26
	(3)	(10)			3,000	0.00	02/22/27
	(3)	(11)			912	0.00	02/21/27
	(4)	(8)			3,688	0.00	02/23/25
	(4)	(9)			2,820	0.00	02/22/26
	(4)	(11)			2,530	0.00	02/21/27
Dr. Philip J. Boon	(1)	(7)	511			46.03	02/14/24
Executive Vice President	(1)	(8)		427		44.18	02/23/25
and Chief Operating Officer	(1)	(9)		510		44.18	02/22/26
	(1)	(11)		331		70.60	02/21/27
	(2)	(8)		776		43.95	02/23/25
	(2)	(8)		506		43.95	02/23/25
	(2)	(9)		1,528		44.18	02/22/26
	(2)	(11)		993		70.60	02/21/27
	(3)	(7)	1,054			0.00	02/14/24
	(3)	(8)			940	0.00	02/23/25
	(3)	(9)			1,065	0.00	02/22/26
	(3)	(10)			3,000	0.00	02/22/27
	(3)	(11)			998	0.00	02/21/27
	(4)	(8)			2,819	0.00	02/23/25
	(4)	(12)			6,000	0.00	11/01/25
	(4)	(13)			6,000	0.00	11/01/25
	(4)	(14)			8,000	0.00	11/01/25
	(4)	(9)			3,194	0.00	02/22/26
	(4)	(11)			2,770	0.00	02/21/27
	(5)	(12)	881			33.93	05/15/18

			Option Awards						Stock Awards
Name and Principal Position			Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plans Awards: Number of Securities Underlying Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
						($)			($)	($)	($)
Mr. Brian R. Watt	(1)	(6)	429			41.31	02/20/23
Senior Vice President,	(1)	(7)	441			46.03	02/14/24
Corporate Development	(1)	(8)		441		43.95	02/23/25
and Investor Relations	(1)	(9)		431		44.18	02/22/26
	(1)	(11)		242		70.60	02/21/27
	(2)	(6)	1,286			41.31	02/20/23
	(2)	(7)	283			46.03	02/14/24
	(2)	(7)	1,038			46.03	02/14/24
	(2)	(8)		1,322		43.95	02/23/25
	(2)	(9)		702		44.18	02/22/26
	(2)	(9)		592		44.18	02/22/26
	(2)	(11)		725		70.60	02/21/27
	(3)	(7)	908			0.00	02/14/24
	(3)	(8)			970	0.00	02/23/25
	(3)	(9)			901	0.00	02/21/26
	(3)	(10)			3,000	0.00	02/22/27
	(3)	(11)			729	0.00	02/21/27
	(4)	(6)	3,537			0.00	02/23/23
	(4)	(8)			2,909	0.00	02/23/25
	(4)	(9)			2,704	0.00	02/22/26
	(4)	(11)			2,022	0.00	02/21/27
Dr. Ian M. McRobbie	(1)	(6)	1,768			41.31	02/20/23
Senior Vice President,	(1)	(7)	1,782			46.03	02/14/24
Research and Technology	(1)	(8)		1,774		43.95	02/23/25
	(1)	(9)		1,426		44.18	02/22/26
	(1)	(11)		950		70.60	02/21/27
	(3)	(6)	4,861			0.00	02/20/23
	(3)	(7)	3,675			0.00	02/14/24
	(3)	(8)			3,903	0.00	02/23/25
	(3)	(9)			2,981	0.00	02/22/26
	(3)	(10)			3,000	0.00	02/22/27
	(3)	(11)			2,864	0.00	02/21/27
	(5)	(12)	881			33.93	05/15/18

Footnotes to “Outstanding Equity Awards at Fiscal Year End 2017” table:

(1)	SEUs issued under the CSOP. These are detailed in the columns headed “Number of Securities Underlying Un-Exercised Options”
(2)	Options issued under the CSOP. These are detailed in the columns headed “Number of Securities Underlying Un-Exercised Options”
(3)	SEUs issued under the PRSOP. SEUs under the PRSOP which are not exercisable are detailed in the column headed “Equity Incentive Plans Awards” and those which are exercisable are detailed in the column headed “Number of Securities Underlying Un-Exercised Options Exercisable”
(4)	Options issued under the PRSOP. Option awards under the PRSOP which are not exercisable are detailed in the column headed “Equity Incentive Plan Awards” and those which are exercisable are detailed in the column headed “Number of Securities Underlying Un-Exercised Options Exercisable”
(5)	Options issued under the ShareSave plan. These are detailed in the columns headed “Number of Securities Underlying Un-Exercised Options”
(6)	Options and SEUs vested on February 20, 2016
(7)	Options and SEUs vested on February 14, 2017
(8)	Options and SEUs vested on February 23, 2018
(9)	Options and SEUs have vesting date of February 22, 2019
(10)	SEUs were granted in February 2017 and have a vesting date of February 22, 2019
(11)	Options and SEUs have vesting date of February 21, 2020

(12)	Options vested on November 15 2017
(13)	Options have vesting date of November 1, 2018
(14)	Options have vesting date of November 1, 2019
(15)	Options have vesting date of November 1, 2020

With respect to non-vested or unearned performance based stock options and SEUs, the number of shares reported in the table is based on the performance achieved for each performance goals in the previous fiscal year (2017), except where performance was below the threshold level, in which case the number of shares and SEUs reported is based on the threshold level, as detailed below:

🌑	For those options and SEUs which expire in February 2026, relative performance of 100% for TSR versus the Russell 2000, and 3% increase in EPS, excluding Octane Additives, per annum; increases in gross revenue, excluding Octane Additives, were less than the threshold level.
🌑	For those options and SEUs which expire in February 2027, 3% increase in EPS, excluding Octane Additives per annum: relative performance versus the Russell 2000 was less than the threshold level: and increases in gross revenue, excluding Octane Additives were less than the threshold level.

In the case of the options and SEUs which expire in February 2025, the number of shares reported is based on achieving the maximum performance of 2% increase in TSR per annum, the maximum performance of 3% increase in EPS, excluding Octane Additives per annum and achieving a growth in gross revenue, excluding Octane Additives, per annum which delivers 44% of the options and SEUs aligned to this measure as these options and SEUs vest in February 2018 and this is the expected outcome.

The number of shares reported for Dr. Boon in the case of those which vest in November 2018, November 2019 and November 2020 is based on the full achievement of the performance measures as this is the expected outcome. The number of SEUs reported for Mr. P. Williams and each of the NEOs in the case of those granted in February 2017 and which vest in February 2019 are based on the full achievement of the performance measures as this is the expected outcome.

The market value of any shares which have not vested is calculated using the year end stock price of $70.60, as an indication.

OPTION EXERCISES AND STOCK VESTED DURING FISCAL 2017

The following table provides information for the NEOs on exercises of stock option and cash based awards (SEUs) and matching stock which transferred to the NEOs during the fiscal year 2017, including the number of shares or SEUs acquired on exercise or transfer and the value realized.

Name and Principal Position		Option Awards		Stock Awards
		Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Exercise
			($)		($)

Mr. Patrick S. Williams		-	-	-	-
President and Chief	(1)	4,674	292,125	-	-
Executive Officer	(2)	2,078	34,225	-	-
	(3)	6,232	102,828	-	-
	(4)	14,023	876,858	-	-

Mr. Ian P. Cleminson		-	-	-	-
Executive Vice President and	(3)	1,684	41,898	-	-
Chief Financial Officer	(4)	3,473	246,270	-	-
	(2)	561	13,784	-	-
	(1)	1,158	81,755	-	-
	(5)	881	33,152	-	-

Dr. Philip J. Boon		-	-	-	-
Executive Vice President and	(3)	287	4,870	-	-
Chief Operating Officer	(3)	1,247	21,162	-	-
	(4)	3,163	199,269	-	-
	(2)	507	10,769
	(1)	1,395	87,257	-	-

Mr. Brian R. Watt	(6)	-	-	315	19,609
Senior Vice President,	(4)	2,726	169,448	-	-
Corporate Development & Investor Relations	(5)	881	31,927	-	-

Dr. Ian M. McRobbie		-	-	-	-
Senior Vice President,		-	-	-	-
Research and Technology		-	-	-	-

Footnotes to the “Option Exercises and Stock Vested during Fiscal 2017” table:

(1)	SEUs exercised which were issued under the PRSOP
(2)	SEUs exercised which were issued under the CSOP
(3)	Options exercised which were issued under the CSOP
(4)	Options exercised which were issued under the PRSOP
(5)	Options exercised which were issued under the ShareSave Plan
(6)	Transfer of awards of matching stock issued under the Co-Investment Plan

The aggregate dollar amount realized on exercise of option awards, SEUs and matching shares was computed by calculating the closing price of all underlying common stock on the date of exercise or transfer, less the exercise price of the option, multiplied by the number of shares underlying the options or SEUs exercised or stock transferred.

PENSION BENEFIT

Name and Principal Position	Plan Name	Number of years credited service at March 31, 2010	Present Value of Accumulated Benefits	Payments During Last Fiscal Year
			$	$

Dr. I. McRobbie Senior Vice President, Research and Technology	Innospec Limited Pension Plan	10.25	1,025,202	47,573

Dr. P. Boon Executive Vice President, and Chief Operating Officer	Innospec Limited Pension Plan	16.688	0	1,403,859

Footnotes to “Pension Benefit” table:

🌑	The Corporation operated the Innospec Limited Pension Plan (“Pension Plan”) for relevant employees based in the U.K. The Pension Plan was available to all employees in the U.K., but closed to future service accrual for all members on March 31, 2010. Dr. McRobbie and Dr. Boon were members of this Pension Plan on that date. The Corporation does not participate in any other defined benefit pension arrangements in respect of any of the NEOs. The Defined Benefit Pension table therefore covers the Pension Plan only.

🌑	The number of years of credited service is based on service to March 31, 2010, when the Pension Plan closed to future service accrual.

🌑	The Pension Plan provides a pension on retirement of 1/57 of pensionable salary for each year of service. The amount of annual salary which is defined as pensionable under the Pension Plan is capped and at the time the plan closed, this cap was set at $172,090. In the case of Dr. Boon salary in excess of this was not pensionable. Dr. McRobbie was also a member of this Pension Plan but is not subject to the cap on pensionable salary as he joined the Pension Plan prior to the introduction of the cap. As a result, Dr. McRobbie’s pensionable salary was his full base salary.

🌑	Pensionable salary under the Pension Plan is defined as base salary only, up to the pensions cap where relevant. Any bonus payments, incentive payments or supplementary payments are not treated as pensionable.

🌑	Under the rules of the Pension Plan, normal retirement age is 65 although members can retire at 60 without an actuarial reduction. Retirement between the ages of 55 and 60 is permitted, but the pension payable is reduced by an amount determined by the actuarial advisors to the Trustees of the Pension Plan. If a member of the Pension Plan is made redundant by the Corporation and is already aged 50 or over, then, under the rules of the Pension Plan, they are able to take their pension immediately without any actuarial reduction. If, however, a member was under 50 at the time of severance, they would be entitled to unreduced pension benefits from age 55. From April 2010, the minimum age from which pension benefits can be paid increased to 55 (with the exception of certain members protected under U.K. pension legislation). Dr. Boon and Dr. McRobbie are classed as protected members and are therefore unaffected by the change in April 2010. Any benefit paid would be in the normal form payable by the Pension Plan, namely a monthly pension with an option to surrender part of this pension for a tax free lump sum, in line with U.K. tax regulations.

🌑	If an individual chooses to transfer benefits into the Pension Plan from another plan, they will be provided with a service credit in lieu of the transferred in benefits. The amount of service credit given is calculated by the actuaries on behalf of the Trustees of the Pension Plan and is designed to be cost neutral to the Pension Plan. The right to transfer is subject to the approval of the Trustees of the Pension Plan, who have determined that with effect from April 1, 2010 no further transfers in will be accepted following the closure of the Pension Plan to future service accrual.

🌑	Dr. Boon joined the Pension Plan on June 21, 1997 and received a service credit of 4.021 years in lieu of transferred in benefits, which gave a total credited service in the Plan at March 31, 2010 of 16.668 years. Dr. Boon transferred his benefits out of the Plan during 2017 and an amount of $1,403,859 was paid in respect of the value of his benefits in the Plan. As a result, Dr. Boon does not have any further benefits due under the Plan. Dr. McRobbie joined the Pension Plan on January 1, 2002 and received a service credit of 2.000 years in lieu of transferred in benefits from another plan. This is included in the total credited service in the table and equates to $200,039 of additional present value accumulated benefit which is included in the total “Present Value of Accumulated Benefit” in the table above.

🌑	The Corporation does not provide any non-qualified deferred compensation programs.

🌑	The present value of accumulated benefits as at December 31, 2017 has been calculated using the following principal assumptions:

Discount rate	2.56% per annum

Post retirement pension increases	2.20% per annum based on CPI on pensions in excess of the Guaranteed Minimum Pension (GMP). GMP is assumed to increase in line with statutory requirements.

Pre-retirement decrements	Individuals are assumed to remain in service and retire at the earliest age at which they can take their full pension benefits unreduced in normal health and circumstances, except for Dr. McRobbie who has already started to take his pension benefits from the Pension Plan.

Post retirement mortality	Self-Administered Pension Schemes (“SAPS”) Series 2 All Pensioners (Amounts) tables with a multiplier of 98% for males and 96% for females. The calculations also include allowance for improvements to mortality rates in the future in line with “CMI 2016 core projection” from 2007 onwards with a long term trend rate of 1.5% per annum.

Commutation	At retirement, individuals are assumed to commute 20% of their benefits in exchange for a cash lump sum based on the current factors in force, except for Dr. McRobbie who chose not to commute any of his benefits at the time he started to take them from the Pension Plan.

POST EMPLOYMENT PAYMENTS

The following table quantifies the potential payments upon termination or change of control that any of our NEOs would receive assuming that the relevant termination event had occurred on December 31, 2017. The potential payments relating to vested and unvested Stock options include payments relating to SEUs as well as options.

Name and Principal Position	Benefit	Retirement	Termination without cause	Termination in event of Change of Control	Death in Service
		($)	($)	($)	($)
Mr. Patrick S. Williams President and Chief Executive Officer	Cash Severance - Salary and benefits	0	1,008,000	2,016,000	0
	Cash Severance - Bonus	0	756,000	1,512,000	0
	Vested Stock options	0	0	0	0
	Unvested Stock options	530,223	530,223	9,373,014	9,373,014
	Life Assurance	0	0	0	200,000
	Total	530,223	2,294,223	12,901,014	9,573,014
Mr. Ian P. Cleminson Executive Vice President and Chief Financial Officer	Cash Severance - Salary and benefits	0	358,186	716,371	0
	Cash Severance - Bonus	0	169,864	339,728	0
	Vested Stock options	0	0	0	0
	Unvested Stock options	107,196	107,196	1,486,367	1,486,367
	Life Assurance	0	0	0	2,038,368
	Total	107,196	635,246	2,542,466	3,524,735
Dr. Philip J. Boon Executive Vice President and Chief Operating Officer	Cash Severance - Salary and benefits	0	390,313	780,625	0
	Cash Severance - Bonus	0	185,928	371,855	0
	Vested Stock options	74,754	74,754	149,166	149,166
	Unvested Stock options	99,389	99,389	2,871,074	2,871,074
	Life Assurance	0	0	0	2,231,130
	Total	174,143	750,384	4,172,720	5,251,370
Mr. Brian R. Watt Senior Vice President, Corporate Development and Investor Relations	Cash Severance - Salary and benefits	0	272,153	544,306	0
	Cash Severance - Bonus	0	136,077	272,153	0
	Vested Stock options	148,770	148,770	462,587	462,587
	Unvested Stock options	99,512	99,512	1,295,617	1,295,617
	Life Assurance	0	0	0	1,632,919
	Total	248,282	656,512	2,574,663	3,391,123
Dr. Ian M. McRobbie Senior Vice President, Research and Technology	Cash Severance - Salary and benefits	0	268,275	536,550	0
	Cash Severance - Bonus	0	124,909	249,818	0
	Vested Stock options	127,875	127,875	730,516	730,516
	Unvested Stock options	84,952	84,952	1,219,847	1,219,847
	Life Assurance	0	0	0	1,498,905
	Total	212,827	606,011	2,736,731	3,449,268

Footnotes to “Post Employment Payments” table:

🌑	In the case of resignation or dismissal for cause, none of the NEOs would be entitled to any post-employment payments from the Corporation.

🌑

The NEOs are treated in line with all other employees in the event of retirement or change of control in terms of payments relating to stock options and SEUs. In the case of retirement, under the rules of the

CSOP, any CSOP options or SEUs granted will vest and become exercisable; whilst under the rules of the PRSOP, options or SEUs which have not vested will lapse. The value of any stock options and SEUs which will become exercisable under each scenario, using the 2017 year end stock price of $70.60, is included in the table above, as an indication.

🌑	The employment agreement for each NEO includes a change in control clause. This specifies that, in the event of a change in control of the Corporation, if the Corporation terminates the Executive Officer within twelve months of the change of control, or if the Executive Officer terminates his employment within twelve months for good cause, the Executive Officer will be entitled to a compensation payment. If the Corporation terminates the employment of the Executive Officer during this period, the payment is calculated as twenty four months compensation defined as base salary, bonus at target and any car allowance from the date of notice of termination. If the Executive Officer terminates his employment, the payment is calculated as twenty four months compensation, defined as above, from the date of the change of control. In addition, under the rules of the stock option plans, all options would vest on the change of control. The NEOs are treated in the same way as other employees who hold options under the plans. Change of control is deemed to have occurred if a person or group becomes the beneficial owner of 30% or more of the combined voting power of the Corporation; there is a consolidation or merger and the Corporation is not the surviving Corporation; the stockholders of the Corporation approve plans or proposals for a liquidation or dissolution of the Corporation or, if following a cash offer or merger, the members of the Board cease to constitute a majority of the Board. The amounts detailed in the Post Employment Payments table include the compensation payments and the value of any stock options which will become exercisable in these scenarios, using the 2017 year end stock price of $70.60, as an indication.

🌑	NEOs based in the U.K. are provided with life assurance cover at six times their base salary if they die in service. In the case of the Executive Officers based in the U.S., the death in service cover is 1.25 times base salary, with the maximum payment capped at $200,000. The amount of these potential payments for each NEO is included in the table above, as an indication.

🌑	If the Corporation terminates the employment of an Executive Officer without cause, the Executive Officer would normally be eligible for a severance payment to cover loss of salary and other direct compensation for the duration of the notice period specified in their employment agreement. All the NEOs have a twelve month notice period. In addition, in line with the rules of the share option plans, any CSOP options would vest and the Executive Officer would have twelve months from the date of termination to exercise these and any vested options under any of the share plans. With regards to the options, the NEOs are treated the same way as other employees who hold options under the plans. The amounts detailed in the post- employment payments table include the severance payments and the value of any share options which will become exercisable, using the 2017 year end stock price of $70.60.

Director Compensation

DIRECTOR COMPENSATION FOR FISCAL 2017

Name	Fees Earned or Paid in Cash	Option Awards (Fair Market Value)	Total
	$	$	$
Mr. Hugh G. C. Aldous	103,000	32,904	135,904
Mr. Milton C. Blackmore	164,000	32,904	196,904
Mr. David F. Landless	106,000	32,904	138,904
Mr. Lawrence J. Padfield	90,000	32,904	122,904
Mr. Robert I. Paller	94,000	32,904	126,904
Mr. Joachim Roeser	105,000	32,904	137,904

The director’s compensation is a flat annual fee based on the following arrangement:

🌑	An annual retainer of $160,000, paid quarterly, to the Chairman of the Board;

🌑	An annual retainer of $90,000, paid quarterly, for all other NEDs;

🌑	An additional annual retainer of $10,000, paid quarterly, for the Chairman of the Compensation Committee;

🌑	An additional annual retainer of $16,000, paid quarterly, for the Chairman of the Audit Committee;

🌑	An additional annual retainer of $8,000, paid quarterly, for the Chairman of the Nominating and Corporate Governance Committee;

🌑	An additional annual retainer of $5,000, paid quarterly, to the members of the Audit Committee;

🌑	No additional daily fees for attendance at Board or Committee meetings or calls, except as provided below;

🌑	NEDs may receive an additional daily fee of $2,000 for additional days provided at the specific request of the CEO;

🌑	In addition to the compensation arrangements described above:

🌑	Each NED is entitled to reimbursement for any reasonable out-of-pocket expenses incurred in connection with travel to and from, and attendance at, meetings of the Board of Directors or its Committees and related activities;

🌑

Each NED also receives an annual grant of stock options under the Non-Executive Directors Stock Option Plan (“NEDSOP”) in February equal to $80,000, based on the closing stock price for Corporation stock on the date prior to grant (25% of such options are granted at zero cost). Options are granted either at market value or at zero exercise price and in either case become exercisable normally after three years, with all options vesting at the end of this period. All options have a ten-year term. However, if an option is granted to a participant who is, or would otherwise be, subject to Section 409A of the Internal Revenue Code, with an exercise price less than the fair market value of the shares on the date of grant, it must be exercised (if at all) no later than March 15 of the calendar year immediately following the calendar year in which it is first capable of exercise under the Plan. The Board of Directors has approved for submission to Stockholders the Omnibus Plan, for approval at the Annual Meeting of Stockholders 2018 and, if approved, the Omnibus Plan will be used for such awards to Directors, Officers and other employees. Further information regarding the Omnibus Plan is set out in Proposal 3 – Approval of the Innospec Inc. 2018 Omnibus Long-Term incentive Plan.

🌑	The values of the option awards for the Directors included in the “Director Compensation” table is determined using the number of options awarded and the grant date fair value for each option award made in the year. The grant date fair values on the Corporation’s stock options are calculated using the Black-Scholes model, with reference to the underlying stock price, option exercise price, volatility of the Corporation’s stock price, risk free rate and expected dividend yield. For options with additional characteristics, such as vesting criteria linked to stock market indices or stock price performance, a Monte Carlo simulation is used to model the range of potential outcomes. For further information on the assumptions underlying these grant date fair values refer to Note 17 of the Consolidated Financial Statements contained in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2017.

🌑	The number of unexercised options outstanding as of December 31, 2017 for each NED is detailed below:

Name	Number of Options	Grant Price	Date of Grant
		$
Mr. Hugh G. C. Aldous	283	0.00	02/21/17
	850	70.60	02/21/17
	441	0.00	02/22/16
	1,030	44.18	02/22/16
	444	0.00	02/23/15
	1,035	43.95	02/23/15
	977	46.03	02/14/14
	1,089	41.31	02/20/13
	1,522	29.56	02/23/12
	1,660	27.11	02/22/11
	4,335	10.38	02/17/10
Mr. Milton C. Blackmore	283	0.00	02/21/17
	850	70.60	02/21/17
	441	0.00	02/22/16
	1,030	44.18	02/22/16
	444	0.00	02/23/15
	1,035	43.95	02/23/15
	977	46.03	02/14/14
Mr. David Landless	283	0.00	02/21/17
	850	70.60	02/21/17
	1,000	0.00	05/05/16
	404	0.00	05/05/16
	922	48.28	05/05/16
Mr. Lawrence J. Padfield	283	0.00	02/21/17
	850	70.60	02/21/17
	441	0.00	02/22/16
	1,030	44.18	02/22/16
	444	0.00	02/23/15
	1,035	43.95	02/23/15
	977	46.03	02/14/14
	1,108	40.58	05/15/13
Mr. Robert I. Paller	283	0.00	02/21/17
	850	70.60	02/21/17
	441	0.00	02/22/16
	1,030	44.18	02/22/16
	444	0.00	02/23/15
	1,035	43.95	02/23/15
	977	46.03	02/14/14
	1,089	41.31	02/20/13
	1,522	29.56	02/23/12
	1,660	27.11	02/22/11
	3,673	12.25	05/24/10
Mr. Joachim Roeser	283	0.00	02/21/17
	850	70.60	02/21/17
	441	0.00	02/22/16
	1,030	44.18	02/22/16
	444	0.00	02/23/15
	1,035	43.95	02/23/15
	977	46.03	02/14/14
	1,089	41.31	02/20/13
	1,522	29.56	02/23/12
	1,660	27.11	02/22/11

Equity Compensation Plans

The following table summarizes information, as of December 31, 2017 relating to current equity compensation plans of the Corporation approved by security holders pursuant to which grants of options, full value options, restricted stock, restricted stock units or other rights to acquire stock have been granted from time to time under the CSOP, PRSOP, NEDSOP and Co-Investment Plan. The Corporation does not have any equity compensation plans which have not been approved by security holders. Additional information about the CSOP, PRSOP and Co-Investment Plan can be found in the Compensation Discussion and Analysis section of the proxy statement and information about the NEDSOP can be found in the Director Compensation section of the proxy statement.

Plan Category	No. of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)

Equity compensation plans approved by security holders	334,885	$12.367	459,272

Equity compensation plans not approved by security holders	-	-	-

Total	334,885	$12.367	459,272

RELATED PERSON TRANSACTIONS AND RELATIONSHIPS

The Corporation has retained and continues to retain Smith, Gambrell & Russell, LLP, a law firm with which Mr. Paller is Of Counsel. During the fiscal year ended December 31, 2017 the Corporation paid Smith, Gambrell & Russell, LLP, $435,000 in fees for services provided during the period.

RELATED PERSON TRANSACTIONS APPROVAL POLICY

Pursuant to the Corporation’s Code of Ethics Policy, all senior officers must disclose to the Board of Directors any material transaction or relationship that could reasonably be expected to give rise to a conflict of interests. The Code of Ethics Policy also states that no employee may seek to obtain special treatment from the Corporation for family members, friends or for businesses in which family members or friends have an interest. During the year ended December 31, 2017 the Corporation has not made any charitable contributions to any charity on which any Director serves as an Executive Officer.

INFORMATION REGARDING THE CORPORATION’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm of the Corporation, selected by the Audit Committee for the fiscal year ended December 31, 2018 is KPMG LLP.

AUDIT COMMITTEE REPORT

The Board has adopted a written Audit Committee Charter.

As part of fulfilling its responsibilities, the Audit Committee:

1.	held meetings with the Corporation’s Business Assurance function and the independent registered public accounting firm, both in the presence of management and privately to discuss the overall scope and plans for the respective audits, the results of the audits, the evaluations of the Corporation’s internal controls and the overall quality of the Corporation’s final reports;

2.	reviewed and discussed the audited consolidated financial statements for fiscal year 2017 with management and the independent registered public accounting firm;

3.	discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standards 1301 “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board; and

4.	received the written disclosure and the letter from KPMG Audit required by applicable requirements of the Public Company Accounting Oversight Board Rule 3526 regarding the independent accountant’s communications with the Audit Committee concerning Independence, and discussed that firm’s independence with representatives of the firm. The Audit Committee has also considered whether KPMG Audit’s provision of non-audit services to the Corporation is compatible with its independence.

Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the Corporation’s audited consolidated financial statements be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 filed with the SEC.

No portion of this Audit Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Corporation specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed to be filed under either the Securities Act or the Exchange Act.

The foregoing report has been approved by all members of the Audit Committee.

DAVID F. LANDLESS, Chair

HUGH G. C. ALDOUS

JOACHIM ROESER

Principal Accountant Fees and Services

The Board of Directors are seeking ratification of KPMG LLP’s appointment at the 2018 Annual Meeting of Stockholders in respect of the 2018 fiscal year as described in Proposal 5 in this Proxy Statement.

Aggregate fees for professional services rendered for the Corporation by KPMG Audit and other global KPMG member firms for the fiscal years 2017 and 2016 were:

Fee type	Fiscal 2017 $’000	Fiscal 2016 $’000

Audit (excluding expenses)	1,500	1,369

Audit Related	-	-

Tax	-	-

Other	-	-

Total	1,500	1,369

Note 1:	The aggregate fees included in Audit fees are fees billed for the fiscal years for the audits of the consolidated financial statements of the Corporation, statutory and subsidiary audits, and review of documents filed with SEC. The aggregate fees included in each of the other categories are fees billed in the fiscal years.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and permitted non-audit services provided by the Corporation’s independent registered public accounting firm. The Audit Committee may delegate pre-approval authority to the Audit Committee Chairman, provided all such delegated pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting. General pre-approval of certain audit, audit related and tax services, which are detailed as to type of service, is granted by the Audit Committee at each quarterly meeting. The Audit Committee subsequently reviews fees that are paid for such pre-approved services. Specific pre-approval is required for all other services that are requested of our independent registered public accounting firm. These requests are reviewed quarterly, and the status of all such requests and services is reviewed with the Audit Committee.

In fiscal years 2017 and 2016, $nil and $nil, respectively, were paid to the Corporation’s independent registered public accounting firm for which the de minimis exception was used. The Audit Committee reviewed and approved the audit and non-audit services rendered by the Corporation’s independent registered public accounting firm to the Corporation during the fiscal year 2017 and concluded such services were compatible with maintaining their independence.

INFORMATION ABOUT OUR COMMON STOCK OWNERSHIP

The table “Beneficial Owners at fiscal year-end 2017” sets out certain information with respect to the beneficial ownership of the Corporation’s Common Stock as of December 31, 2017 by holders of more than 5% of the Corporation’s outstanding Common Stock. The table “Stock Ownership of Directors and Executive Officers” sets out information with regard to the Directors of the Corporation, our Named Executive Officers, and all current Directors and Executive Officers of the Corporation as a group. As of December 31, 2017 excluding treasury stock, there were 24,776,422 shares of Common Stock outstanding. According to the rules adopted by the SEC, a person is the “beneficial owner” of securities if he or she has or shares the power to vote them or to direct their investment or has the right to acquire beneficial ownership of such securities within sixty days through the exercise of an option, warrant, right of conversion of a security or otherwise. The percentage of the Corporation’s Common Stock beneficially owned by a person assumes that the person has exercised all options and converted all convertible securities that the person holds which are exercisable or convertible within sixty days of the date as of which such information is provided in the applicable table. To the knowledge of the Corporation, each stockholder has sole voting and investment power with respect to the stock indicated as beneficially owned, unless otherwise indicated in a footnote. Unless otherwise indicated, the business address of each person is the Corporation’s corporate address.

BENEFICIAL OWNERS AT FISCAL YEAR END 2017 (INFORMATION AS REPORTED IN SCHEDULE 13G AS OF DECEMBER 31, 2017)

Name and Address of Beneficial Owner		Amount and Nature of Beneficial Ownership	Percent of Class
BlackRock, Inc.	(1)	3,460,770	14.30%
55 East 52nd Street
New York
NY 10022
FMR LLC	(2)	2,673,955	11.077%
245 Summer Street
Boston
MA 02210
The Vanguard Group	(3)	2,241,169	9.28%
100 Vanguard Boulevard
Malvern
Pennsylvania
PA 19355
Dimensional Fund Advisors LP	(4)	1,403,568	5.82%
Building One
6300 Bee Cave Road
Austin
TX 78746

Based on a review of filings with the SEC, the Corporation is unaware of other holders of more than 5% of the outstanding shares of Innospec Inc. Common Stock.

Notes:

(1)	According to a Schedule 13G dated January 17, 2018 BlackRock, Inc., has sole voting power over 3,386,375 shares and sole dispositive power over 3,460,770 shares.

(2)	According to a Schedule 13G/A dated February 13, 2018 filed jointly by FMR LLC. (“FMR”) and Abigail P. Johnson (“Ms. Johnson”), neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (“Fidelity Funds”) advised by Fidelity Management & Research Company (“FMR Co”), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Board of Trustees.

(3)	According to a Schedule 13G/A dated February 7, 2018 The Vanguard Group, have sole voting power over 26,274 shares, sole dispositive power over 2,212,395 shares, shared voting power over 4,200 shares, shared dispositive power over 28,774 shares and beneficially held shares of 2,241,16 shares.

(4)	According to a Schedule 13G dated February 9, 2018 filed by Dimensional Fund Advisors LP, it has sole voting power over 1,329,232 shares and sole dispositive power over 11,403,568 shares. Dimensional Fund Advisors LP, an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment adviser, sub-adviser and/or manager, Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) may possess voting and/or investment power over the securities of the Issuer that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Issuer held by the Funds. However, all securities reported in this schedule are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS AS OF JANUARY 31, 2018

The following table sets out the amount of the Corporation’s common stock beneficially owned by each of the Directors, the CEO, the CFO and the other NEOs of the Corporation:

Name		Shares Owned Directly or Indirectly	Shares Underlying Options Exercisable within 60 days	Total	Percent of Class

Mr. Hugh G. C. Aldous	(1)	31,750	11,062	42,812	*

Mr. Milton C. Blackmore	(2)	7,000	1,479	8,479	*

Dr. Philip J. Boon		34,558	4,806	39,364	*

Mr. Ian P. Cleminson		22,997	6,287	29,284	*

Mr. David F. Landless		0	0	0	*

Dr. Ian M. McRobbie		40,889	0	40,889	*

Mr. Robert I. Paller		7,681	10,400	18,081	*

Mr. Lawrence J. Padfield		2,019	3,584	5,603	*

Mr. Joachim Roeser		5,260	6,727	11,987	*

Mr. Brian R. Watt		29,849	11,102	40,951	*

Mr. Patrick S. Williams		174,242	89,283	263,525	*

Directors and Executive Officers as a group (13 persons)	(3)	395,671	154,863	550,534	2.22

Footnotes to “Stock Ownership” table:

(*)	Less than 1%
(1)	In the case of Mr. Aldous this figure includes 15,380 shares held by Union Pension Trustees
(2)	In the case of Mr. Blackmore this figure includes 1,000 held by “The Milton & Janet Blackmore Trust’
(3)	Includes the above named directors and officers as well as Dr. Catherine Hessner and Mr. David Williams

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Corporation’s Directors and Officers, and persons who beneficially own more than 10% of a registered class of the Corporation’s Common Stock and other equity securities, to file initial reports of ownership and reports of changes in ownership of the Corporation’s Common Stock or other equity securities with the SEC. Such persons are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of such forms furnished to the Corporation, or written representations that no Form 5 filings were required, the Corporation believes that each of its Officers, Directors and beneficial owners of more than 10% of the Common Stock complied with all Section 16(a) filing requirements applicable to them during fiscal 2017.

OTHER MATTERS

As of the date of this Proxy Statement, management is not aware of any matters to be presented at the Annual Meeting of Stockholders other than the matters specifically stated in the Notice of Meeting and discussed in this Proxy Statement. If any other matter or matters are properly brought before the meeting, the persons named in the enclosed Proxy Form have discretionary authority to vote the proxy on each such matter in accordance with their judgement.

SOLICITATION AND EXPENSES OF SOLICITATION

The solicitation of proxies will be made initially through the internet and by e-mail. The Corporation’s Directors, Executive Officers and employees may also solicit proxies in person or by telephone without additional compensation. In addition, proxies may be solicited by certain banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries that will mail material to or otherwise communicate with the beneficial owners of shares of the Corporation’s Common Stock. All expenses of solicitation of proxies will be paid by the Corporation.

ANNUAL REPORT TO STOCKHOLDERS

A copy of the Corporation’s 2017 Annual Report on Form 10-K for the fiscal year ended December 31, 2017 is now available to stockholders via the internet at www.envisionreports.com/iosp. Stockholders who require a printed copy of the Annual Report on Form 10-K may obtain one by writing to or calling our investor relations department: Investor Relations, Innospec Inc., Innospec Manufacturing Park, Oil Sites Road, Ellesmere Port, Cheshire, CH65 4EY, England, telephone +44-151-355-3611, or by e-mail to investor@innospecinc.com.

STOCKHOLDERS’ PROPOSALS FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS

The Corporation anticipates holding its 2019 Annual Meeting of Stockholders on May 8, 2019.

Under the regulations of the SEC, any stockholder wishing to make a proposal to be acted upon at the 2019 Annual Meeting of Stockholders and have it included in our proxy materials must present such proposals to the Secretary of the Corporation not later than November 12, 2018.

Stockholder proposals or Director nominations not included in a proxy statement for an annual meeting must comply with the advance notice procedures and information requirements set out in the by-laws of the Corporation in order to be properly brought before that Annual Meeting of Stockholders. Under the Corporation’s by-laws, any stockholder desiring to make a proposal to be acted upon at the 2019 Annual Meeting of Stockholders must present such proposals to the Corporate Secretary not before February 8, 2019 or not later than March 10, 2019.

By order of the Board of Directors

David B. Jones

Vice President, General Counsel,

Chief Compliance Officer and Corporate Secretary

March 22, 2018

PLEASE VOTE VIA THE INTERNET OR BY TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS ON YOUR NOTICE OR PROXY CARD OR ALTERNATIVELY, IF YOU HAVE REQUESTED WRITTEN MATERIALS SIGN, DATE AND RETURN YOUR PROXY CARD IN THE RETURN ENVELOPE PROVIDED.

INNOSPEC INC.

2018 OMNIBUS LONG-TERM INCENTIVE PLAN

INNOSPEC INC.

2018 OMNIBUS LONG-TERM INCENTIVE PLAN

SECTION 1

GENERAL

1.1. Purpose. The Innospec Inc. 2018 Omnibus Long-Term Incentive Plan (the “Plan”) has been established by Innospec Inc., a Delaware corporation, (the “Company”) to (i) attract and retain persons eligible to participate in the Plan; (ii) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further align the interests of Participants with those of the Company’s other stockholders through compensation that is based on the Company’s shares; and thereby promote the long-term financial interest of the Company and the Related Companies including the growth in value of the Company’s shares and enhancement of long-term stockholder return. Capitalized terms in the Plan are defined in Section 2.

1.2. Participation. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the Eligible Individuals, those persons who will be granted one or more Awards under the Plan, and thereby become “Participants” in the Plan.

1.3. Operation and Administration. The operation and administration of the Plan, including the Awards made under the Plan, shall be subject to the provisions of Section 9 (relating to operation and administration).

1.4. History. The Plan was approved by the Board of Directors for submission to the stockholders, for approval at the 2018 Annual Meeting of Stockholders. To the extent not prohibited by Applicable Laws, Awards which are to use shares of Stock reserved under the Plan that are contingent on the approval by the Company’s stockholders may be granted prior to that meeting contingent on such approval. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided, however, that no Awards may be granted under the Plan after the ten-year anniversary of the date on which the stockholders approved the Plan. The Plan is intended to replace the Innospec Inc. Company Stock Option Plan, the Innospec Inc. Non-Employee Directors’ Stock Option Plan, and the Innospec Inc. Performance Related Stock Option Plan (the “Prior Plans”). The Prior Plans were adopted and approved by stockholders in 2008 and approved by stockholders, as each was amended, again in 2011. Following the approval of the Plan by the stockholders, no additional grants will be made pursuant to the Prior Plans.

SECTION 2

DEFINITIONS

2.1. “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 9.

2.2. “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

2.3. “Award Agreement” means the written agreement, including an electronic agreement, setting forth the terms and conditions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

2.4. “Award” means any award or benefit granted under the Plan, including, without limitation, the grant of Options, Cash Incentive Awards and Full Value Awards.

2.5. “Board” means the Board of Directors of the Company.

2.6. “Cause” shall mean, in the reasonable judgment of the Committee, (i) the willful and continued failure by the Participant to substantially perform his duties with the Company or any Related Company (other than any such failure resulting from the Participant’s Disability), (ii) the willful engaging by the Participant in conduct which is demonstrably injurious to the Company or any Related Company, monetarily or otherwise, (iii) the engaging by the Participant in egregious misconduct involving moral turpitude to the extent that the Participant’s credibility and reputation no longer conform to the standard for employees, directors or service providers, as applicable, of the Company and Related Companies, or (iv) the Participant is convicted of a felony. For purposes hereof, no act, or failure to act, on the Participant’s part shall be deemed “willful” unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that such action was in the best interest of the Company or Related Company.

2.7. “Change in Control” means the first to occur of any of the following:

(a)	the consummation of a purchase or other acquisition by any person, entity or group of persons (within the meaning of Section 13(d) or 14(d) of the Exchange Act or any comparable successor provisions, other than an acquisition by a trustee or other fiduciary holding securities under an employee benefit plan or similar plan of the Company or a Related Company), of “beneficial ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the outstanding shares of Stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally;

(b)	the consummation of a reorganization, merger, consolidation, acquisition, share exchange or other corporate transaction of the Company, in each case, with respect to which persons who were stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company’s then outstanding securities;

(c)	the consummation of any plan of liquidation or dissolution of the Company providing for the sale or distribution of substantially all of the assets of the Company and its Subsidiaries or the consummation of a sale of substantially all of the assets of the Company and its Subsidiaries; or

(d)	at any time during any period of two consecutive years, individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Company’s stockholders, of each new director was approved by a vote of at least two-thirds of the directors still in office at the time of such election or nomination who were directors at the beginning of such period).

2.8. “Code” means the United States Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

2.9. “Committee” has the meaning set forth in Section 9.1.

2.10. “Common Stock” or “Stock” means the common stock of the Company.

2.11. “Company” has the meaning set forth in Section 1.1.

2.12. “Consultant” means any natural person engaged as a consultant or advisor by the Company or a Parent or Subsidiary or other Related Company (as determined by the Committee) to render bona fide services to such entity and such services are not in connection with the sale of shares of Stock in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.

2.13. “Director” means a member of the Board.

2.14. “Disability” means, except as otherwise provided by the Committee in an Award Agreement, that the Participant has been determined to be eligible for long-term disability benefits under the long-term disability plan in which the Participant participates and which is sponsored by the Company or a Related Company; or if the Participant does not participate in a long-term disability plan sponsored by the Company or a Related Company, then the Participant shall be considered to have a “Disability” if the Committee determines, under standards comparable to those of the Company’s long-term disability plan, that the Participant would be eligible for long-term disability benefits if he or she participated in such plan or if the Committee determines, under standards for disability that apply pursuant to applicable statute in the country in which such Participant works, that such Participant would be considered disabled pursuant to such statute.

2.15. “Eligible Individual” means any Employee, Consultant or Director; provided, however, that to the extent required by the Code, an ISO may only be granted to an Employee of the Company or a Parent or Subsidiary. An Award may be granted to an Employee, Consultant or Director, in connection with hiring, retention or otherwise, prior to the date the Employee, Consultant or Director first performs services for the Company or the Subsidiaries, provided that such Awards shall not become vested prior to the date the Employee, Consultant or Director first performs such services.

2.16. “Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company or a Related Company (as determined by the Committee). Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

2.17. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.18. “Exercise Price” of each Option granted under this Plan shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option is granted.

2.19. “Expiration Date” has the meaning set forth in Section 4.6.

2.20. “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(a)	If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Select Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the last previous trading day prior to such date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b)	If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Stock will be the mean between the high bid and low asked prices for the Common Stock on the last previous trading day prior to such date of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c)	In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

2.21. A “Full Value Award” is a grant of one or more shares of Stock or a right to receive one or more shares of Stock in the future, with such grant subject to one or more conditions, as determined by the Committee.

2.22. An “Incentive Stock Option” or an “ISO” is an Option that is intended to satisfy the requirements applicable to an “incentive stock option” described in Section 422(b) of the Code.

2.23. A “Non-Qualified Option or an “NQO” is an Option that is not intended to be an “incentive stock option” as that term is described in Section 422(b) of the Code or a Tax-Qualified Option.

2.24. An “Option” entitles the Participant to purchase shares of Stock at an Exercise Price established by the Committee. Any Option granted under this Plan may be either an ISO, an NQO or a Tax-Qualified Option, as determined in the discretion of the Committee.

2.25. “Outside Director” means a Director of the Company who is not an officer or employee of the Company or the Related Companies.

2.26. “Parent” means a parent corporation within the meaning of Section 424(e) of the Code.

2.27. “Participant” means the holder of an outstanding Award.

2.28. “Performance-Based Compensation” has the meaning ascribed to such term under Section 162(m) of the Code and the regulations thereunder.

2.29. “Performance Measures” means performance goals based on any one or more of the following Company, Subsidiary, operating unit or division performance measures: (i) earnings, including, but not limited to, operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items or book value per share (which may exclude nonrecurring items); (ii) pre-tax income or after-tax income; (iii) earnings per share of Stock (basic or diluted); (iv) operating profit; (v) revenue, revenue growth or rate of revenue growth; (vi) return on assets (gross or net), return on investment, return on capital, or return on equity; (vii) returns on sales or revenues; (viii) operating expenses; (ix) stock price appreciation; (x) cash flow(s); (xi) implementation or completion of critical projects or processes; (xii) economic value created; (xiii) cumulative earnings per share growth; (xiv) operating margin or profit margin; (xv) common stock price or total stockholder return; (xvi) cost targets, reductions and savings, productivity and efficiencies; and (xvii) any combination of any of the foregoing. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company and/or the past or current performance of other companies or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, and in the case of earnings-based measures, may use or employ comparisons relating to capital, stockholders equity and/or shares outstanding, investments or to assets or net assets, and may (but need not) provide for adjustments for restructurings, extraordinary, and any other unusual, non-recurring, or similar changes.

2.30. “Period of Restriction” means the period during which the transfer of shares of Stock are subject to restrictions and therefore, the shares of Stock are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

2.31. “Plan” has the meaning set forth in Section 1.1.

2.32. “Prior Plans” has the meaning set forth in Section 1.4.

2.33. “Related Company” means any corporation, partnership, joint venture, limited liability company or other entity during any period in which a controlling interest in such entity is owned, directly or indirectly, by the Company (or by any entity that is a successor to the Company), and any other business venture designated by the Committee in which the Company (or any entity that is a successor to the Company) has, directly or indirectly, a significant interest (whether through the ownership of securities or otherwise), as determined in the discretion of the Committee.

2.34. “Retirement” means the occurrence of a Participant’s Termination Date due to the voluntary termination of employment with the consent of the Committee prior to such Termination Date.

2.35. “Securities Act” means the Securities Act of 1933, as amended.

2.36. “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

2.37. “Tax-Qualified Option” means an Option granted that satisfies the requirements of Exhibit A to this Plan.

2.38. “Termination Date” means the date on which a Participant both ceases to be an employee of the Company and the Related Companies and ceases to perform material services for the Company and the Related Companies (whether as a director or otherwise), regardless of the reason for the cessation; provided that a “Termination Date” shall not be considered to have occurred during the period in which the reason for the cessation of services is a leave of absence approved by the Company or the Related Company which was the recipient of the Participant’s services; and provided, further that, with respect to an Outside Director, “Termination Date” means the date on which the Outside Director’s service as an Outside Director terminates for any reason. If, as a result of a sale or other transaction, the entity for which the Participant performs services ceases to be a Related Company (and such entity is or becomes an entity separate from the Company), the occurrence of such transaction shall be the Participant’s Termination Date. With respect to Awards that constitute Deferred Compensation, references to the Participant’s termination of employment (including references to the Participant’s employment termination, and to the Participant terminating employment, a Participant’s separation from service, and other similar reference) and references to a Participant’s termination as a Director (including separation from service and other similar references) shall mean the date that the Participant incurs a “separation from service” within the meaning of Section 409A of the Code.

SECTION 3

SHARES OF STOCK AND PLAN LIMITS

3.1. Shares of Stock and Other Amounts Subject to Plan. The shares of Stock for which Awards may be granted under the Plan shall be subject to the following:

(a)	Subject to the following provisions of this Section 3.1, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be (i) 900,000 shares of Stock (which number includes all shares available for delivery under this Section 3.1(a) since the establishment of the Plan, determined in accordance with the terms of the Plan); and (ii) any shares of Stock that are represented by awards granted under the Prior Plans that are forfeited, expire or are cancelled after the Effective Date without delivery of shares of Stock or which result in the forfeiture of the shares of Stock back to the Company to the extent that such shares would have been added back to the reserve under the terms of the applicable Prior Plan. Shares of Stock issued by the Company in connection with awards that are assumed or substituted in connection with a reorganization, merger, consolidation, acquisition, share exchange or other corporate transaction shall not be counted against the number of shares of Stock that may be issued with respect to Awards under the Plan.

(b)	Only shares of Stock, if any, actually delivered to the Participant or beneficiary on an unrestricted basis with respect to an Award shall be treated as delivered for purposes of the determination under Section 3.1(a) above, regardless of whether the Award is denominated in shares of Stock or cash. Consistent with the foregoing:

(i)	To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or cancelled, or the shares of Stock are not delivered on an unrestricted basis (including, without limitation, by reason of the Award being settled in cash), such shares of Stock shall not be deemed to have been delivered for purposes of the determination under Section 3.1(a) above.

(ii)	Subject to the provisions of paragraph (i) above, the total number of shares of Stock covered by an Award will be treated as delivered for purposes of this paragraph (b) to the extent payments or benefits are delivered to the Participant with respect to such shares. Accordingly (A) if shares covered by an Award are used to satisfy the applicable tax withholding obligation or Exercise Price, the number of shares held back by the Company to satisfy such withholding obligation or Exercise Price shall be considered to have been delivered; (B) if the Exercise Price of any Option granted under the Plan is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation, including shares of Stock that would otherwise be distributable upon the exercise of the Option), the number of shares tendered to satisfy such Exercise Price shall be considered to have been delivered; and (C) if shares of Stock are repurchased by the Company with proceeds received from the exercise of an option issued under this Plan, the total number of such shares repurchased shall be deemed delivered.

(c)	The shares of Stock with respect to which Awards may be made under the Plan shall be: (i) shares currently authorized but unissued; (ii) to the extent permitted by Applicable Law, shares currently held or acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions; or (iii) shares purchased in the open market by a direct or indirect wholly-owned subsidiary of the Company (as determined by the Chief Executive Officer or the Chief Financial Officer of the Company). The Company may contribute to the subsidiary or trust an amount sufficient to accomplish the purchase in the open market of the shares of Stock to be so acquired (as determined by the Chief Executive Officer or the Chief Financial Officer of the Company).

3.2. Adjustments. In the event of a corporate transaction involving the Company (including, without limitation, any share dividend, share split, extraordinary cash dividend, recapitalization, reorganization, merger, amalgamation, consolidation, share exchange split-up, spin-off, sale of assets or subsidiaries, combination or exchange of shares), the Committee shall, in the manner it determines equitable in its sole discretion, adjust Awards to reflect the transactions. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the Exercise Price of outstanding Options; and (iv) any other adjustments that the Committee determines to be equitable (which may include, without limitation, (A) replacement of Awards with other Awards which the Committee determines have comparable value and which are based on shares of a company resulting from the transaction, and (B) cancellation of the Award in return for cash payment of the current value of the Award, determined as though the Award is fully vested at the time of payment, provided that in the case of an Option, the amount of such payment will be the excess of value of the shares of Stock subject to the Option at the time of the transaction over the Exercise Price). However, in no event shall this Section 3.2 be construed to permit a modification (including a replacement) of an Option if such modification either: (i) would result in accelerated recognition of income or imposition of additional tax under Section 409A of the Code; or (ii) would cause the Option subject to the modification (or cause a replacement Option) to be subject to Section 409A of the Code, provided that the restriction of this clause (ii) shall not apply to any Option that, at the time it is granted or otherwise, is designated as being deferred compensation subject to Section  409A of the Code.

3.3. Plan Limitations. Subject to Section 3.2, the following additional maximums are imposed under the Plan:

(a)	The maximum number of shares of Stock that may be delivered to Participants and their beneficiaries with respect to ISOs granted under the Plan shall be 900,000 shares of Stock (which number includes all shares of Stock available for delivery under this Section 3.3(a) since the establishment of the Plan, determined in accordance with the terms of the Plan); provided, however, that to the extent that shares of Stock not delivered must be counted against this limit as a condition of satisfying the rules applicable to ISOs, such rules shall apply to the limit on ISOs granted under the Plan.

(b)	The maximum number of shares of Stock that may be covered by Awards granted to any one Participant during any one-calendar-year period pursuant to Section 4 (relating to Options) shall be 600,000 shares of Stock.

(c)	For Full Value Awards that are intended to be Performance-Based Compensation, no more than 250,000 shares of Stock may be delivered pursuant to such Awards granted to any one Participant during any one-calendar-year period (regardless of whether settlement of the Award is to occur prior to, at the time of, or after the time of vesting); provided that Awards described in this Section 3.3(c) that are intended to be Performance-Based Compensation shall be subject to the following:

(i)	If the Awards are denominated in shares of Stock but an equivalent amount of cash is delivered in lieu of delivery of shares of Stock, the foregoing limit shall be applied based on the methodology used by the Committee to convert the number of shares of Stock into cash.

(ii)	If delivery of shares of Stock or cash is deferred until after shares of Stock have been earned, any adjustment in the amount delivered to reflect actual or deemed investment experience after the date the shares of Stock are earned shall be disregarded.

For the avoidance of doubt, the limitations of this Section 3.3(c) do not apply to any Award that is not intended to constitute Performance-Based Compensation.

(d)	The maximum number of shares of Stock that may be issued in conjunction with Awards granted pursuant to Section 5 (relating to Full Value Awards) shall be 860,000 shares.

(e)	For Cash Incentive Value Awards that are intended to be Performance-Based Compensation, the maximum amount payable to any Participant with respect to any performance period shall equal $600,000 multiplied by the number of calendar months included in that performance period; provided that Awards described in this Section 3.3(e), that are intended to be Performance-Based Compensation, shall be subject to the following:

(i)	If the Awards are denominated in cash but an equivalent amount of shares of Stock is delivered in lieu of delivery of cash, the foregoing limit shall be applied to the cash based on the methodology used by the Committee to convert the cash into shares of Stock.

(ii)	If delivery of shares of Stock or cash is deferred until after cash has been earned, any adjustment in the amount delivered to reflect actual or deemed investment experience after the date the cash is earned shall be disregarded.

For the avoidance of doubt, the limitations of this Section 3.3(d) do not apply to any Award that is not intended to constitute Performance-Based Compensation.

(f)	The maximum number of shares of Stock that may be covered by Awards granted to any one Participant who is a member of the Board but who is not an employee of the Company or a Related Company during any one calendar-year period pursuant to Sections 4 (relating to Options) shall be 50,000 shares. The maximum number of shares of Stock that may be covered by Full Value Awards granted to any one Participant who is a member of the Board but who is not an employee of the Company or a Related Company during any one calendar-year period shall be 50,000 shares.

(g)

Notwithstanding the provisions of Sections 4.5 and 5.4 of the Plan, the Committee may grant Awards that are not subject to the minimum vesting limitations of Sections 4.5 (with respect to Options) and of Section 5.4 (with respect to Full Value Awards); provided, however, that the aggregate number of shares of Stock subject to Options and Full Value Awards granted pursuant to the Plan that are not subject to the minimum vesting limitations of Sections 4.5 and 5.4) (excluding any such Awards to the extent that they have been forfeited or cancelled) may not exceed 5% of the limit imposed by Section 3.1(a) (relating to the limit on shares of Stock granted under the Plan).

SECTION 4

OPTIONS

4.1. Grant of Options. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Options to an Eligible Individual in such amounts as the Administrator, in its sole discretion, will determine. Each Option will be designated in the Award Agreement as either an ISO, an NQO or a Tax-Qualified Option (subject to the terms of Exhibit A to the Plan). Notwithstanding a designation for a grant of Options as ISOs, however, to the extent that the aggregate Fair Market Value of the shares of Stock with respect to which ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options will be treated as NQOs. For purposes of this Section 4.1, ISOs will be taken into account in the order in which they were granted, the Fair Market Value of the shares of Stock will be determined as of the time the Option with respect to such shares of Stock is granted, and calculation will be performed in accordance with Section 422 of the Code and Treasury Regulations promulgated thereunder. Each Eligible Individual to whom an Option is granted may, by notice in writing within 30 days of the date of grant, disclaim in whole or in part his rights under the Option, in which case the Option shall for all purposes be deemed never to have been granted.

4.2. Option Agreement. Each Award of an Option will be evidenced by an Award Agreement that will specify the date of grant of the Option, the Exercise Price, the term of the Option, the number of shares of Stock subject to the Option, the exercise restrictions, if any, applicable to the Option, including the dates upon which the Option is first exercisable in whole and/or part, and such other terms and conditions as the Administrator, in its sole discretion, may determine.

4.3. Term of Option. The term of each Option will be stated in the Award Agreement; provided, however, that the term will be no more than 10 years from the date of grant thereof. In the case of an ISO granted to a Participant who, at the time the ISO is granted, owns capital stock representing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Parent or Subsidiary, the term of the ISO will be five years from the date of grant or such shorter term as may be provided in the Award Agreement.

4.4. Exercise Price. The Exercise Price shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value, if any, of a share of Stock). In addition, in the case of an ISO granted to an Employee who owns capital stock representing more than 10% of the voting power of all classes of capital stock of the Company or any Parent or Subsidiary, the per share Exercise Price will be no less than 110% of the Fair Market Value per share of Stock on the date of grant. Notwithstanding the foregoing provisions of this Section 4.4, Options may be granted with a per share Exercise Price of less than 100% of the Fair Market Value per share of Stock on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

4.5. Minimum Vesting. Notwithstanding the foregoing, and subject to Sections 3.3(g), 8 and 9, in no event shall an Option granted to any Participant become exercisable or vested prior to the earlier to occur of (i) the first anniversary of the date on which it is granted and (ii) the Participant’s Termination Date occurs by reason of death or Disability. In the event the Participant’s Termination Date occurs for any reason other than death, Disability, Retirement or an involuntary termination without Cause, any unvested Options shall be forfeited, and in the event the Participant’s Termination Date occurs by reason of death, Disability, Retirement or an involuntary termination without Cause, unvested Options shall be exercisable only as determined by the Committee in its sole discretion pursuant to its authority in Section 9.

4.6. Exercise Period. The Option shall not be exercisable prior to the date that the vesting conditions have been satisfied as provided in Section 4.5 of the Plan, and the Option shall not be exercisable after the

Company’s close of business on the last business day that occurs prior to the Expiration Date. The “Expiration Date” shall be the earliest to occur of:

(a)	the last day of the term of the Option;

(b)	if the Participant’s Termination Date occurs by reason of death, Disability, Retirement or an involuntary termination without Cause, the one-year anniversary of such Termination Date;

(c)	if the Participant’s Termination Date occurs for any reason other than those listed in Section 4.6(b), the Termination Date.

4.7. Manner of Exercise. An Option may be exercised, in whole or in part, by the delivery to the secretary of the Company, or his duly appointed agent, of an Option exercise agreement covering not less than all the shares of Stock over which the Option is then to be exercised, with the notice of exercise in the prescribed form duly completed and signed by the Participant together with a remittance of the Exercise Price payable in respect of the shares of Stock over which the Option is to be exercised.

4.8. Payment of Option Exercise Price. The payment of the Exercise Price of an Option granted under this Section 4 shall be subject to the following:

(a)	Subject to the following provisions of this Section 4.8, the full Exercise Price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in Section 4.8(c), payment may be made as soon as practicable after the exercise).

(b)	Subject to Applicable Law, the full Exercise Price shall be payable in cash, by promissory note, or by tendering, by either actual delivery of shares or by attestation, shares of Stock acceptable to the Committee (including shares otherwise distributable pursuant to the exercise of the Option), and valued at Fair Market Value as of the day of exercise, or in any combination thereof, as determined by the Committee.

(c)	Subject to Applicable Law, if shares are publicly traded, the Committee may permit a Participant to elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares of Stock) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

4.9. No Repricing. Except for either adjustments pursuant to Section 3.2 (relating to the adjustment of shares of Stock), or reductions of the Exercise Price approved by the Company’s stockholders, the Exercise Price for any outstanding Option may not be decreased after the date of grant nor may an outstanding Option granted under the Plan be surrendered to the Company as consideration for the grant of a replacement Option with a lower Exercise Price. Except as approved by Company’s stockholders, in no event shall any Option granted under the Plan be surrendered to Company in consideration for a cash payment or the grant of any other Award if, at the time of such surrender, the Exercise Price of the Option is greater than the then current Fair Market Value of a share of Stock. In addition, no repricing of an Option shall be permitted without the approval of Company’s stockholders if such approval is required under the rules of any stock exchange on which Stock is listed.

SECTION 5

FULL VALUE AWARDS

5.1. Grant of Full Value Award. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Full Value Awards to Eligible Individuals in such amounts as the Administrator, in its sole discretion, will determine.

5.2. Full Value Award Agreement. Each Full Value Award will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of shares of Stock granted, and such other terms and conditions as the Administrator, in its sole discretion, may determine.

5.3. Conditions. A Full Value Award may be subject to one or more of the following, as determined by the Committee:

(a)	The grant shall be in consideration of a Participant’s previously performed services, or surrender of other compensation that may be due.

(b)	The grant shall be contingent on the achievement of performance or other objectives during a specified period.

(c)	The grant shall be subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives.

The grant of Full Value Awards may also be subject to such other conditions, restrictions and contingencies, as determined by the Committee.

5.4. Minimum Vesting.

(a)	Notwithstanding the foregoing, and subject to Sections 3.3(g), 8 and 9, if a Participant’s right to become vested in a Full Value Award is conditioned on the completion of a specified period of service with the Company or the Related Companies, without achievement of performance targets or other performance objectives (whether or not related to Performance Measures) being required as a condition of vesting, and without it being granted in lieu of other compensation, then the required period of service for vesting shall not end prior to the earlier to occur of (i) the first anniversary of the date on which it is granted and (ii) the Participant’s Termination Date occurs by reason of death or Disability. In the event the Participant’s Termination Date occurs for any reason other than death, Disability, Retirement or an involuntary termination without Cause, any unvested Full Value Awards shall be forfeited, and in the event the Participant’s Termination Date occurs by reason of death, Disability, Retirement or an involuntary termination without Cause, any unvested Full Value Awards shall become vested only as determined by the Committee in its sole discretion pursuant to its authority in Section 9. The foregoing requirements shall not apply to grants that are a form of payment of earned performance awards or other incentive compensation.

(b)	Notwithstanding the foregoing, and subject to Sections 3.3(g), 8 and 9, if a Participant’s right to become vested in a Full Value Award is conditioned on the achievement of performance targets or other performance objectives (whether or not related to Performance Measures and whether or not such Full Value Award is designated as “Performance-Based Compensation”), then the required performance period for determining the achievement of such performance targets or other performance objectives for vesting shall be not end prior to the earlier occur of (i) the first anniversary of the date on which it is granted and (ii) the Participant’s Termination Date occurs by reason of death or Disability. In the event the Participant’s Termination Date occurs for any reason other than death, Disability, Retirement or an involuntary termination without Cause, any unvested Full Value Awards shall be forfeited, and in the event the Participant’s Termination Date occurs by reason of death, Disability, Retirement or an involuntary termination without Cause, any unvested Full Value Awards shall become vested only as determined by the Committee in its sole discretion pursuant to its authority in Section 9.

SECTION 6

CASH INCENTIVE AWARDS

Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Cash Incentive Awards to Eligible Individuals in such amounts as the Administrator, in its sole discretion, may determine. A Cash Incentive Award is the grant of a right to receive a payment of cash that is contingent on service conditions or on achievement of performance objectives or any other applicable conditions over a specified period as established and determined by the Committee. The grant of Cash Incentive Awards may also be subject to such other conditions, restrictions and contingencies, as determined by the Committee, including provisions relating to deferred payment.

SECTION 7

PERFORMANCE-BASED COMPENSATION

7.1. Grants of Performance-Based Compensation. The Committee may designate a Full Value Award or Cash Incentive Award granted to any Participant as Performance-Based Compensation within the meaning of Section 162(m) of the Code and regulations thereunder. To the extent required by Section 162(m) of the Code, any Full Value Award or Cash Incentive Award so designated shall be conditioned on the achievement of one or more Performance Measures as determined by the Committee and the following additional requirements shall apply:

(a)	The Performance Measures established for the performance period established by the Committee shall be objective (as that term is described in regulations under Section 162(m) of the Code), and shall be established in writing by the Committee not later than 90 days after the beginning of the performance period (but in no event after 25% of the performance period has elapsed), and while the outcome as to the Performance Measure is substantially uncertain.

(b)	A Participant otherwise entitled to receive a Full Value Award or Cash Incentive Award for any performance period shall not receive a settlement or payment of the Award until the Committee has determined that the applicable Performance Measure(s) have been attained. To the extent that the Committee exercises discretion in making the determination required by this Section 7.1(b), such exercise of discretion may not result in an increase in the amount of the payment.

(c)	If a Participant’s employment terminates because of death or Disability, or if a Change in Control occurs prior to the Participant’s Termination Date, the Committee may provide that the Participant’s Full Value Award or Cash Incentive Award shall become vested without regard to whether the Full Value Award or Cash Incentive Award would be Performance-Based Compensation; provided, however, that where the extent to which any such Full Value Award or Cash Incentive Award becomes vested is based on the satisfaction of the applicable Performance Measures on or after such Change in Control, the Committee may make such determination either based on the determination of the satisfaction of the applicable Performance Measure based on actual performance through the date of such Change in Control or based on assumed performance at the target level through the date of such Change in Control.

7.2. Grants Not Intended as Performance-Based Compensation. Nothing in this Section 7 shall preclude the Committee from granting Full Value Awards or Cash Incentive Awards under the Plan or the Committee, the Company or any Related Company from granting any Cash Incentive Awards outside of the Plan that are not intended to be Performance-Based Compensation; provided, however, that, at the time of grant of Full Value Awards or Cash Incentive Awards by the Committee, the Committee shall designate whether such Awards are intended to constitute Performance-Based Compensation. To the extent that the provisions of this Section 7 reflect the requirements applicable to Performance-Based Compensation, such provisions shall not apply to the portion of the Award, if any, that is not intended to constitute Performance-Based Compensation.

SECTION 8

CHANGE IN CONTROL

8.1. Award Agreement. Subject to the provisions of Section 3.2 (relating to the adjustment of shares), the occurrence of a Change in Control shall have the effect, if any, with respect to any Award as set forth in the Award Agreement or, to the extent not prohibited by the Plan or the Award Agreement, as provided by the Committee.

8.2. Accelerated Vesting. Except as otherwise provided in an Award Agreement, on the consummation of a Change in Control, all Options which have not otherwise expired or been forfeited or cancelled shall become immediately exercisable and vested, and all other Awards which have not otherwise expired or been forfeited or cancelled shall become fully vested.

8.3. Committee Actions On A Change in Control. On a Change in Control, the Committee may cancel any outstanding Awards in return for cash payment of the current value of the Award, determined with the Award fully vested at the time of payment pursuant to Section 8.2, provided that in the case of an Option, the amount of such payment will be the excess of value of the shares of Stock subject to the Option at the time of the transaction over the Exercise Price; provided, further, that in the case of an Option, such Option will be cancelled with no payment if, as of the Change in Control, the value of the shares of Stock subject to the Option at the time of the transaction are equal to or less than the Exercise Price. However, in no event shall this Section 8.3 be construed to permit a payment if such payment would result in accelerated recognition of income or imposition of additional tax under Section 409A of the Code.

SECTION 9

COMMITTEE

9.1. Administration. The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the “Committee”) in accordance with this Section 9. The Committee shall be selected by the Board, and shall consist of two or more members of the Board. Unless otherwise provided by the Board, the Compensation Committee of the Board shall serve as the Committee. As a committee of the Board, the Committee is subject to the overview of the Board. If the Committee does not exist, or for any other reason determined by the Board, and to the extent not prohibited by Applicable Law, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

9.2. Selection of Committee. So long as the Company is subject to Section 16 of the Exchange Act, the Committee shall be selected by the Board and shall consist of not fewer than two members of the Board or such greater number as may be required for compliance with Rule 16b-3 issued under the Exchange Act and shall be comprised of persons who are independent for purposes of applicable stock exchange listing requirements and who would meet the requirements of a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934. Any Award granted under the Plan which is intended to constitute Performance-Based Compensation (including Options) shall be granted by a Committee consisting solely of two or more “outside directors“ within the meaning of Section  162(m) of the Code and applicable regulations.

9.3. Powers of Committee. The Committee’s administration of the Plan shall be subject to the following:

(a)	Subject to the provisions of the Plan, the Committee will have the authority and discretion to select individuals who shall be Eligible Individuals and who, therefore, are eligible to receive Awards under the Plan. The Committee shall have the authority to determine the time or times of receipt of Awards, to determine the types of Awards and the number of shares of Stock covered by the Awards, to establish the terms, conditions, performance targets, restrictions, and other provisions of such Awards, to cancel or suspend Awards, and to accelerate the exercisability or vesting of any Award under circumstances designated by it. In making such Award determinations, the Committee may take into account the nature of services rendered by the respective employee, the individual’s present and potential contribution to the Company’s or a Related Company’s success and such other factors as the Committee deems relevant.

(b)	To the extent that the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Committee will have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

(c)	The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and conditions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(d)	Subject to the provisions of the Plan, the Committee will have the authority and discretion to determine the extent to which Awards under the Plan will be structured to conform to the requirements applicable to Performance-Based Compensation, and to take such action, establish such procedures, and impose such restrictions at the time such Awards are granted as the Committee determines to be necessary or appropriate to conform to such requirements.

(e)	Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(f)	In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to applicable corporate law.

(g)	Notwithstanding any other provision of the Plan, no benefit shall be distributed under the Plan to any person unless the Committee, in its sole discretion, determines that such person is entitled to benefits under the Plan.

9.4. Delegation by Committee. Except to the extent prohibited by Applicable Law, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

9.5. Information to be Furnished to Committee. The Company, Subsidiaries and any applicable Related Company shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company, Subsidiaries and any applicable Related Company as to an employee’s or Participant’s employment (or other provision of services), termination of employment (or cessation of the provision of services), leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

9.6. Liability and Indemnification of Committee. No member or authorized delegate of the Committee shall be liable to any person for any action taken or omitted in connection with the administration of the Plan unless attributable to his own fraud or willful misconduct; nor shall the Company or any Related Company be liable to any person for any such action unless attributable to fraud or willful misconduct on the part of a director or employee of the Company or Related Company. The Committee, the individual members thereof, and persons acting as the authorized delegates of the Committee under the Plan, shall be indemnified by the Company against any and all liabilities, losses, costs and expenses (including legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by or asserted against the Committee or its members or authorized delegates by reason of the performance of a Committee function if the Committee or its members or authorized delegates did not act dishonestly or in willful violation of the law or regulation under which such liability, loss, cost or expense arises. This indemnification shall not duplicate but may supplement any coverage available under any applicable insurance.

SECTION 10

AMENDMENT AND TERMINATION

The Board may, at any time, amend or terminate the Plan, and the Board or the Committee may amend any Award Agreement, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board (or the Committee if applicable); and further provided that adjustments pursuant to Section 3.2 shall not be subject to the foregoing limitations of this Section 10; and further provided that the provisions of Section 4.9 (relating to Option repricing) cannot be amended unless the amendment is approved by the Company’s stockholders. Approval by the Company’s stockholders will be required for any material revision to the terms of the Plan, with the Committee’s determination of “material revision” to take into account the exemptions under NASDAQ’s rules. No amendment or termination shall be adopted or effective if it would result in accelerated recognition of income or imposition of additional tax under Section 409A of the Code or, except as otherwise provided in the amendment, would cause amounts that were not otherwise subject to Section 409A of the Code to become subject to Section 409A of the Code.

SECTION 11

GENERAL PROVISIONS

11.1. General Restrictions. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)	Notwithstanding any other provision of the Plan, the Company shall have no obligation to recognize an exercise of an Option or deliver any shares of Stock or make any other distribution of benefits under the Plan unless such exercise, delivery or distribution complies with all Applicable Laws (including, without limitation, the requirements of the United States Securities Act of 1933 and the securities laws of any other applicable jurisdiction), and the applicable requirements of any securities exchange or similar entity or other regulatory authority with respect to the issue of shares and securities by the Company.

(b)	To the extent that the Plan provides for issuance of share certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by Applicable Law, the By-laws of the Company.

(c)	To the extent provided by the Committee, any Award may be settled in cash rather than shares of Stock.

11.2. Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares of Stock or other benefits under the Plan on satisfaction of the applicable withholding obligations. Except as otherwise provided by the Committee and subject to Applicable Law, such withholding obligations may be satisfied (i) through cash payment by the Participant; (ii) through the surrender of shares of Stock which the Participant already owns; or (iii) through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan (including shares otherwise distributable pursuant to the Award); provided, however, that such shares of Stock under this clause (iii) may be used to satisfy not more than the maximum individual tax rate for the Participant in applicable jurisdiction for such Participant (based on the applicable rates of the relevant tax authorities (for example, federal, state, and local), including the Participant’s share of payroll or similar taxes, as provided in tax law, regulations, or the authority’s administrative practices, not to exceed the highest statutory rate in that jurisdiction, even if that rate exceeds the highest rate that may be applicable to the specific Participant).

11.3. Grant and Use of Awards. In the discretion of the Committee, an Eligible Individual may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to an Eligible Individual. Subject to Section 4.9 (relating to repricing), Awards may be granted as alternatives to or replacement of awards granted or outstanding under the Plan, or any other plan or arrangement of the Company or a Subsidiary or a Related Company (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary or a Related Company). Subject to the overall limitation on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary or a Related Company,

including the plans and arrangements of the Company or a Subsidiary or a Related Company assumed in business combinations. Notwithstanding the provisions of Section 4.4, Options granted under the Plan in replacement for awards under plans and arrangements of the Company or a Subsidiary or a Related Company assumed in business combinations may provide for Exercise Prices that are less than the Fair Market Value of the shares of Stock at the time of the replacement grants, if the Committee determines that such Exercise Price is appropriate to preserve the economic benefit of the award. The provisions of this Section shall be subject to the provisions of Section 11.13.

11.4. Dividends and Dividend Equivalents. An Award (other than an Option) may provide the Participant with the right to receive dividend or dividend equivalent payments with respect to shares of Stock subject to the Award; provided, however, that no dividend or dividend equivalents granted in relation to Full Value Awards that are subject to vesting shall be settled prior to the date that such Full Value Award (or applicable portion thereof) becomes vested and is settled. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Stock, will be subject to the Company’s By-laws as well as Applicable Law and further may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in share of Stock equivalents. The provisions of this Section shall be subject to the provisions of Section 11.13.

11.5. Settlement of Awards. The obligation to make payments and distributions with respect to Awards may be satisfied through cash payments, the delivery of shares of Stock, the granting of replacement Awards, or combination thereof as the Committee shall determine; provided, however, that if a Cash Incentive Award is settled in shares of Stock, it must satisfy the minimum vesting requirements related to Full Value Awards (as described in Section 5.4, including the limited exception described in Section 3.3(g)). Satisfaction of any such obligations under an Award, which is sometimes referred to as “settlement” of the Award, may be subject to such conditions, restrictions and contingencies as the Committee shall determine. The Committee may permit or require the deferral of any Award payment or distribution, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, and may include converting such credits into deferred share of Stock equivalents. Except for Options designated at the time of grant or otherwise as intended to be subject to Section 409A of the Code, this Section 11.5 shall not be construed to permit the deferred settlement of Options, if such settlement would result in deferral of compensation under Treas. Reg. §1.409A-1(b)(5)(i)(A)(3) (except as permitted in Sections (i) and (ii) of that section). Each Subsidiary shall be liable for payment of cash due under the Plan with respect to any Participant to the extent that such benefits are attributable to the services rendered for that Subsidiary by the Participant. Any disputes relating to liability of a Subsidiary for cash payments shall be resolved by the Committee. The provisions of this Section shall be subject to the provisions of Section 11.13.

11.6. Transferability. Except as otherwise provided by the Committee, Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

11.7. Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

11.8. Agreement With Company. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written (including electronic) document as is determined by the Committee. A copy of such document shall be provided to the Participant, and the Committee may, but need not require that the Participant sign a copy of such document. Such document is referred to in the Plan as an “Award Agreement” regardless of whether any Participant signature is required.

11.9. Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary or Related Company shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by Applicable Law or applicable rules of any stock exchange) by a duly authorized officer of such company.

11.10. Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

11.11. Limitation of Implied Rights.

(a)	Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary or Related Company whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary or Related Company, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary or Related Company, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary or Related Company shall be sufficient to pay any benefits to any person.

(b)	The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating employee or other individual the right to be retained in the employ of the Company or any Subsidiary or Related Company or the right to continue to provide services to the Company or any Subsidiary or Related Company, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights and is registered in the Company’s Register of share of stockholders.

(c)	All Stock and shares issued under any Award or otherwise are to be held subject to the provisions of the Company’s By-laws and each Participant is deemed to agree to be bound by the terms of the Company’s By-laws as they stand at the time of issue of any shares of Stock under the Plan.

11.12. Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

11.13. Limitations under Section 409A. The provisions of the Plan shall be subject to the following:

(a)	Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Code, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Section 409A of the Code and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A of the Code the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A of the Code, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A of the Code.

(b)	Neither Section 11.3 nor any other provision of the Plan shall be construed to permit the grant of an Option if such action would cause the Option being granted or the option or stock appreciation right being replaced to be subject to Section 409A of the Code, provided that this Section (a) shall not apply to any Option (or option or stock appreciation right granted under another plan) being replaced that, at the time it is granted or otherwise, is designated as being deferred compensation subject to Section 409A of the Code.

(c)	Except with respect to an Option that, at the time it is granted or otherwise, is designated as being deferred compensation subject to Section 409A of the Code, no Option shall condition the receipt of dividends with respect to an Option on the exercise of such Award, or otherwise provide for payment of such dividends in a manner that would cause the payment to be treated as an offset to or reduction of the Exercise Price of the Option pursuant Treas. Reg. §1.409A-1(b)(5)(i)(E).

(d)	The Plan shall not be construed to permit a modification of an Award, or to permit the payment of a dividend or dividend equivalent, if such actions would result in accelerated recognition of taxable income or imposition of additional tax under Section 409A of the Code.

EXHIBIT A

UK TAX-QUALIFIED OPTIONS

The purpose of this Exhibit A is to provide, in accordance with Schedule 4 to the Income Tax (Earnings and Pensions) Act 2003 of the United Kingdom (“Schedule 4”), benefits for employees in the form of Tax-Qualified Options. The Committee may, when granting an Option to an Employee, designate it as a Tax-Qualified Option. If they do so, the provisions of the Innospec Inc. 2018 Omnibus Long-Term Incentive Plan (the “Plan”) will apply to it, as amended by this Exhibit A.

SECTION 1 OF EXHIBIT A

DEFINITIONS

Words used in this Exhibit A have the same meaning as in the Plan unless amended as stated below:

1.1. “Control” has the meaning given in s995 Income Tax Act 2007 of the United Kingdom.

1.2. “Employee” means an employee or director of a Participating Company but does not include anyone who is:

(a)	excluded from participation because of paragraph 9 of Schedule 4 (material interests provisions); or

(b)	a director who is required to work less than 25 hours a week (excluding meal breaks).

1.3. “HMRC” means Her Majesty’s Revenue and Customs of the United Kingdom.

1.4. “Market Value” in relation to a Share on a particular day means:

(a)	if the Shares are listed on a Recognised Stock Exchange, the closing price of the shares on the immediately preceding day (or if more than one price is shown, the lower price plus one half the difference between the two figures) if the exchange is open on that day, and if the exchange is not open on that day the relevant price for the latest previous day it was open; and

(b)	if the Shares are not listed on a Recognised Stock Exchange, the market value determined in accordance with the applicable provisions of Part VIII of the Taxation of Chargeable Gains Act 1992 of the United Kingdom, and any relevant published HMRC guidance, on the relevant day, and any restriction referred to in Section 4 of this Exhibit A will be ignored when determining Market Value.

1.5. “Ordinary Share Capital” has the meaning given in s989 Income Tax Act 2007 of the United Kingdom.

1.6. “Participating Company” means:

(a)	the Company and any Subsidiary;

(b)	any jointly-owned company (within the meaning of paragraph 34 of Schedule 4) designated by the Committee; and

(c)	any other entity designated by the Committee so long its participation would not prevent the Plan as amended by this Exhibit A from being a Schedule 4 Plan.

1.7. “Recognised Stock Exchange” has the meaning given in s1005 of the Income Tax Act 2007 of the United Kingdom.

1.8. “Retirement” shall be interpreted consistently with the interpretation of that term in s524 Income Tax (Earnings and Pensions) Act 2003 of the United Kingdom and applicable guidance from HMRC.

1.9. “Schedule 4” means Schedule 4 to the Income Tax (Earnings and Pensions) Act 2003 of the United Kingdom.

1.10. “Schedule 4 Plan” means a plan in relation to which the requirements of Parts 2 to 6 of Schedule 4 are (and are being) met.

1.11. “Shares” means, subject to Section 2 of this Exhibit A, shares of Common Stock which satisfy paragraphs 16 to 20 of Schedule 4.

1.12. “Subsidiary” means a company which is a subsidiary of the Company within the meaning of s1159 Companies Act 2006 of the United Kingdom which is under the Control of the Company.

1.13. “Takeover Offer” means either:

(a)	a general offer to acquire the whole of the issued ordinary share capital of the Company which is either unconditional or which is made on a condition such that if it is satisfied the person making the offer will have Control of the Company; or

(b)	a general offer to acquire all the Shares,

and for these purposes the reference to the “whole of the issued ordinary share capital” and “all the Shares” shall not be taken to include any capital or Shares held by the person making the offer or a person connected with that person (within the meaning of s718 Income Tax (Earnings and Pensions) Act 2003 of the United Kingdom), and it does not matter whether the offer is made to different shareholders by different means.

1.14. “Tax-Qualified Option” means an Option to which this Exhibit A applies.

1.15. “Tax-Qualified Option Expiration Date” has the meaning set forth in Section 9.4 of this Exhibit A.

SECTION 2 OF EXHIBIT A

SHARES

If any Shares which are subject to a Tax-Qualified Option cease to satisfy paragraphs 16 to 20 of Schedule 4 and this Exhibit A ceases to be a Schedule 4 Plan, or the Tax-Qualified Options become exercisable pursuant to Section 10.4 of this Exhibit A, the definition of “Shares” above is changed automatically to “shares of Common Stock”.

SECTION 3 OF EXHIBIT A

RESTRICTIONS ON TERMS OF TAX-QUALIFIED OPTIONS

3.1. A Tax-Qualified Option can only be satisfied by the delivery of Shares. The Committee may not permit or require the deferral of any settlement of a Tax-Qualified Option, and the relevant Shares shall be delivered no later than 30 days from the date of exercise.

3.2. The Exercise Price of a Tax-Qualified Option may not be paid by the tendering of shares of Stock.

3.3. If the Exercise Price of a Tax-Qualified Option (or any tax or social security withholding obligation arising in connection with its exercise) is funded by the sale of Shares acquired on exercise, the Shares must first be acquired by the Participant, and cannot be sold before the exercise of the Option.

3.4. A Tax-Qualified Option cannot be transferred during the Participant’s life, although it may be transmitted to the Participant’s personal representatives on the Participant’s death.

3.5. Any provisions in the Award Agreement for a Tax-Qualified Option shall comply with the requirements of Schedule 4.

3.6. The Company shall ensure that the Participant has an enforceable right to a Tax-Qualified Option (in accordance with its terms) from its date of grant.

SECTION 4 OF EXHIBIT A

NOTIFICATION OF TERMS OF TAX-QUALIFIED OPTION

4.1. The Company will ensure that the Participant is notified of the following (which must be determined on the date of grant of the Option) as soon as practicable after grant of a Tax-Qualified Option:

(a)	the number and description of the Shares subject to the Option;

(b)	the Exercise Price;

(c)	whether or not the Shares subject to the Option are subject to any restriction (as defined in paragraph 36(3) of Schedule 4) and, if so, the details of any such restrictions;

(d)	the times at which the Option may be exercised (in whole or in part);

(e)	the circumstances under which the Option will lapse or be cancelled (in whole or in part), including any conditions to which the exercise of the Option (in whole or in part) is subject; and

(f)	any mechanism by way of which any terms referred to in sub-paragraphs (a) and (c) to (e) above can be changed.

4.2. The notification may be given wholly or partly through the Award Agreement relating to the Tax-Qualified Option.

SECTION 5 OF EXHIBIT A

EXERCISE PRICE

The Exercise Price of a Tax-Qualified Option will not be less than Market Value of a Share on the date of grant.

SECTION 6 OF EXHIBIT A

HMRC LIMIT

The aggregate Market Value of:

(a)	the Shares subject to a Tax-Qualified Option held by a Participant; and

(b)	the Shares which the Participant may acquire on exercising other Tax-Qualified Options; and

(c)	the shares which the Participant may acquire on exercising his options under any other Schedule 4 Plan established by the Company or by any of its associated companies (as defined in paragraph 35 of Schedule 4), must not be more than the amount permitted under paragraph 6(1) of Schedule 4 (currently £30,000). To the extent that a Tax-Qualified Option is purportedly granted over a number of Shares which would result in this limit being exceeded the Option shall be automatically limited and take effect so that this limit is not exceeded, and the Tax-Qualified Option shall be deemed not to have been granted to the extent that it exceeds this limit. For the purposes of this Section, Market Value is calculated as at the date of grant of the relevant option.

SECTION 7 OF EXHIBIT A

ADJUSTMENT OF OPTIONS

7.1. Adjustments may be made to Tax-Qualified Options under Section 3.2 of the Plan only where there is a variation of the share capital of which Shares form part and:

(a)	the total Exercise Price after adjustment must be substantially the same as before adjustment; and

(b)	the total Market Value of the Shares subject to the Option must remain substantially the same; and

(c)	the Plan (as amended by this Exhibit A) must continue to be a Schedule 4 Plan.

7.2. An annual return relating to the Plan (as amended by this Exhibit A) submitted to HMRC following any such adjustment must include a declaration that the Plan (as amended by this Exhibit A) continues to comply with Schedule 4.

SECTION 8 OF EXHIBIT A

MATERIAL INTEREST

A Participant may not exercise a Tax-Qualified Option while he is excluded from participation in a Schedule 4 Plan under paragraph 9 of Schedule 4 (material interest provisions).

SECTION 9 OF EXHIBIT A

EXERCISE – ADDITIONAL PROVISIONS

9.1. A Tax-Qualified Option shall vest and become exercisable on the third anniversary of the date of grant of the Option (or such later date as may be provided in the Award Agreement) save where it may be exercised earlier in accordance with the other provisions of this Section 9, Section 10 of this Exhibit A or Section 8 of the Plan. A Tax-Qualified Option shall not be exercisable before any such date or time.

9.2. Notwithstanding the provisions of Sections 4.5 and 4.6 of the Plan, but save to the extent otherwise prohibited by any other provision of the Plan (as amended by this Exhibit A), a Participant may exercise a Tax-Qualified Option for the period of six months after ceasing to be an Employee for any of the following reasons:

(a)	injury;

(b)	ill health;

(c)	Disability;

(d)	Retirement;

(e)	redundancy (within the meaning of the Employment Rights Act 1996 of the United Kingdom);

(f)	the Participant’s employer ceasing to be a Participating Company;

(g)	the transfer of the business that employs the Participant to a person that is not a Participating Company; or

(h)	any other reason with the consent of the Committee.

9.3. If a Participant dies before the lapse of a Tax-Qualified Option, his Tax-Qualified Option may be exercised by his personal representatives at any time within 12 months after his death, notwithstanding any earlier lapse in accordance with the rules of the Plan.

9.4. A Tax-Qualified Option shall not be exercisable after the Company’s close of business on the last business day that occurs prior to the Tax-Qualified Option Expiration Date. The Tax-Qualified Option Expiration Date shall be the earliest to occur of the following:

(a)	the date on which any applicable period provided in Section 9.2 of this Exhibit A expires;

(b)	the date on which the Participant ceases to be an Employee for any reason other than those set out in Section 9.2 of this Exhibit A;

(c)	the date on which the Option lapses in accordance with Section 10.4(c) of this Exhibit A, if applicable;

(d)	the last day of the period specified in Section 10.5 of this Exhibit A, if applicable;

(e)	any date on which the Option lapses in accordance with Section 10.6 of this Exhibit A;

(f)	any other date on which the Option lapses in accordance with the Plan (other than Section 4 of the Plan) or the Award Agreement; or

(g)	the last day of the term of the Option,

in each case save where Section 9.3 of this Exhibit A applies in which case the Tax-Qualified Option Expiration Date shall be the last day of the period referred to in that Section 9.3. Section 4.6 of the Plan shall not apply to a Tax-Qualified Option.

9.5. Except for rights determined by reference to a date before the date of issue, or any restriction notified in accordance with Section 4.1(c) of this Exhibit A, Shares issued in satisfaction of the exercise of an Option shall rank equally in all respects with Shares of the same class in issue at the date of issue.

SECTION 10 OF EXHIBIT A

CORPORATE EVENTS

10.1. Change in Control. The provisions of this Section 10 of Exhibit A have effect in addition to any provisions provided in the Award Agreement or by the Committee pursuant to Section 8 of the Plan. Notwithstanding the foregoing, no such provision provided in the Award Agreement shall have effect if it would affect the status of the Plan as amended by this Exhibit A as a Schedule 4 Plan, and no such provision provided by the Committee shall have effect if it would affect such status as a Schedule 4 Plan unless it is determined that the Plan as amended by this Exhibit A should cease to be a Schedule 4 Plan.

10.2. Takeover Offer. If any person obtains Control of the Company as a result of making a Takeover Offer (other than pursuant to a Reorganisation), any Tax-Qualified Options that are not exchanged pursuant to Section 10.4 of this Exhibit A may, subject to Section 10.4, be exercised within [40] days after the time when the person making the offer has obtained Control of the Company and any conditions subject to which the Takeover Offer is made have been satisfied.

10.3. Non-UK Company Reorganisation Arrangement. If a non-UK company reorganisation arrangement (as defined in Schedule 4) applicable to or affecting:

(a)	all the ordinary share capital of the Company, or all the Shares; or

(b)	all the ordinary share capital of the Company, or all the Shares, which are held by a class of shareholders identified otherwise than by reference to their employment or directorships or their participation in a Schedule 4 Plan, becomes binding on the shareholders covered by it, then any Options that are not exchanged pursuant to Section 10.4 of this Exhibit A may be exercised within 40 days of the arrangement becoming binding.

10.4. Option exchange.

(a)	If, as a result of the events specified in Section 10.2 or 10.3 of this Exhibit A, a company has obtained Control of the Company, the Participant may, by agreement with that other company (the “Acquiring Company”), within the applicable period provided in paragraph 26(3) of Schedule 4, release each Option (the “Old Option”) in consideration of the grant of an Option (the “New Option”) which satisfies the conditions set out in paragraph 27 of Schedule 4.

(b)	Where, in accordance with this Section 10.4, Options are released and New Options granted, the New Options shall not be exercisable in accordance with Sections 10.2 or 10.3 above by virtue of the event by reason of which the New Options were granted.

(c)	Where New Options are, or are to be, offered in exchange for the release of Old Options in accordance with the above provisions of this Section 10.4, the Committee may determine that the Old Options will not become exercisable or lapse as a result of the relevant event under Section 10.2 or 10.3. In such cases the Old Options will, if the Committee so specifies, lapse at the end of the period for acceptance of the offer, provided that Option Holders have a period of at least 14 days in which to accept the offer.

10.5. Shares Ceasing to be Subject to Schedule 4. If Section 10.2 or 10.3 of this Exhibit A applies and, as a result of the event by virtue of which that paragraph applies, Shares in the Company would no longer meet the requirements of Part 4 of Schedule 4, the Committee, acting fairly and reasonably, may decide that the Tax-Qualified Options may be exercised under that Section only within a 20 day period after the relevant event.

10.6. Lapse Following Corporate Event. Where a Tax-Qualified Option becomes exercisable pursuant to this Section 10 of Exhibit A, if it is not exercised by the end of the period specified for exercise it shall then lapse (save where Section 9.3 of this Exhibit A applies).

10.7. Extent of Exercise Following Corporate Event. Where a Tax-Qualified Option becomes exercisable pursuant to this Section 10, it shall be exercisable in full, subject to any contrary provision in the Award Agreement.

SECTION 11 OF EXHIBIT A

COMMITTEE’S POWERS

11.1. The Committee’s powers under the Plan are further restricted in relation to Tax-Qualified Options as described in this Section.

11.2. No amendment to the Plan or this Exhibit A shall apply in relation to Tax-Qualified Options if it would result in the Plan as amended by this Exhibit A ceasing to be a Schedule 4 Plan, unless it is determined that it should so cease.

11.3. This Exhibit A, and the Plan as amended by this Exhibit A, shall at all times be interpreted in a manner consistent with Schedule 4 and any other legislative provisions applying to Schedule 4 Plans, save where it is determined that the Plan as amended by this Exhibit A should cease to be a Schedule 4 Plan.

11.4. Any exercise of discretion in relation to an outstanding Tax-Qualified Option must be done in a fair and reasonable manner.

11.5. An annual return submitted to HMRC following any change to a term of a Tax-Qualified Option which is necessary to comply with Parts 2 to 6 of Schedule 4 must include a declaration that the Plan continues to comply with Schedule 4 from the date of the change.

INNOSPEC INC.

RULES of the INNOSPEC INC. SHARESAVE PLAN 2008 (as amended and restated May 2018)

1.	PURPOSE

The purpose of the Plan, which shall be known as the Innospec Inc. ShareSave Plan 2008 (the “Plan”) is to provide a means through which the Company and its Group Members may attract able persons to enter and remain in the employ of the Group and to provide a means whereby employee and directors of the Group can acquire common stock, thereby strengthening their commitment to the welfare of the Company and the Group and promoting an identity of interest between stockholders and these employees and directors.

2.	INTERPRETATION

2.1.	Definitions

The definitions in Part A shall apply to the Plan except where expressly provided otherwise.

2.2.	Interpretation

In the Plan, unless otherwise specified:

2.2.1.	the contents and rule headings are inserted for ease of reference only and do not affect the interpretation of the Plan;

2.2.2.	a reference to a Rule is a reference to a rule of the Plan or to a Part of the Plan as appropriate;

2.2.3.	save as provided for by law and subject to Rule 10.4 a reference to writing includes any mode of reproducing words in a legible form and reduced to paper or electronic format or communication including, for the avoidance of doubt, correspondence via e-mail;

2.2.4.	the singular includes the plural and vice versa and the masculine includes the feminine;

2.2.5.	a reference to a statutory provision includes any statutory modification, amendment or re-enactment thereof; and

2.2.6.	the Interpretation Act 1978 applies to the Plan in the same way as it applies to an enactment.

3.	EFFECTIVE DATE AND DURATION OF PLAN

3.1.	Commencement

The Plan was originally adopted as approved by the stockholders of the Company and effective from 6 May 2008. Subject to the approval of stockholders at the 2018 Annual Meeting of Stockholders, the Plan will be renewed for an additional ten (10) year period, such renewal to take effect from May 6, 2018. No awards shall be made under the Plan unless the Plan has been approved by the stockholders. No awards shall be made under Part A until that Part has been approved by HM Revenue & Customs.

3.2.	Duration of Plan

The Plan shall terminate on the tenth anniversary of the date on which its renewal is approved by the Company’s stockholders or at any earlier time by the passing of a resolution by the Committee. Termination of the Plan shall be without prejudice to the subsisting rights of a participant in the Plan.

4.	PLAN LIMITS

The present maximum aggregate number of Shares which may be issued under the Plan is 750,000 subject to any future increase in this limit which may be substituted at the discretion of the Committee upon approval by the stockholders of the Company. Subject to stockholder approval at the 2018 Annual Meeting of Stockholders in May 2018, this will be increased to a maximum aggregate number of shares of 1,650,000. For the purposes of the limit in this Rule 4 any Shares subject to an option or other rights granted under the Plan which have lapsed, been renounced or otherwise become incapable of being exercised or vesting shall not be treated as issued.

5.	PLAN PARTS

5.1.	General

The Plan comprises three parts:

5.1.1.	Part A which provides for the grant of options to eligible employees under a savings-related share option plan approved by HM Revenue & Customs;

5.1.2.	Part B which provides for the making of awards to eligible employees under an employee stock purchase plan established in accordance with section 423 of the United States Internal Revenue Code; and

5.1.3.	Part C which provides for the grant of options or stock equivalent units to eligible employees under a savings-related option plan which is neither approved by HM Revenue & Customs nor qualifies for favoured tax status in the United States of America;

and references to a Part of the Plan shall be construed accordingly.

5.2.	Freedom to operate Parts

On every occasion that the Committee resolves to make awards under the Plan it shall have complete discretion as to whether to invite Eligible Employees to participate in Part A, Part B or Part C of the Plan.

6.	ISSUE AND AVAILABILITY OF PLAN SHARES

6.1.	Rights attaching to Plan Shares

All Plan Shares issued under the Plan shall, as to voting, dividend, transfer and other rights, including those arising on a liquidation of the Company, rank equally in all respects and as one class with the Plan Shares in issue at the date of such issue save as regards any rights attaching to such Plan Shares by reference to a record date prior to the date of such issue.

6.2.	Availability of Plan Shares

The Company shall at all times use its reasonable endeavors to keep available sufficient authorized but unissued Plan Shares to satisfy all rights under the Plan which the Committee has determined will be satisfied by the issue of Plan Shares.

6.3.	Application for listing and admission to trading of Plan Shares

While Plan Shares are admitted to trading on NASDAQ the Company shall, at its expense, make application for, and use its reasonable endeavors to obtain admission to trading on NASDAQ for Plan Shares allotted on the exercise of rights granted under the Plan.

7.	RELATIONSHIP OF PLAN TO CONTRACT OF EMPLOYMENT

7.1.	Contractual Provisions

Notwithstanding any other provision of the Plan:

7.1.1.	the Plan shall not form part of any contract of employment between any Group Member and an Eligible Employee;

7.1.2.	unless expressly so provided in his contract of employment, an Eligible Employee has no right to be granted any rights under the Plan;

7.1.3.	the benefit to an Eligible Employee of participation in the Plan (including, in particular but not by way of limitation, any rights held by him under the Plan) shall not form any part of his remuneration or count as his remuneration for any purpose and, for the purposes of his contract of employment, shall not be pensionable; and

7.1.4.	if an Eligible Employee ceases to be in Relevant Employment, he shall not be entitled to compensation for the loss of any right or benefit or prospective right or benefit under the Plan (including, in particular but not by way of limitation, any rights held by him under the Plan which lapse by reason of his ceasing to be in Relevant Employment) whether by way of damages for unfair dismissal, wrongful dismissal, breach of contract or otherwise.

7.2.	Deemed Agreement

By applying for any Option (or other award under this Plan) an Option Holder is deemed to have agreed to the provisions of this Rule 7.

8.	ADMINISTRATION OF PLAN

8.1.	Responsibility for administration

The Company shall be responsible for, and shall have the conduct of, the administration of the Plan. The Committee may from time to time make, amend or rescind regulations for the administration of the Plan provided that such regulations shall be consistent with the Rules and not cause any of the provisions of Schedule 3 which are relevant to the Plan to cease to be satisfied.

8.2.	Committee’s decision final and binding

The decision of the Committee shall be final and binding in all matters relating to the administration of the Plan, including but not limited to the resolution of any dispute concerning, or any inconsistency or ambiguity in the Rules or any document used in connection with the Plan.

8.3.	Cost of Plan

The cost of introducing and administering the Plan shall be met by the Company. The Company shall be entitled, if it wishes, to charge an appropriate part of such cost to a Subsidiary. The Company shall also be entitled, if it wishes, to charge to a Subsidiary the opportunity cost of issuing Plan Shares to an Option Holder employed by the Subsidiary in relation to his exercise of an Option.

8.4.	Data protection

8.4.1	In respect of the period prior to 25 May 2018, by accepting an Option and not declining it, an Option Holder consents to the holding and processing of personal data provided by the Option Holder to the Company or any member of the Group, trustee or third party service provider, for all purposes relating to the operation of the Plan. These include, but are not limited to:

8.4.1.1	administering and maintaining Participant records;

8.4.1.2	providing information to HM Revenue & Customs, members of the Group, the trustee of any employee benefit trust, registrars, brokers or third party administrators of the Plan;

8.4.1.3	transferring information about the Option Holder to a country or territory outside the European Economic Area that may not provide the same statutory protection for the information as the Option Holder’s home country.

8.4.2	From 25 May 2018, the Company and any member of the Group will process each Eligible Employee’s data in accordance with:

8.4.2.1	the applicable data privacy policy or policies adopted by the Company or other member of the Group; and

8.4.2.2	the data privacy notice(s) provided to the Eligible Employee covering the processing of the Eligible Employee’s data in connection with the Plan.

9.	AMENDMENT OF PLAN

9.1.	Power to amend Plan

Subject to the further provisions in this Rule 9, the provisions of Rule 11 of Part A and the provisions of Rule 19 of Part B, the Committee may from time to time amend the rules of the Plan.

9.2.	Rights of existing Option Holders

An amendment may not adversely affect existing rights under the Plan except where the amendment has been approved by those who would be adversely affected by the amendment in such manner as would be required by the Company’s articles of incorporation (with appropriate changes) if the Plan Shares subject to those rights which would be so adversely affected had been issued or transferred to them (so that they had become shareholders in the Company) and constituted a separate class of shares.

9.3.	Stockholder Approval

No alteration to the Rules of this Plan shall be effective without stockholder approval to the extent that such approval is required by any applicable law, regulatory authority or the rules of any relevant exchange.

9.4.	Amendment to Part B

No amendment shall be made that would result in any provision of Part B of the Plan failing to comply with Rule 16b-3 under the Exchange Act or qualify under Section 423 of the Internal

Revenue Code. In addition to the extent necessary to comply with Rule 16b-3 under the Exchange Act or Section 423 of the Code (or any successor rule or provision or applicable law or regulation) the Company shall obtain stockholder approval with respect to any amendment in such a manner and to such a degree as required.

9.5.	Notification of Option Holders

The Committee shall, as soon as reasonably practicable, notify anyone adversely affected by any amendment to the Rules under this Rule 9 and explain how it affects his position under the Plan.

10.	NOTICES

10.1.	Notice by Committee

Save as provided for by law and subject to Rule 10.4, any notice, document or other communication given by, or on behalf of, the Committee or to any person in connection with the Plan shall be deemed to have been duly given if delivered to him at his place of work, if he is in Relevant Employment, if sent by e-mail to such e-mail address as may be specified by him from time to time, or sent through the post in a pre-paid envelope to the postal address last known to the Company to be his address and, if so sent, shall be deemed to have been duly given on the date of posting.

10.2.	Deceased Option Holders

Save as provided for by law and subject to Rule 10.4, any notice, document or other communication so sent to an Option Holder shall be deemed to have been duly given notwithstanding that such Option Holder is then deceased (and whether or not the Committee has notice of his death) except where his personal representatives have established their title to the satisfaction of the Committee and supplied to the Committee an e-mail or postal address to which notices, documents and other communications are to be sent.

10.3.	Notice to Committee

Save as provided for by law and subject to Rule 10.4, any notice, document or other communication given to the Committee in connection with the Plan shall be delivered or sent by post to the Company Secretary at the Company’s registered office or such other e-mail or postal address as may from time to time be notified to Option Holders but shall not in any event be duly given unless and until it is actually received at the registered office or such e-mail or postal address and shall be deemed to have been duly given on the date of such receipt.

10.4.	Option Certificate and Notice of Option

For the avoidance of doubt, the Option Certificate and Notice of Option may not be executed or delivered by e-mail or other such similar electronic communication.

11.	GOVERNING LAW AND JURISDICTION

11.1.	Plan governed by English law

Subject to Rule 23.2 of Part B of the Plan the formation, existence, construction, performance, validity and all aspects whatsoever of the Plan, any term of the Plan and any Option granted under it shall be governed by English law.

11.2.	English courts to have jurisdiction

Subject to Rule 23.2 of Part B of the Plan the English courts shall have jurisdiction to settle any dispute which may arise out of, or in connection with, the Plan.

11.3.	Jurisdiction agreement for benefit of Company

The jurisdiction agreement contained in this Rule 11 is made for the benefit of the Company only, which accordingly retains the right to bring proceedings in any other court of competent jurisdiction.

11.4.	Option Holder deemed to submit to such jurisdiction

By applying to participate in the Plan, an Option Holder is deemed to have agreed to submit to such jurisdiction.

PART A	APPROVED BY HER MAJESTY’S REVENUE AND CUSTOMS UNDER THE INCOME TAX (EARNINGS AND PENSIONS) ACT 2003 ON 2nd JUNE 2008 UNDER REFERENCE SRS102747/GWW

1.	INTERPRETATION

1.1.	Definitions

In this Plan, unless the context otherwise requires, the following words and expressions have the following meanings:

“Acquiring Company”	means a company (including a New Holding Company) which obtains Control of the Company in the circumstances referred to in Rule 7.1, 7.2, 7.3, or 7.5;

“Applicant”	means an Eligible Employee who applies for the grant of an Option;

“Application“	means an application for the grant of an Option;

“Application Form”	means the form on which an application for the grant of an Option is made;

“Approval Date”	means the date on which this Part A of the Plan was approved by HM Revenue & Customs under Schedule 3;

“Associated Company”	has the meaning given to that expression by paragraph 47 of Schedule 3 or, where the context requires, paragraph 35(4) of Schedule 3;

“Bonus Date”	means

(1) in the case of a three year Savings Contract, the earliest date on which a Standard Bonus would be payable under the Savings Contract; and

(2)  in the case of a five year Savings Contract, the earliest date on which a Standard Bonus or a Maximum Bonus would be payable under the Savings Contract, according to whether, for the purpose of determining the number of Plan Shares over which the Option linked to the Savings Contract was granted, the repayment under the Savings Contract is to be taken as including the Standard Bonus (or no bonus) or the Maximum Bonus, respectively;

“Company”	means Innospec Inc., a Delaware corporation, being the scheme organiser for the purposes of paragraph 2(2) of Schedule 3;

“Committee“	means the Compensation Committee of the board of directors of the Company or any other duly authorized committee of the Board;

“Consortium”	has the meaning given to that word by paragraph 48(2) of Schedule 3;

“Constituent Company”	means the Company or a company which is a Subsidiary and which has been nominated by the Committee to participate in the Plan from time to time;

“Control”	has the meaning given by section 719 ITEPA 2003;

“Dealing Day”	means any day on which NASDAQ is open for the transaction of business;

“Eligible Employee”	means an individual who is:

(1) an employee (other than a director) of a Constituent Company; or

(2) a director of a Constituent Company who is contracted to work at least 25 hours per week for the Group (exclusive of meal breaks);

and who, in either case:

(i) is not eligible solely by reason that he is a non-executive director of a Constituent Company;

(ii) has earnings in respect of his office or employment which are (or would be if there were any) general earnings to which section 15 of ITEPA 2003 applies;

(iii) has at the Grant Date been such a director or employee for such period, not exceeding five years, as the Committee determines for the purpose of an issue of Invitations;

(iv) has not given or been given notice to terminate his employment within the Group; and

(3) a director (other than a non executive director) or employee of a Constituent Company nominated by the Committee to be an Eligible Employee

“Employer Company“	means the Group Member which employs the Option Holder;

“Exercise Price”	means the amount per Plan Share in sterling payable on the exercise of an Option determined in accordance with Rule 4;

“Grant Date”	means the date on which an Option is granted to an Eligible Employee determined in accordance with Rule 3.3;

“Group”	means the Company and all Subsidiaries and Associated Companies of the Company and “Group Member” shall be construed accordingly;

“ITA 2007”	means the Income Tax Act 2007;

“Invitation”	means an invitation to apply for the grant of an Option issued under Rule 2.2;

“Invitation Date”	means the date on which an Invitation is issued;

“ITEPA 2003”	means the Income Tax (Earnings and Pensions) Act 2003;

“Market Value”	means

(a)  if at the relevant time Plan Shares are listed in the daily official list of any recognised investment exchange within the meaning of section 1005 of ITA 2007, the middle market quotation of a Plan Share (as derived from that list) for the Dealing Day immediately preceding the Invitation Date or, if the Committee so decides, an amount equal to the arithmetic average of the middle market quotations of a Plan Share (derived on the same basis) for the three Dealing Days immediately preceding the Invitation Date provided that in no case may the market value of a Plan Share be determined by reference to a Dealing Day which falls within a Proscribed Period; or

(b)  if at the relevant time Plan Shares are not so listed, the market value of a Plan Share as determined in accordance with Part VIII of the Taxation of Chargeable Gains Act 1992 taking into account any valuation methodology then published by HMRC

“Maximum Bonus”	means the bonus which is payable under a five year Savings Contract, at the earliest, seven years after the starting date of the Savings Contract;

“Minimum Monthly Savings Amount”	means in relation to each Invitation, the minimum monthly saving which may be made by an Option Holder as determined by the Committee in accordance with paragraph 25(3)(b) of Schedule 3 being not less than £5 nor more than £10 (or such other amount as may be permitted from time to time under paragraph 25(3)(b) of Schedule 3);

“NASDAQ”	means National Association of Securities Dealers Automatic Quotation system the electronic market administered by the National Association of Securities Dealers in the United States of America;

“New Holding Company”	means a company which obtains Control of the Company where 90% or more of the New Holding Company’s ordinary shares are held in substantially the same proportions by substantially the same persons who previously held the Company’s ordinary shares;

“New Option”	means an option granted by way of exchange under Rule 8.1;

“New Plan Shares”	means the shares subject to a New Option;

“Notice of Exercise”	means the notice given in respect of the exercise of an Option under Rule 5.7;

“Option”	means a right to acquire Plan Shares granted under the Plan;

“Option Certificate”	means the deed or statement under which an Option is granted in accordance with Rule 3.3;

“Option Holder”	means an individual who holds an Option or, where the context permits, his legal personal representatives;

“Non-UK Company Reorganisation”	an arrangement as defined by paragraph 47A of Schedule 3;

“Participating Company”	means the Company or a Subsidiary;

“Plan Shares”	means ordinary stock in the capital of the Company (or any stock representing it) which satisfy the conditions in paragraphs 18 to 22 of Schedule 3;

“Proscribed Period”	means any period during which dealings in Plan Shares by directors is proscribed due to the existence of unpublished price sensitive information in accordance with applicable law, regulations imposed by any exchange on which the Company’s shares are traded or the Company’s own code on insider dealing (unless, in the case of the Company’s own code on insider dealing, the Committee determines reasonably that such period should not be proscribed for the purposes of the Plan but provided always that this discretion shall not be exercised to treat any period which would be proscribed by law as not being so proscribed);

“Relevant Employment”	means employment with any Group Member;

“Renewal Date”	means the date on which the Plan is approved for renewal by the Company;

“Relevant Share Option Scheme”	means a share option scheme under Schedule 3;

“Reorganisation”	means any variation in the share capital of the Company, including but without limitation a capitalization issue, rights issue, rights offer or bonus issue and a sub-division, consolidation or reduction in the capital of the Company but excluding a capitalization issue in substitution for or as an alternative to a cash dividend;

“Savings Contract”	means a contract under a certified SAYE savings arrangement within the meaning of section 703 of the Income Tax (Trading and Other Income) Act 2005 which has been approved by HM Revenue & Customs for the purpose of Schedule 3;

“Schedule 3”	means Schedule 3 to ITEPA 2003;

“Standard Bonus”	means the earliest bonus which is payable under a Savings Contract;

“Subsidiary”	means a company which is a subsidiary of the Company within the meaning of section 1159 of the Companies Act 2006.

2.	INVITATIONS TO APPLY FOR AND APPLICATIONS FOR, GRANT OF OPTIONS

2.1.	Announcement of intention to issue Invitations by Committee

The Committee may, in its absolute discretion, resolve to issue Invitations at such time as it shall in its discretion determine provided always that an Invitation may not be issued during a Proscribed Period.

2.2.	Persons to whom Invitations must be issued

If the Committee announces its intention to issue Invitations, it shall issue an Invitation to every person who is, or will on the Grant Date be, an Eligible Employee.

2.3.	Documents which must accompany Invitation

An Invitation shall be accompanied by an Application Form to be used by the recipient of the Invitation to apply for the grant of the Option referred to in the Invitation and to apply to enter into a Savings Contract approved by the Committee for the purpose of that issue of Invitations and linked to the Option.

2.4.	Contents of Invitation

An Invitation shall state:

2.4.1.	the date, being not less than 14 nor more than 21 days after the date of issue of the Invitation, by which the recipient of the Invitation must submit an Application;

2.4.2.	the Minimum Monthly Savings Amount under the Savings Contract linked to the Option referred to in the Invitation;

2.4.3.	the Exercise Price under the Option referred to in the Invitation or the method by which the Exercise Price will be determined and notified to Eligible Employees;

2.4.4.	the maximum permitted aggregate monthly savings contribution under the Savings Contract linked to the Option referred to in the Invitation taken together with savings contributions by the Applicant under any other savings contract linked to any other Option or option granted under any other SAYE option scheme under Schedule 3, being the lesser of £500 (or such other amount as may be permitted from time to time under paragraph 25(3)(a) of Schedule 3) and such other amount (being a multiple of £1 and not less than £5 (or such other minimum savings amount specified from time to time under paragraph 25(3)(b) of Schedule 3) as the Committee may determine for the purpose of that issue of Invitations;

2.4.5.	whether an Applicant must enter into a three year or a five year Savings Contract or may choose either;

2.4.6.	whether, for the purpose of determining the number of Plan Shares over which the Option referred to in the Invitation is to be granted, the repayment under the Savings Contract linked to the Option must be taken as including the Maximum Bonus, the Standard Bonus or no bonus or whether the recipient of the Invitation may choose any of these; and

2.4.7.	the maximum total number of Plan Shares, if any, set by the Committee under Rule 2.8 over which Options will be granted in response to that issue of Invitations.

Subject to this Rule 2.4 an Invitation shall be in such form as the Committee may determine from time to time.

2.5.	Contents of Application Form

An Application Form shall require an Applicant to state:

2.5.1.	the monthly savings contribution (being a multiple of £1 and not less than £5 (or such other minimum savings amount specified from time to time under paragraph 25(3)(b) of Schedule 3) which he wishes to make under the Savings Contract linked to the Option referred to in the Invitation;

2.5.2.	that his proposed monthly savings contribution, when added to any monthly savings contributions then being made by him under any other Savings Contract linked to an Option or to an option granted under any other SAYE option scheme under Schedule 3, will not exceed the maximum permitted aggregate monthly savings contribution specified in the Invitation;

2.5.3.	where appropriate, whether he wishes to enter into a three or five year Savings Contract, and, in the case of a five year Savings Contract, whether he wishes it to be linked to the Maximum Bonus or the Standard Bonus; and

2.5.4.	where appropriate, whether, for the purpose of determining the number of Plan Shares over which the Option referred to in the Invitation is to be granted, he wishes the repayment under the Savings Contract linked to the Option to be taken as including a bonus or no bonus;

and shall authorize the Committee to enter on the Application Form, on behalf of the Applicant, such monthly savings contribution, not exceeding the maximum stated on the Application Form, or as the Committee determines under Rule 3.6.

Subject to this Rule 2.5 an Application Form shall be in such form as the Committee may determine from time to time.

2.6.	Number of Plan Shares applied for in Application

An Application shall be deemed to be for the grant of an Option over the maximum whole number of Plan Shares which may be acquired at the Exercise Price out of the expected repayment (including any bonus where permitted under Rule 2.4.6 and requested by the Applicant pursuant to Rule 2.5.4) under the Savings Contract linked to the Option at the applicable Bonus Date.

2.7.	Making of Applications

The recipient of an Invitation who wishes to apply for the grant of the Option referred to in the Invitation shall submit to the Committee, within the period specified in the Invitation, a duly completed Application Form.

2.8.	Power to Set Limit

The Committee may, in its absolute discretion, from time to time set a maximum limit on the total number of Plan Shares which may be placed under Option under the Plan in response to an issue of Invitations (but no such limit shall invalidate any Option granted prior to such limit being set).

3.	GRANT OF OPTIONS

3.1.	Options granted by Company

The Company may from time to time grant Options to Eligible Employees.

3.2.	Persons to whom Options must be granted

The Committee shall grant the Option referred to in each Invitation in respect of which the Committee has received a valid Application and, where Rule 3.6.4 applies, which has been selected by lot.

3.3.	Procedure for grant of Options and Grant Date

The Committee shall grant an Option by passing a resolution. The Grant Date shall be the date on which the Committee passes the resolution or such later date as is specified in the resolution and allowed by Rules 3.7 and 3.8. The grant of an Option or Options shall be evidenced by a deed executed by or on behalf of the Committee. The deed or a statement providing details of the grant shall be issued to each Applicant who has been granted an Option as soon as reasonably practicable following the grant of the Option.

3.4.	Contents of Option Certificate

An Option Certificate shall state:

3.4.1.	the Grant Date;

3.4.2.	the number of Plan Shares subject to the Option;

3.4.3.	the Exercise Price; and

3.4.4.	the Bonus Date, being the date on which the Option will ordinarily become exercisable.

Subject thereto, an Option Certificate shall be in such form as the Committee may determine from time to time.

3.5.	Number of Plan Shares over which Options granted

An Option shall be granted over the number of Plan Shares for which the Applicant is deemed under Rule 2.6 or 3.6, as appropriate, to have applied.

3.6.	Scaling down of Applications

If the Committee receives Applications for the grant of Options over a number of Plan Shares in excess of any of the limits in Rule 2.8, it shall, to the extent necessary to eliminate the excess, take the following steps in the following order or such other steps as it may agree in advance with HM Revenue & Customs:

3.6.1.	first, for the purpose of determining the number of Plan Shares over which the Option referred to in an Invitation is to be granted, it shall take the repayment under the Savings Contract linked to the Option as including the Standard Bonus instead of the Maximum Bonus;

3.6.2.	secondly, it shall take the repayment under the Savings Contract linked to the Option as including no bonus instead of the Standard Bonus;

3.6.3.	thirdly, it shall reduce pro rata the excess over £5 (or such other minimum savings amount specified from time to time under paragraph 25(3)(b) of Schedule 3), or such greater amount as the Committee may determine, of the monthly savings contribution selected by each Applicant;

3.6.4.	fourthly, it shall select Applications by lot and each Application shall be deemed to be for a monthly savings contribution of £5 (or such other minimum savings amount specified from time to time under paragraph 25(3)(b) of Schedule 3) only with the repayment under the Savings Contract linked to the Option taken as including no bonus.

Each Application shall be deemed to have been withdrawn or amended accordingly and the Committee shall amend each Application Form to reflect any reduction in the bonus or the monthly savings contribution resulting therefrom.

For the purpose of applying this Rule 3.6, if an Applicant has made multiple Applications, the Applications shall be treated as a single Application and the monthly savings contributions applied for in the Applications shall be aggregated.

3.7.	Period allowed for grant of Options

An Option may be granted only during the period of thirty days beginning on the earliest of the dates referred to in the definition of “Market Value” and used for the purpose of determining the Exercise Price or, if Rule 3.6 applies, during the period of forty two days beginning on the earliest of such dates.

3.8.	Duration of Plan

An Option may not be granted:

3.8.1.	earlier than the Approval Date; nor

3.8.2.	more than ten years after the Renewal Date.

3.9.	Persons to whom Options may be granted

The Committee may not grant an Option to an individual who is not an Eligible Employee on the Grant Date.

3.10.	Options non-transferable

An Option shall be personal to the Eligible Employee to whom it is granted and, subject to Rule 6.1, shall not be capable of being transferred, charged or otherwise alienated and shall lapse immediately if the Option Holder purports to transfer, charge or otherwise alienate the Option.

4.	EXERCISE PRICE

The Exercise Price shall be determined by the Committee and may be any price but shall not be less than the higher of:

(a)	eighty percent of the Market Value of a Plan Share expressed in sterling using the closing rate for the conversion of US dollars into sterling as published in the Wall Street Journal on the relevant Invitation Date (or in any other newspaper approved by HM Revenue & Customs for this purpose); and

(b)	in the case of any Option which will be satisfied by the issue of new shares the nominal value of a Plan Share.

5.	EXERCISE OF OPTIONS

5.1.	Earliest date for exercise of Options

Subject to Rules 6 and 7, an Option may not be exercised before the Bonus Date.

5.2.	Latest date for exercise of Options

Subject to Rule 6.1, an Option may not be exercised more than six months after the Bonus Date and if not exercised by that date shall lapse immediately.

5.3.	Persons who may exercise Options

Subject to Rule 6, an Option may be exercised only while the Option Holder is in Relevant Employment and if an Option Holder ceases to be in Relevant Employment, any Option granted to him shall lapse immediately. This Rule 5.3 shall apply where the Option Holder ceases to be in Relevant Employment in any circumstances (including, in particular, but not by way of limitation, where the Option Holder is dismissed unfairly, wrongfully, in breach of contract or otherwise).

5.4.	Number of Plan Shares acquired on exercise of Options

The number of Plan Shares which may be acquired on the exercise of an Option shall be limited to the maximum whole number which may be acquired at the Exercise Price out of the repayment (including any interest or bonus that has been taken into account in determining the number of Plan Shares over which the Option was granted) received by the Option Holder under the Savings Contract linked to the Option.

5.5.	Options may be exercised in whole or in part

An Option may, to the extent it has become exercisable, be exercised in whole or in part. If exercised in part, the unexercised part of the Option shall lapse.

5.6.	Procedure for exercise of Options

5.6.1.	An Option shall be exercised by the Option Holder delivering to the Committee a duly completed Notice of Exercise in the form from time to time prescribed by the Committee, specifying the number of Plan Shares in respect of which the Option is being exercised, and accompanied by evidence of the termination of the Savings Contract linked to the Option, payment in full for the Plan Shares (which shall not exceed the repayment, including any interest or bonus, received by the Option Holder under the linked Savings Contract) and, if available, the Option Certificate. Such payment may be made by the Option Holder or by the bank or building society with which the Savings Contract was made.

5.6.2.	If payment is made by cheque and the cheque fails to clear the Option shall be deemed never to have been exercised.

5.7.	Issue or transfer of Plan Shares on exercise of Options

Subject to any necessary consents and to compliance by the Option Holder with the Rules, the Committee shall, as soon as reasonably practicable and in any event not later than thirty days after the date of exercise of the Option, issue or transfer to the Option Holder, or procure the issue or transfer to the Option Holder of, the number of Plan Shares specified in the Notice of Exercise and shall deliver or procure the delivery to the Option Holder of a definitive share certificate in respect of such Plan Shares.

5.8.	Amount of repayment under Savings Contract

For the purpose of Rules 5.4 and 5.6, the repayment received under a Savings Contract shall exclude the repayment of any contribution the due date for payment of which falls after any date on which the Option Holder ceases to be in Relevant Employment.

6.	EXERCISE OF OPTIONS IN SPECIAL CIRCUMSTANCES

6.1.	Death

Notwithstanding the remaining provisions of these Rules, if an Option Holder dies before the Bonus Date, his personal representatives shall be entitled to exercise his Options at any time during the twelve month period after his death. If not so exercised by the end of that period, the Options shall lapse immediately.

Notwithstanding the remaining provisions of these Rules, if an Option Holder dies during the period of six months after the Bonus Date, his personal representatives shall be entitled to exercise his Options at any time during the twelve month period after the Bonus Date. If not so exercised, the Options shall lapse immediately.

6.2.	Injury, disability, redundancy, retirement etc

Subject to Rule 6.4, notwithstanding Rules 5.1 and 5.3, if an Option Holder ceases to be in Relevant Employment by reason of:

6.2.1.	injury or disability;

6.2.2.	redundancy within the meaning of the Employment Rights Act 1996;

6.2.3.	retirement;

6.2.4.	a relevant transfer within the meaning of the Transfer of Undertakings (Protection of Employment) Regulations 2006;

6.2.5.	where the Option Holder holds office or is employed in a company which is an associated company (as defined in paragraph 35(4) of Schedule 3) of the Company, that company ceasing to be an associated company of the Company by reason of a change of control (as determined in accordance with sections 450 and 451 Corporation Tax Act 2010);

6.2.6.	his office or employment ceasing to be a Relevant Employment because it relates to a business or part of a business which is transferred to a person, who is not an associated company of the Company where the transfer is not a relevant transfer within the meaning of the Transfer of Undertakings (Protection of Employment) Regulations 2006,

he shall be entitled to exercise his Options at any time during the period of six months after the date he ceases to be in Relevant Employment except that in the case of cessation of employment by reason of a circumstance within Rules 6.2.1, 6.2.2, 6.2.3, 6.2.4 or 6.2.5 occurring within the six month period after an event to which Rule 6.2.6 applied he shall be entitled to exercise his Options within the six month period after such cessation of employment. If not so exercised, the Options shall lapse immediately.

6.3.	Other special circumstances

If an Option Holder ceases to be in Relevant Employment for a reason other than those referred to in Rules 6.1 and 6.2 and within three years after the Grant Date, the Option shall lapse immediately.

If an Option Holder ceases to be in Relevant Employment for a reason other than those referred to in Rules 6.1 and 6.2 and more than three years after the Grant Date, he shall be entitled to exercise the Option at any time during the six month period thereafter. If not so exercised, the Option shall lapse immediately.

6.4.	Office or employment in Group Company

If, at the relevant Bonus Date, an Option Holder holds an office or employment in a company which is not a Constituent Company but which is a member of the Group he shall be entitled to exercise his Options at any time during the six month period thereafter.

6.5.	Termination of Savings Contract

If an Option Holder gives, or is deemed under the terms of his Savings Contract to have given, notice that he intends to cease paying contributions under his Savings Contract, the Option linked to the Savings Contract shall lapse immediately unless the Option has already become exercisable in accordance with the rules of the Plan.

6.6.	Meaning of ceasing to be in Relevant Employment

For the purpose of Rules 5.3, 6.2, 6.3, and 9.1.2, an Option Holder shall not be treated as ceasing to be in Relevant Employment until he no longer holds any office or employment with a member of the Group.

6.7.	Interaction of Rules

6.7.1.	If an Option has become exercisable under Rule 6.2 and, during the period allowed for the exercise of the Option under Rule 6.2, the Option Holder dies, the period allowed for the exercise of the Option shall be the period allowed by Rule 6.1.

6.7.2.	If an Option has become exercisable under Rule 6 and, during the period allowed for the exercise of the Option under Rule 6, the Option becomes exercisable under Rule 7 also (or vice versa), the period allowed for the exercise of the Option shall be the first to determine of the period allowed by Rule 6 and the period allowed by Rule 7.

7.	TAKE-OVER, RECONSTRUCTION, AMALGAMATION OR WINDING-UP OF COMPANY

7.1.	General offer for, or acquisition of, Company

Notwithstanding Rule 5.1, if a person other than a New Holding Company obtains Control of the Company as a result of:

7.1.1.	making a general offer to acquire the whole of the issued ordinary share capital of the Company which is made on a condition such that if it is satisfied the person making the offer will have Control of the Company; or

7.1.2.	making a general offer to acquire all the shares in the Company of the same class as the Plan Shares

(in either case, other than any shares already held by him or a person acting in concert with him) all Options may be exercised, subject to Rule 7.2, at any time during the period of six months beginning with the time when the person making the offer or proposed acquisition (as the case may be) has obtained Control of the Company and any condition subject to which the offer or proposed acquisition is made has been satisfied. If not so exercised, the Options shall lapse at the expiry of the six month period.

7.2.	Compulsory acquisition of Company

Notwithstanding Rule 5.1, if a person becomes entitled or bound to acquire shares in the Company under sections 979 and 983 of the Companies Act 2006 (or equivalent legislation), all Options may be exercised at any time during the period beginning with the date the person serves a notice under section 979 and ending seven clear days before the date on which the person ceases to be entitled to serve such a notice. If not so exercised, the Options shall cease to be exercisable and shall lapse when the person ceases to be entitled to serve such a notice.

7.3.	Reconstruction or amalgamation of Company

Notwithstanding Rule 5.1, if, under section 899 of the Companies Act 2006 (or equivalent legislation), the Court sanctions a compromise or arrangement proposed for the purposes of, or in connection with, a scheme for the reconstruction of the Company or its amalgamation with any other company or companies, all Options may be exercised within six months of the court sanctioning the compromise or arrangement. Any Option not so exercised shall cease to be exercisable and shall lapse at the end of such six month period.

7.4.	Winding-up of Company

If the Company passes a resolution for voluntary winding-up all Options may be exercised within the following six months. Any Option not so exercised shall cease to be exercisable and shall lapse at the end of such six month period.

7.5	Non-UK Company Reorganisation Arrangements

If a Non-UK Company Reorganisation arrangement applicable to or affecting all of the ordinary share capital of the Company or all of the shares of the same class of shares as the share to which the Option relates or all the shares, or all the shares of that same class, which are held by a class of shareholders identified by reference otherwise than by reference to their employments or directorships or their participating in a Relevant Share Option Scheme becomes binding on the shareholders covered by it, then an Option may be exercised within the period of six months of the date on which the Non-UK Company Reorganisation becomes binding.

7.6	Shares subject to Options ceasing to be Plan Shares

If the shares subject to an Option cease to satisfy the conditions in paragraphs 18 to 22 of Schedule 3:

7.4.1.	the definition of “Plan Shares” shall be amended by the deletion of the words “which satisfy the conditions in paragraphs 18 to 22 of Schedule 3”; and

7.4.2.	the Plan shall continue to exist as a non-Schedule 3 plan.

7.7	Meaning of “obtains Control of the Company”

For the purpose of Rule 7, a person shall be deemed to have obtained Control of the Company if he and others acting in concert with him have together obtained Control of it.

7.8	Notification of Option Holders

The Committee shall, as soon as reasonably practicable, notify each Option Holder of the occurrence of any of the events referred to in this Rule and explain how this affects his position under the Plan.

7.9	Exercise window

If in consequence of any of the events specified in rules 7.1, 7.2, 7.3 or 7.5 the shares to which an Option relates no longer meet the requirements of paragraphs 17 to 22 of Schedule 3, the Option may be exercised no later than 20 days after the day on which the event specified in these rules occurs, notwithstanding that the shares no longer meet the requirements of paragraphs 17 to 22 of Schedule 3 provided no exercise will take place outside the window specified for exercise in any of paragraphs 7.1, 7.2, 7.3 or 7.5.

An Option which is exercised during the period of 20 days ending with the date on which the event specified in rules 7.1, 7.2, 7.3 or 7.5 occurs will be treated as if it was made in accordance with the provisions of those rules provided always that if an Option is exercised in reliance on this provision and such event does not occur within the period of 20 days of such exercise, the exercise of the Option is to be treated as having had no effect and the Option shall remain in force in accordance with the provisions of the Rules.

8.	EXCHANGE OF OPTIONS

8.1.	Exchange of Options

If the person referred to in Rules 7.1, 7.2 or 7.3, including a New Holding Company is a company, an Option Holder may, at any time during the period set out in Rule 8.2, by agreement with the Acquiring Company, release his Option in consideration of the grant to him of a new option which is equivalent to the Option but which relates to shares in:

8.1.1.	the Acquiring Company; or

8.1.2.	a company which has Control of the Acquiring Company; or

8.1.3.	a company which either is, or has Control of, a company which is a member of a Consortium which owns either the Acquiring Company or a company having Control of the Acquiring Company.

8.2.	Period allowed for exchange of Options

The period referred to in Rule 8.1 is:

8.2.1.	where Rule 7.1 applies or would apply if the reference in that Rule to “person” was read as “person including a New Holding Company”, the period referred to in that Rule;

8.2.2.	where Rule 7.2 applies, the period during which the Acquiring Company remains so entitled or bound;

8.2.3.	where Rule 7.3 applies, the period of six months beginning with the time when the court sanctions the compromise or arrangement; and

8.2.4	where Rule 7.5 applies, the period referred to in that Rule.

If the Option Holder does not release the Option within the relevant period referred to in this Rule 8.2, the Option shall lapse at the expiry of such relevant period.

8.3.	Meaning of “equivalent”

The New Option shall not be regarded for the purpose of this Rule 8 as equivalent to the Option unless:

8.3.1.	the New Plan Shares satisfy the conditions in paragraphs 18 to 22 of Schedule 3; and

8.3.2.	the New Option is exercisable in the same manner as the Option and subject to the provisions of the Rules as they had effect immediately before the release of the Option;

8.3.3	the total market value, immediately before the release of the Option, of the Plan Shares which were subject to the Option is substantially the same as the total market value, immediately after the grant of the New Option, of the New Plan Shares subject to the New Option (market value being determined for this purpose in accordance with paragraph 39(8) of Schedule 3); and

8.3.4	the total amount payable by the Option Holder for the acquisition of the New Plan Shares under the New Option is equal to the total amount that would have been payable by the Option Holder for the acquisition of the Plan Shares under the Option.

8.4.	Grant Date of New Option

The Grant Date of the New Option shall be deemed to be the same as the Grant Date of the Option.

8.5.	Application of Plan to New Option

In the application of the Plan to the New Option, where appropriate, references to “Company” and “Plan Shares” shall be read as if they were references to the company to whose shares the New Option relates and the New Plan Shares, respectively, save that in the definition of “Committee” the reference to “Company” shall be read as if it were a reference to Innospec.

9.	LAPSE OF OPTIONS

An Option shall lapse on the earliest of:

9.1.1.	subject to Rule 6.1, six months after the Bonus Date;

9.1.2.	subject to Rules 6.1, 6.2 and 3, the Option Holder ceasing to be in Relevant Employment;

9.1.3.	the date on which it is provided that the Option shall lapse under Rules 6.1, 6.2 and 6.3 and 7.1 to 7.4;

9.1.4.	the date on which a resolution is passed or an order is made by the court for the compulsory winding-up of the Company;

9.1.5.	the date on which the Option Holder becomes bankrupt or enters into a compromise with his creditors generally; and

9.1.6.	the date on which the Option Holder purports to transfer, charge or otherwise alienate the Option;

9.1.7.	before an Option has become capable of being exercised, the Option Holder giving notice that he intends to stop paying monthly contributions, or being deemed under the terms of the Savings Contract to have given such notice or making an application for the repayment of his aggregate monthly contributions.

10.	ADJUSTMENT OF OPTIONS ON REORGANISATION

10.1.	Power to adjust Options

Subject to Rule 10.5, in the event of a Reorganisation, the number of Plan Shares subject to an Option, the description of the Plan Shares, the Exercise Price, or any one or more of these as necessary, shall automatically be adjusted to take account of such Reorganisation provided always that the provisions of paragraph 28(3A) are complied with.

10.2.	Exercise Price

Subject to Rule 10.3, no adjustment shall be made to the Exercise Price which would result in the Plan Shares subject to an Option being issued directly to the Option Holder at a price per Plan Share lower than the nominal value of a Plan Share and, if an adjustment would so result, the Exercise Price shall be the nominal value of a Plan Share.

10.3.	Capitalization of reserves

Notwithstanding Rule 10.2, an adjustment may be made which would result in the Plan Shares subject to an Option being issued at a price per Plan Share lower than the nominal value of a Plan Share if and to the extent that the Committee is authorized to capitalise from the Company’s reserves a sum equal to the amount by which the aggregate nominal value of the Plan Shares subject to the Options which are adjusted exceeds the aggregate adjusted Exercise Price under such Options. If such an adjustment is made, on the subsequent exercise of the Option, the Committee shall capitalise such sum and apply the sum in paying up such excess.

10.4.	Notification of Option Holders

The Committee shall, as soon as reasonably practicable, notify each Option Holder of any adjustment made under this Rule 10 and explain how this affects his position under the Plan. The Committee may call in for endorsement or cancellation and re-issue any Option Certificate in order to take account of such adjustment.

11.	AMENDMENT OF PLAN

11.1.	Power to amend Plan prior to HM Revenue & Customs approval

Prior to HM Revenue & Customs approval of this Part A of the Plan under Schedule 3, the Committee may make such amendments to the Rules as may be necessary or desirable in order to obtain such approval.

11.2.	Power to amend Plan after HM Revenue & Customs approval

After HM Revenue & Customs approval of the Plan under Schedule 3, the Committee may from time to time amend the rules of the Plan, in its discretion acting reasonably

PART B	INTENDED TO BE TAX QUALIFIED FOR EMPLOYEES RESIDENT IN ANY STATE IN THE UNITED STATES OF AMERICA

1.	PURPOSE

It is the intention of the Company to have this Part B of the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the United States Internal Revenue Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirement of that section of the Code. Any provision of the Plan which is inconsistent with Section 423 shall without further act or amendment by the Company be reformed to comply with the requirements of Section 423. This Section 1 shall take precedence over all other provisions in Part B of the Plan.

2.	DEFINITIONS

For the purposes of this Part B the following words shall have the following meanings:

“Code”	means the Internal Revenue Code of 1986, as amended;

“Committee”	means the Compensation Committee of the board of directors of the Company or any other duly authorized committee of the Board;

“Common Stock”	means the common stock of the Company;

“Company”	means Innospec Inc., a Delaware corporation;

“Compensation”	means an Employee’s compensation received by an Employee from the Company or a Designated Subsidiary including, but without limitation, the regular wages (i.e. base pay), overtime, and commissions, paid to an Employee, but excluding bonuses and other incentive compensation, disability pay, workers compensation, severance pay, service related cash awards, any amounts which constitute tax gross-ups of taxable amounts, and income realized as a result of participation in any stock option, stock purchase, or similar plan of the Company or any Designated Subsidiary provided that the Committee may amend the definition of Compensation for any Offering Period prior to the commencement of such Offering Period;

“Contributions”	means all amounts credited to the account of a participant pursuant to the Plan excluding interest;

“Corporate Transaction”	means a sale of all or substantially all of the Company’s assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation;

“Designated Broker”	means a stock brokerage or other firm or body (including any internal function of the Company) designated by the Committee for the purposes of the Plan;

“Designated Subsidiaries”	means the Subsidiaries that have been designated by the Committee from time to time in its sole discretion as eligible to participate in this Part B of the Plan;

“Employee”	means any person, including an Officer, who is an Employee of the Company and its Designated Subsidiaries for US tax purposes;

“Exchange Act”	means the Securities Exchange Act of 1934, as amended;

“Fair Market Value”	means with respect to any date that the Common Stock is listed on a national securities exchange or quoted in an inter-dealer quotation system the closing quotation of the Stock on that date as reported in the Wall Street Journal (or other reporting service approved by the Committee); provided, however, that with respect to any day on which the markets are closed, “Fair Market Value” for that day shall mean the middle market quotation of the Stock as reported in the Wall Street Journal (or other reporting service approved by the Committee ) on the next trading day, and further provided that with respect to Common Stock that is not listed on a national securities exchange or quoted in an inter-dealer quotation system and the Fair Market Value of such Common Stock shall be determined in good faith by such methods or procedures as shall be established from time to time by the Committee;

“Offering Date”	means the first business day of each Offering Period of the Plan;

“Offering Period”	means, unless amended pursuant to Rules 4 and 19 hereof, a set period of time, with start and end date(s) to be determined by the Committee. The Committee shall conduct each Offering Period in compliance with Section 423 of the Code. The terms and conditions of each Offering Period need not be identical but each shall include through incorporation the provisions of this Plan;

“Officer”	means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and rules and regulations promulgated thereunder;

“Purchase Date”	means the last trading day of each Offering Period of the Plan;

“Purchase Price”	means the price at which Shares may be purchased hereunder and shall be an amount equal to not less than eighty five percent (85%) of the Fair Market Value of the Shares on the first day of the relevant Offering Period;

“Rules”	means unless the context otherwise requires the Rules of this Part B of the Plan;

“Share”	means a share of Common Stock, as adjusted in accordance with Rule 18;

“Subsidiary”	means a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

3.	ELIGIBILITY

3.1.	General eligibility

Any person who is an Employee as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under this Part B of the Plan, subject to the requirements of Rule 5.1 and the limitations imposed by Section 423(b) of the Code.

At the discretion of the Committee, employees who are citizens or residents of a foreign jurisdiction may be excluded if granting them an option under the Plan would violate the laws of such jurisdiction, or if compliance with the laws of that jurisdiction would cause the Plan to violate Section 423 of the Code.

The Committee reserves the right to employ less stringent restrictions prior to the Offering Date of any Offering Period so long as those standards are set in a nondiscriminatory manner and are not more restrictive than those set forth above.

3.2.	Limits on eligibility

Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an option under this Part B of the Plan if:

3.2.1.	immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company; or

3.2.2.	such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate where the Fair Market Value of such stock (determined at the time such option is granted) would exceed Twenty-Five Thousand Dollars ($25,000) for each calendar year in which such option is outstanding at any time (or such other limit as shall be prescribed by the Code from time to time); or

3.2.3.	such option would permit such Employee rights to purchase stock under the Plan in excess of the maximum amount of stock permitted by the Shareholders to be offered through the Plan in accordance with Rule 13.1 of Part B or as otherwise provided by the Committee.

4.	OFFERING PERIODS

This Part B of the Plan shall be implemented by a series of Offering Periods and shall continue until terminated in accordance with Rule 19 hereof. The Committee shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings without stockholder approval provided always that for the purposes of this Part B of the Plan, no Offering Period shall exceed 27 months in any circumstances.

5.	PARTICIPATION

5.1.	Enrolment

An eligible Employee may become a participant in this Part B of the Plan by completing a subscription agreement and any other required documents (“Enrolment Documents”) provided by the Company and submitting them to the Designated Broker by 4:00 p.m. Eastern Time on the 20th of the month prior to the applicable Offering Date, unless a different time for submission of the Enrolment Documents is set by the Committee. The Enrolment Documents and their submission may be electronic, as directed by the Company. The Enrolment Documents shall set forth the dollar amount of the participant’s Compensation (subject to Rule 6.1 below) to be paid as Contributions pursuant to the Plan.

5.2.	Payroll deductions

Payroll deductions shall commence on the first payroll paid after the Offering Date, or the closest payroll date to the Offering Date which is administratively feasible, and shall end not later than the last payroll paid on or prior to the Purchase Date of the Offering Period to which the Enrolment Documents are applicable, unless sooner terminated by the participant pursuant to Rule 6.2.

6.	METHOD OF PAYMENT CONTRIBUTIONS

6.1.	Level of contribution

A participant shall elect to have payroll deductions made on each payday during the Offering Period, not to exceed such amount as the Committee may specify for the purposes of the relevant Offering Period, in a specified dollar amount of such participant’s Compensation on each payday during the Offering Period. All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account. Any election made under this Rule 6.1 must also be administratively feasible.

6.2.	Right to terminate deductions

6.2.1.	At any time during an Offering Period, a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering Period by delivering to the Company a notice of withdrawal in such form as the Company may provide and such withdrawal may be elected at any time prior to the end of the Offering Period, except as set forth in the Enrolment Documents.

6.2.2.	Upon withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire Shares for the participant) during the Offering Period, with interest (unless otherwise specified in the Enrolment Documents), and such participant’s participation in that Offering Period shall be automatically terminated.

6.2.3.	Withdrawal during an Offering Period shall have no effect upon such Employee’s eligibility to participate in any other Offering Periods, but such Employee shall be required to deliver new Enrolment Documents in order to participate in subsequent Offering Periods no later than 4:00 p.m. Eastern Time on the 20th of the month prior to the applicable Offering Date, unless a different time for submission of the Enrolment Documents is set by the Committee.

6.3.	Right to change deductions

A participant may elect to increase or decrease the rate or amount of his or her Contributions with respect to the next Offering Period by completing and filing with the Company new Enrolment Documents authorizing a change in the payroll rate. An increase or decrease (other than a discontinuance of Contributions) in the rate or amount of a participant’s Contribution shall be effective at the beginning of the next Offering Period. The new Enrolment Documents for increasing or decreasing Contributions (other than a discontinuance) must be completed and received by 4:00 p.m. Eastern Time on the 20th of the month prior to the applicable Offering Date, unless a different time for submission of the Enrolment Documents is set by the Committee. If the election is not timely filed, the election will become effective as of the beginning of the next Offering Period.

6.4.	Code limit

Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Rule 3.2 herein, an Employee’s payroll deductions may be decreased during any Offering Period scheduled to end during the current calendar year to $0.00.

6.5.	Elections

The Committee will establish procedures for all elections hereunder.

6.6	Restrictions on contribution

A participant shall be prohibited to elect to have payroll deductions made on each payday during the Offering Period:

(a)	In an amount more than the maximum amount which could be spent on shares under the Plan, in accordance with Rule 8; or

(b)	In an amount more than $25,000 in a calendar year, when combined with contributions to any other Section 423 plan or other Offering Period under this Plan; or

(c)	If such an election is not administratively feasible.

7.	GRANT OF OPTION

On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on or before the applicable Purchase Date pursuant to Rule 8 a number of Shares, with the maximum number of Shares set forth in the Enrolment Documents in accordance with the formula provided in Rule 8, subject to any adjustment pursuant to Rule 18, and provided further that such purchase shall be subject to the limitations set forth in Rules 3 and 13.

8.	EXERCISE OF OPTION

Prior to the end of each Offering Period, each participant will be contacted and asked to confirm his or her intent to exercise his or her option. Upon confirmation, the participant’s option for the purchase of Shares will be exercised as soon as administratively feasible on or before the Purchase Date of each Offering Period, but after the participant has made his or her final contribution to the Plan in accordance with the Enrolment Documents.

The maximum number of Shares subject to the option to be purchased by each participant shall be determined as of the Offering Date of an Offering Period by dividing the participant’s total contributions for that Offering Period indicated in his or her Enrolment Documents, by the Purchase Price, subject to any adjustment pursuant to Rule 18, and provided further that such purchase shall be subject to the limitations set forth in Rules 3 and 13.

The Shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant as promptly as practicable upon request or after the Purchase Date. During his or her lifetime, a participant’s option to purchase Shares hereunder is exercisable only by him or her. If a participant chooses not to exercise his or her option in the Plan, the participant will have his or her contributions returned with interest (unless otherwise specified in the Enrolment Documents). If a participant fails to respond to the request, the contributions will be returned with interest (unless otherwise specified in the Enrolment Documents) at the close of the Offering Period.

9.	DELIVERY

As promptly as practicable upon request or after a Purchase Date the number of Shares purchased by each participant upon exercise of his or her option shall be deposited into an account established in the participant’s name with the Designated Broker. Any payroll deductions accumulated in a participant’s account that are not applied toward the purchase of Shares due to limitations imposed by the Plan shall be returned to the participant with interest (unless otherwise specified in the Enrolment Documents) as soon as administratively feasible.

10.	WITHDRAWAL OF SHARES

At anytime following thirty (30) days from the Purchase Date of Shares, a participant may withdraw all or any number of whole Shares credited to his or her account by directing the Designated Broker to cause his or her Shares to be:

10.1.	issued in book entry format, or as certificates in the participant’s name upon request;

10.2.	sold with the net proceeds (less applicable commissions and other charges) distributed in cash to the participant; or

10.3.	transferred to another brokerage account of the participant provided that no participant may make any withdrawal in the manner specified by this Rule 10.3 unless such withdrawal complies with the terms and provisions of the Statement of Corporate Policy: Trading in Innospec Inc. Stock.

11.	TERMINATION OF EMPLOYMENT

11.1.	Special Circumstances

If a participant ceases to be an Employee prior to the Purchase Date of an Offering Period by reason of:

11.1.1	the participant’s death;

11.1.2	injury, disability;

11.1.3	redundancy; or

11.1.4	retirement on or after the age at which he is bound to retire under the terms of his contract of employment the participant (or his personal representatives in the case of his death) may exercise his options within a period of three months following the date on which he ceases to be an Employee provided that:

11.1.5	the participant may only exercise his options using the accumulated Contributions in his account (excluding any interest) at the date of cessation; and

11.1.6	in no circumstances can an option be exercised after the Purchase Date.

11.2.	Leavers – general

If a participant ceases to be an Employee for any reason other than those in Rule 11.1, or if an Employee ceases to be an Employee in the circumstances in Rule 11.1 and chooses not to exercise his option, the Contributions credited to his account (together with interest unless otherwise specified in the Enrolment Documents) will be refunded to the Employee or his beneficiary or estate as the case may be, through normal payroll processing as soon as administratively practicable following such termination.

12.	INTEREST

Any interest which shall accrue on the Contributions of a participant in the Plan:

12.1.	shall be disregarded on the exercise of an option in determining the maximum number of Shares that may be purchased for that Offering Period; and

12.2.	shall be included in any repayment of Contributions to a participant.

13.	STOCK

13.1.	Plan limit

Subject to adjustment as provided in Rule 18, the maximum number of Shares that shall be made available for sale under the Plan (including this Part B) shall be 750,000. Subject to stockholder approval at the 2018 Annual Meeting of Stockholders in May 2018, the maximum number of shares that shall be made available for sale under the Plan (including this Part B) shall be increased to 1,650,000. If the Committee determines that, during a given Offering Period, the number of Shares with respect to which options are to be exercised may exceed:

13.1.1.	the number of Shares that were available for sale under the Plan on the Offering Date of the applicable Offering Period; or

13.1.2.	the number of Shares available for sale under the Plan during the Offering Period,

the Committee shall make a pro rata allocation of the Shares available for purchase on such Offering Date or during such Offering Period, as applicable, in as uniform a manner as shall be practicable, and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock during the Offering Period, and may continue the Plan as then in effect, or terminate the Plan pursuant to Rule 19 below. The Committee may make a pro rata allocation of the Shares available on the Offering Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company’s stockholders subsequent to such Offering Date.

13.2.	Rights in shares

A participant shall have no interest or voting rights in Shares covered by his or her option until such Option has been exercised. A participant shall not be deemed holder of, or have any of the rights of a holder with respect to Shares subject to options under this Plan unless and until the participant’s Shares acquired upon exercise of such options are recorded in the books of the Company (or its transfer agent).

13.3.	Registration of shares

Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

14.	DESIGNATION OF BENEFICIARY

14.1.	Designation

The Company may, in its sole discretion, permit a participant to designate (in such form as it shall permit) a beneficiary who is to receive any Shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to the end of an Offering Period but prior to delivery to him or her of such Shares and cash. In addition, if so permitted by the Committee, a participant may designate a beneficiary who is to receive any Shares from the participant’s account under the Plan in the event of such participant’s death prior to the Purchase Date of an Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

14.2.	Changing designation

Such designation of beneficiary may be changed by the participant and his or her spouse (if any) at any time by submission of the required notice which required notice may be electronic. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.	TRANSFERABILITY

Neither Contributions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Rule 14) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Rule 6.2.

16.	USE OF FUNDS

Any Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

17.	REPORTS

Individual accounts will be maintained for each participant in the Plan. Statements of accounts will be provided to participating Employees by the Company or the Designated Broker at least annually, which statements will set forth the amounts of Contributions, the per Share Purchase Price, the number of Shares purchased and the remaining cash balance, if any.

18.	ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, CORPORATE TRANSACTIONS

18.1.	Adjustment

Subject to any required action by the stockholders of the Company, the number of Shares covered by each option under the Plan that has not yet been exercised, the number of Shares that have been authorized for issuance under the Plan but have not yet been placed under option (collectively, “Reserves”), the maximum number of Shares of Common Stock that may be purchased by a participant in an Offering Period, the number of Shares set forth in Rule 13.1, and the price per Share of each option under the Plan that has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock (including any such change in the number of Shares effected in connection with a change in domicile of the Company), or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an option.

18.2.	Corporate transaction – general

In the event of a dissolution or liquidation of the Company, any Offering Period then in progress will terminate immediately prior to the consummation of such action, unless otherwise provided by the Committee.

18.3.	Corporate transaction – existing options

In the event of a Corporate Transaction, each option outstanding under the Plan shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or Subsidiary of such successor corporation. In the event that the successor corporation refuses to assume or substitute for outstanding options, each Offering Period then in progress shall be shortened and a new Purchase Date shall be set (“New Purchase Date”), as of which date any Offering Period then in progress will terminate.

18.4.	New purchase date

The New Purchase Date shall be on or before the date of consummation of the transaction and the Committee shall notify each participant in writing, at least ten (10) days prior to the New Purchase Date, that the Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically (subject to Rule 8) on the New Purchase Date, unless prior to such date he has withdrawn from the Offering Period as provided in Rule 6.2.

18.5.	Deemed assumption of rights

For purposes of this Rule 18, an option granted under the Plan shall be deemed to be assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction, each holder of an option under the Plan would be entitled to receive upon exercise of the option the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to the transaction, the holder of the number of Shares covered by the option at such time (after giving effect to any adjustments in the number of Shares covered by the option as provided for in this Rule 18); provided however that if the consideration received in the transaction is not solely common stock of the successor corporation or its parent corporation (as defined in Section 424(e) of the Code), the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per Share consideration received by holders of Common Stock in the transaction.

18.6.	Adjusting reserves

The Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the Purchase Price of each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights, offerings or other increases or reductions of Shares of its outstanding Common Stock, and in the event of the Company’s being consolidated with or merged into any other corporation.

19.	AMENDMENT OR TERMINATION

19.1.	General power to amend

The Committee may at any time and for any reason terminate or amend this Part B of the Plan. Except as provided in Rule 18, no such termination may affect options previously granted, provided that this Part B of the Plan or an Offering Period may be terminated by the Committee on a Purchase Date or by the Committee’s setting a new Purchase Date with respect to an Offering Period then in progress if the Committee determines that termination of this Part B of the Plan and/or the Offering Period is in the best interests of the Company and the stockholders or if continuation of this Part B of the Plan and/or the Offering Period would cause the Company to incur adverse accounting charges as a result of a change after the Effective Date in the generally accepted accounting rules applicable to the Plan.

19.2.	Existing options unaffected

Except as provided in Rule 18 and in this Rule 19, no amendment to the Plan shall make any change in any option previously granted that adversely affects the rights of any participant.

19.3.	Stockholder approval

To the extent necessary to comply with Rule 16b-3 under the Exchange Act, or under Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

19.4.	Matters not requiring stockholder approval

Without stockholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Committee shall be entitled to change the

Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than US dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Committee determines in its sole discretion advisable that are consistent with the Plan.

20.	CONDITIONS UPON ISSUANCE OF SHARES

20.1.	Compliance with applicable laws

Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

20.2.	Representation of intention

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

21.	TERM OF PLAN

The term of this Part B of the Plan shall be ten (10) years from the Effective Date unless sooner terminated under Rule 19. Following stockholder approval, if granted at the 2018 Annual Meeting of Stockholders, the plan shall be extended for a further ten (10) years from May 6, 2018.

22.	ADDITIONAL RESTRICTIONS OF RULE 16b-3

The terms and conditions of options granted hereunder to, and the purchase of Shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the Shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

23.	MISCELLANEOUS

23.1.	Employment status

The Plan and Enrolment Documents do not constitute an employment contract. Nothing in this Plan or Enrolment Documents shall in any way alter the at-will nature of a participant’s employment or be deemed to create in any way whatsoever any obligation on part of any participant to continue in the employ of the Company or Designated Subsidiaries, or on part of the Company or Designated Subsidiary to continue the employment of the participant.

23.2.	Governing law

The validity, construction and effect of this Part B of the Plan, Rules 1 to 11 of the introduction to the Plan in respect of their application to any option granted under this Part B of the Plan, any rules and regulations relating to the Plan and any option granted hereunder shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws.

24.	SECTION 409A OF THE CODE

This Plan is not intended to be a deferred compensation plan as defined under Section 409A of the Code and any guidance issued thereunder (“Section 409A Standards”). Notwithstanding the foregoing, to the extent that this Plan and or options granted under this Plan at any time become subject to Section 409A Standards, the Committee shall have the authority to amend the Plan in order to comply with Section 409A Standards, and the Plan and all options exercised pursuant to the Plan shall be effected, interpreted, and applied in a manner consistent with the 409A Standards. To the extent that options exercised under the Plan become subject to 409A Standards and such options granted under the Plan subject any participant to gross income inclusion, interest, or additional tax pursuant to, or would be prohibited by, Code Section 409A, those terms are to that extent superseded by the applicable Section 409A Standards.

PART C	NOT INTENDED TO BE TAX APPROVED OR TAX QUALIFIED. NOT FOR AWARDS TO US TAX RESIDENTS

On each occasion that the Committee resolves to grant Options or Stock Equivalent Units under this Part C the provisions in Part A shall apply to such Options or Stock Equivalent Units as modified by this Part C.

1.	INTERPRETATION

1.1.	Definitions

In this Part C of the Plan, unless the context otherwise requires, the following words and expressions have the following meanings:

“Conversion Rate”	means on any given day, the closing rate for US dollars purchased with the Relevant Currency on the last preceding Dealing Day as published in the Wall Street Journal (or other reporting service approved by the Committee );

“Eligible Employee”	means a director (other than a non-executive director) or employee of the Company or a Subsidiary who is nominated by the Committee;

“Exercise Date”	means the third anniversary of the Date of Grant or if the Committee shall determine on or before the Date of Grant of an Option or Stock Equivalent Unit the Exercise Date may be deferred by one month for every occasion on which an Option Holder fails to make a Monthly Contribution provided that the Exercise Date shall never be later than 42 months after the Date of Grant;

“Individual Share Limit”	means in relation to any Option or Stock Equivalent Unit the amount of the Notional Dollar Repayment Value divided by the Exercise Price;

“Minimum Monthly Contribution”	means in relation to each Invitation the minimum Monthly Contribution (if any) expressed in the Relevant Currency which may be made by an Option Holder as determined by the Committee;

“Monthly Contribution”	means in relation to any Eligible Employee the fixed amount in Relevant Currency of each of the 36 monthly savings contributions which the Eligible Employee undertakes to make by submitting an Application;

“Notional Dollar Repayment Value”	means in relation to any application for the grant of an Option or Stock Equivalent Unit the aggregate amount in US dollars (converted from the Relevant Currency using the Conversion Rate on the Invitation Date) of 36 Monthly Contributions (or such other number as the Committee may determine prior to any Invitation);

“Relevant Currency”	means in respect of an Eligible Employee the currency in which they make (or propose to make) Monthly Contributions for the purposes of the Plan;

“Savings”	means at any time the aggregate amount of an Option Holder’s monthly savings contributions held by the Savings Body together with any interest accrued on the same;

“Savings Body”	means the financial institution approved by the Committee to hold Savings for the purposes of this Part C of the Plan;

“Stock Equivalent Unit”	means a potential future right to receive a bonus granted pursuant to and calculated in accordance with Rule 7 of this Part C.

1.2.	Interpretation

Words not otherwise defined in this Part C shall have the meanings given to them in Part A of the Plan.

2.	INVITATIONS AND GRANT OF OPTIONS

2.

2.1.	Invitations

Rule 2 of Part A of the Plan shall apply to this Part C subject to the following modifications:

2.1.1.	Rules 2.4.4 to 2.4.6 shall not apply;

2.1.2.	the Invitation shall specify the maximum Monthly Contribution in the Relevant Currency;

2.1.3.	an Eligible Employee may only elect to make 36 Monthly Contributions;

2.1.4.	Rule 2.5 shall not apply and the Application shall be in such form as the Committee may determine from time to time;

2.1.5.	Rule 2.6 shall not apply and an Application shall be deemed to be for the grant of an Option over the maximum whole number of Plan Shares which may be acquired at the Exercise Price out of the Notional Dollar Repayment Value.

2.2.	Grant of Options

Rule 3 of Part A shall apply subject to the following modifications:

2.2.1.	any reference to HM Revenue & Customs shall be disregarded;

2.2.2.	the maximum number of Plan Shares in respect of which an Option can be granted in response to an Application shall not in any event exceed the Individual Share Limit;

2.2.3.	in Rule 3.4.4 the reference to the Bonus Date shall be construed as a reference to the Exercise Date;

2.2.4.	Rule 3.6.1 shall not apply and Rule 3.6.2 shall be replaced by the following:

“firstly, it shall amend the Notional Dollar Repayment Value in relation to the Option as it determines in its absolute discretion;”.

2.3.	Savings

In respect of any Eligible Employees to which this Part C may apply the Committee may determine that there shall not be a Savings Body and that alternative arrangements may be made for those Eligible Employees for the saving of Monthly Contributions. Such arrangements may include Option Holders making personal arrangements for saving Monthly Contributions and providing such evidence as the Committee may require at the date of exercise to demonstrate that such savings have been made and retained by the relevant Option Holder. Where this Rule 2.3 applies references to “Savings Body”, “Savings Contract” and “Savings” in the rules of the Plan shall be construed accordingly and the rules of the Plan shall be applied as far as possible in the same manner as they do where a Savings Body is involved in the operation of the Plan.

3.	EXERCISE

3.1.	Modification of Part A

Rules 4, 5 and 6 of Part A shall apply subject to the following modifications:

3.1.1.	the Exercise Price shall be expressed in the Relevant Currency;

3.1.2.	in Rules 5 and 6 any reference to the Bonus Date shall be construed as a reference to the Exercise Date;

3.1.3.	Rule 5.4 shall not apply;

3.1.4.	Rule 5.5 shall not apply and the maximum number of Plan Shares in respect of which an Option can be exercised shall not in any event exceed the Individual Share Limit;

3.1.5.	in Rule 5.7 reference to any bonus shall be disregarded; and

3.1.6.	in Rule 6.2.2 reference to the Employment Rights Act 1996 shall be disregarded.

3.2.	Shares over which option exercisable

An Option can only be exercised in respect of such number of Plan Shares as is determined below:

3.2.1.	where the Option is exercisable on or after the Exercise Date, the maximum number of Plan Shares in respect of which it subsists;

3.2.2.	subject to Rule 3.2.3 of this Part C, where the Option is exercised in any other case, the number of Plan Shares equal to:

A×	B	where:
36

A is the maximum number of Plan Shares in respect of which the Option subsists; and

B is the number of Monthly Contributions actually made by the Option Holder prior to the date of effective exercise of the Option;

3.2.3.	in any case such lesser number of Shares as the Option Holder may specify in the notice of exercise given to the Company.

4.	DISCRETION TO PAY CASH ON EXERCISE OF AN OPTION

4.1.	Discretion to pay cash

In respect of any Option granted under this Part C that is effectively exercised the Committee may choose to satisfy any rights the Option Holder has under the Plan by a cash payment to the Option Holder and in such circumstances the Option Holder will have no right to the allotment or transfer to him of Plan Shares on the exercise of his Option.

4.2.	Amount of payment

Where the exercise of an Option is to be satisfied by the payment of cash the quantum of such payment shall be calculated as follows:

N x (MV – EP)

Where:

N is the number of Plan Shares that could have been acquired on the relevant Exercise Date determined in accordance with Rule 3.2 of this Part C (on the assumption that the Option Holder could acquire Plan Shares);

MV is the Market Value of a Plan Share on the relevant date of exercise (for this purpose, the definition of “Market Value” shall be applied replacing references to “Invitation Date” with “relevant date of exercise”); and

EP is the Exercise Price for a Plan Share under the relevant Option.

5	TAXES

Any payment under this Part C shall be subject to deduction of all taxes (including withholding taxes and other payroll taxes), social security contributions and other contributions as may be lawfully made and required by any taxation authority.

6.	GENERAL

Any references to HM Revenue & Customs approval, agreement or consent shall be disregarded for the purposes of this Part C.

Subject to Rule 2.3 of this Part C, any reference to “Savings Contract” shall be construed as a reference to the contract between the Savings Body and the Option Holder in respect of the Savings for the purposes of this Part C.

Exercise is conditional on the tax liability being established, which for the purposes of this Part C will treated as the date of the sale of the Shares (where the Option Holder chooses to sell immediately) or the transfer of shares into the Option Holder’s named account (where the Option Holder chooses to retain their Shares).

7.	STOCK EQUIVALENT UNIT

7.1	On any occasion on which the Committee resolves to grant awards under this Part C it may resolve that such awards are granted in the form of Stock Equivalent Units in which case this Rule 7 of Part C shall apply.

7.2	Where the Committee resolves to grant an award as a Stock Equivalent Unit then Part A and this Part C shall be modified in relation to the grant of the award so that:

7.2.1 the definition of “Option” shall be replaced with “Stock Equivalent Unit” as defined in this Part C and references to an Option, Option Certificate and New Option in the remainder of Part A or Part C shall be modified accordingly;

7.2.2 the definition of “Plan Shares” shall be replaced with “Notional Shares” which shall mean a notional share equal in value to a Plan Share but having no legal rights attributable to a Share, and references to Plan Shares in the remainder of Part A (with the exception of Rule 4 and Rule 7.1.2) and Part C (with the exception of Rule 7.4) shall be amended accordingly;

7.2.3 Rules 2.8, 3.6, 5.7, 7.6, 7.9, 8.3.1 and 10.2 of Part A shall not apply in respect of a Stock Equivalent Unit;

7.2.4 Rule 8.1 of Part A shall be amended so that all references to shares in any of the bodies referred to in Rule 8.1.1 to 8.1.3 shall be to notional shares in that body such that any New Option shall be granted as a Stock Equivalent Unit; and

7.2.5 paragraph 3 of Rule 6 of this Part C shall be replaced with “Exercise is conditional on the tax liability being established.”.

7.3	In respect of any Stock Equivalent Unit granted under this Part C that is effectively exercised the Committee shall satisfy any rights the Option Holder has under the Plan by a cash payment to the Option Holder and the Option Holder shall have no right to the allotment or transfer to him of any Notional Shares or other shares.

7.4	The cash payment to be made to the Option Holder pursuant to Rule 7.3 shall be calculated as follows:

N x (MV – EP)

N is the number of Notional Shares that could have been acquired on the relevant Exercise Date determined in accordance with Rule 3.2 of this Part C;

MV means, in the Relevant Currency at the Conversion Rate on the Exercise Date, an amount per Notional Share equal to the Market Value of a Plan Share on the relevant date of exercise (for this purpose, the definition of “Market Value” shall be applied replacing references to “Invitation Date” with “relevant date of exercise”); and

EP is the Exercise Price for a Notional Share under the relevant Stock Equivalent Unit.

innospec
specialty chemicals

IMPORTANT ANNUAL MEETING INFORMATION

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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Vote by Internet

Vote by telephone

Annual Meeting Proxy Card

1234 5678 9012 345

1. Re-election of Directors:

Nominee	For	Withhold
01 - Milton C. Blackmore	☐	☐
02 - Robert I. Paller	☐	☐

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B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

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02S8ZB

Electronic Voting Instructions
IMPORTANT ANNUAL MEETING INFORMATION
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Daylight Time, on May 9, 2018.
Vote by Internet
Go to www.envisionreports.com/iosp
Or scan the QR code with your smartphone
Follow the steps outlined on the secure website
Vote by telephone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
Follow the instructions provided by the recorded message
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.
Annual Meeting Proxy Card 1234 5678 9012 345
IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
A Proposals — The Board recommends a vote FOR all nominees and FOR Proposals 2, 3, 4 and 5.
1. Re-election of Directors: 01 - Milton C. Blackmore
For Withhold
02 - Robert I. Paller
For Withhold
2. Say on Pay - An advisory vote on the approval of executive compensation.
4. Approval of the Innospec, Inc. Sharesave Plan 2008 (as amended and restated).
For Against Abstain
3. Approval of the Innospec Inc. 2018 Omnibus Long-Term Incentive Plan.
5. Proposal to ratify the Company’s independent public accounting firm for 2018.
For Against Abstain
6. To transact such other business as may properly come before the meeting or any adjournment thereof.
B Non-Voting Items
Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting.
C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.
Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

2018 Annual Meeting Admission Ticket
2018 Annual Meeting of Innospec Inc. Stockholders
Wednesday, May 9, 2018, 10:00 a.m. Local Time The Four Seasons 1435 Brickell Ave, Miami, FL 33131
Upon arrival, please present this admission ticket and photo identification at the registration desk.
IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — Innospec Inc.
Notice of 2018 Annual Meeting of Stockholders
Proxy Solicited by Board of Directors for Annual Meeting – May 9, 2018
Patrick S. Williams and Ian P. Cleminson, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Innospec Inc. to be held on May 9, 2018 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees and FOR Proposals 2, 3, 4 and 5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.)